UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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PANGAEA LOGISTICS SOLUTIONS LTD.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PANGAEA LOGISTICS SOLUTIONS LTD.
109 Long Wharf
Newport, RI 02840

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 5, 2022

TO THE SHAREHOLDERS OF PANGAEA LOGISTICS SOLUTIONS LTD:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Pangaea Logistics Solutions Ltd., a Bermuda company, will be held at 2:00 pm, Eastern Time, on August 5, 2022, in the Company's Executive Office at 109 Long Wharf, Newport, RI 02840. You are cordially invited to attend the annual meeting, which will be held for the following purposes:

(1)to elect two directors to our Board of Directors as Class II directors serving until the annual meeting of shareholders to be held in 2025;

(2)to elect one director to our Board of Director as Class III director serving until the annual meeting of shareholders to be held in 2023;

(3)to approve the amendment of the PANGAEA LOGISTICS SOLUTIONS LTD. 2014 SHARE INCENTIVE PLAN (as amended and restated by the Board of Directors on May 6, 2022), the "2022 Amended Plan";

(4)to approve the amendment of the Company's Bye-laws to adopt gender-inclusive language;

(5)to transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on June 17, 2022 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

All shareholders are cordially invited to attend the Annual Meeting. If you do not expect to be present at the Annual Meeting, you are requested to fill in, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Annual Meeting. Shareholders of record also have the option of voting via the Internet. Instructions for using the service is included on the proxy card. In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person in accordance with the procedures described in the accompanying proxy statement. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors

/s/ Mark L. Filanowski
Mark L. Filanowski
Chief Executive Officer

Newport, Rhode Island
June 22, 2022

This notice and proxy statement is dated June 22, 2022, and is first being mailed to our shareholders on or about June 24, 2022.

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PROXY STATEMENT

General
This proxy statement, which is being mailed to each person entitled to receive the accompanying Notice of Annual Meeting on or about June 24, 2022, is furnished in connection with the solicitation of proxies to be voted at the annual meeting of shareholders by the Board of Directors (the "Board") of Pangaea Logistics Solutions Ltd. ("Pangaea" or the "Company"), The meeting is to be held on August 5, 2022, at 4:00 p.m. at the Company’s principal executive office, located at 109 Long Wharf, Newport, Rhode Island, and at any adjournments or postponements thereof.
Shareholders Who May Vote
All shareholders of record at the close of business on June 17, 2022 will be entitled to vote. As of June 17, 2022, Pangaea had outstanding 46,006,182 common shares, each of which is entitled to one vote with respect to each matter to be voted upon at the meeting. Proxies are solicited to give all shareholders who are entitled to vote on the matters that come before the meeting the opportunity to do so whether or not they attend the meeting in person.
Voting
If you are a holder of record of our common shares as of the record date, you may vote in person at the annual meeting or by submitting a proxy for the annual meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the meeting and vote in person, obtain a proxy from your broker, bank or nominee.
Changing or Revoking a Proxy
If you are a holder of record of our common shares as of the record date, you may change or revoke your proxy at any time before it is voted by submitting a new proxy with a later date, delivering a written notice of revocation to Pangaea's Secretary, or voting in person at the meeting. If your shares are held in the name of your broker or bank, you may change or revoke your voting instructions by contacting the bank or brokerage firm or other nominee holding the shares or by obtaining a legal proxy from such institution and voting in person at the annual meeting.
Required Vote
A quorum is required to conduct business at the meeting. A quorum requires the presence, in person or by proxy, of at least two shareholders representing the holders of at least thirty-three percent (33%) of the issued and outstanding shares entitled to vote at the meeting. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when you fail to provide voting instructions to your broker for shares owned by you but held in the name of your broker and your broker does not have authority to vote without instructions from you. Under those circumstances, your broker may be authorized to vote for you without your instructions on routine matters but is prohibited from voting without your instructions on non-routine matters. Non-routine matters include the election of directors for which your broker cannot vote and absent your instructions on how to vote, will result in broker non-votes.
Any question proposed for consideration at the meeting shall be decided on by a simple majority of votes cast.

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Costs of Proxy Solicitation
Pangaea pays the cost of this solicitation of proxies. This solicitation is being made by mail but also may be made by telephone or in person. Our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means.
Pangaea will request that persons who hold shares for others, such as banks and brokers, solicit the owners of those shares and will reimburse them for their reasonable out-of-pocket expenses for those solicitations.
Attending the Meeting
If your shares are held in the name of your bank or broker and you plan to attend the meeting, please bring proof of ownership with you to the meeting. A bank or brokerage account statement showing that you owned voting shares of Pangaea on June 17, 2022 is acceptable proof to establish share ownership and obtain admittance to the meeting. If you are a shareholder of record, no proof of ownership is required. All shareholders or their proxies should be prepared to present government-issued photo identification upon request for proof of ownership and/or admission to the meeting.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q.    Why am I receiving this proxy statement?

A.    Pangaea Logistics Solutions Ltd. is furnishing you this proxy statement to solicit proxies on behalf of its Board to be voted at the 2022 annual meeting of shareholders of Pangaea Logistics Solutions Ltd. The meeting will be held at the Company's Executive Office, 109 Long Wharf, Newport, RI 02840 on August 5, 2022, at 2:00 pm Eastern Time. The proxies also may be voted at any adjournments or postponements of the meeting. When used in this proxy statement, “Pangaea,” “Company,” “we,” “our,” “ours” and “us” refer to Pangaea Logistics Solutions Ltd. and its consolidated subsidiaries, except where the context otherwise requires or as otherwise indicated.

This proxy statement contains important information about the matters to be acted upon at the annual meeting. Shareholders should read it carefully.

Q.    What is a proxy?

A.    A proxy is your legal designation of another person to vote the shares you own on your behalf. That other person is referred to as a “proxy.” Our Board has designated Mark Filanowski and Gianni Del Signore as proxies for the annual meeting. By completing and returning the enclosed proxy card, you are giving Mr. Del Signore and Mr. Filanowski the authority to vote your shares in the manner you indicate on your proxy card.

Q.    What do I need to do now?

A.    We urge you to read carefully and consider the information contained in this proxy statement. The vote of our shareholders is important. Shareholders are then encouraged to vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.    Who is entitled to vote?

A.    We have fixed the close of business on June 17, 2022, as the “record date” for determining shareholders entitled to notice of and to attend and vote at the annual meeting. As of the close of business on June 17, 2022, there were 46,006,182 common shares outstanding and entitled to vote. Each common share is entitled to one vote per share at the annual meeting.

Q.     How do I vote?

A.    If you are a stockholder of record, there are three ways to vote:

•by Internet at www.cstproxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on August 4, 2022 (have your Notice or proxy card in hand when you visit the website);

•by completing and mailing your proxy card with the pre-addressed postage paid envelope. (if you received printed proxy materials); or

•by written ballot at the Annual Meeting.

    Even if you plan to attend the Annual Meeting in person, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend.

    If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the meeting and vote in person, obtain a proxy from your broker, bank or nominee.

Q.    What does it mean if I receive more than one proxy card?

A.    It indicates that you may have multiple accounts with us, brokers, banks, trustees, or other holders of record. Sign and return all proxy cards to ensure that all of your shares are voted. We encourage you to register all your accounts in the same name and address.
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Q.    If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.    No. Your broker, bank or nominee cannot vote your shares unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.

Q.    What are my voting choices when voting for director nominees, and what vote is needed to elect directors?

A.    In voting on the election of two director nominees to serve until the 2025 annual meeting of shareholders and one director nominee to serve until the 2023 annual meeting of shareholders. Shareholders may vote in one of the following ways:

•in favor of an individual nominee; or

•against an individual nominee; or

•withhold votes as to an individual nominee.

Each director will be elected by a simple majority of the votes of the common shares present or represented by proxy at the meeting.

Our Board recommends a vote “ FOR ” all nominees.

Q.    What if a shareholder does not specify a choice for a matter when returning a proxy?

A.    Shareholders should specify their choice for each matter on the enclosed form of proxy. If no instructions are given, proxies that are signed and returned will be voted “ FOR ” the election of the director nominees.

Q.    What constitutes a quorum?

A.    The presence, in person or by proxy, of at least two shareholders representing the holders of at least thirty-three percent (33%) of the outstanding common shares constitutes a quorum. We need a quorum of shareholders to hold a validly convened annual meeting. If you have signed and returned your proxy card, your shares will be counted toward the quorum. If a quorum is not present, the chairman may adjourn the meeting, without notice other than by announcement at the meeting, until the required quorum is present. As of the record date, 46,006,182 common shares were outstanding. Thus, the presence of the holders of common shares representing at least 15,335,394 shares will be required to establish a quorum.

Q.    How are abstentions and broker non-votes counted?

A.    Abstentions are counted for purposes of determining whether a quorum is present at the annual meeting. A properly executed proxy card marked “withhold” with respect to the election of the director will not be voted with respect to the director indicated, although it will be counted for purposes of determining whether there is a quorum.

    Broker non-votes will have no effect on the outcome of the vote on any of the proposals.

Q.    Will any other business be transacted at the meeting? If so, how will my proxy be voted?

A.    We do not know of any business to be transacted at the annual meeting other than those matters described in this proxy statement. The period of time specified in our Bye-laws for submitting proposals to be considered at the meeting has expired and no proposals were submitted.

Q.    May I change my vote after I have mailed my signed proxy card?

A.    Yes. Send a later-dated, signed proxy card to our corporate secretary at the address set forth below so that it is received prior to the vote at the annual meeting or attend the annual meeting in person and vote. Shareholders also may revoke their proxy by sending a notice of revocation to our corporate secretary, which must be received by our corporate secretary prior to the vote at the annual meeting.

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Q.    Will I be able to view the proxy materials electronically?

A.    Yes. To view this proxy statement and our 2021 Annual Report on Form 10-K ("Annual Report") electronically, visit http://www.cstproxy.com/pangaeals/2022.

Q.    Where can I find the voting results of the annual meeting?

A.    We intend to announce preliminary voting results at the annual meeting and will publish final results on a current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days of the annual meeting.

Q.    What is the deadline for submitting proposals to be considered for inclusion in the 2023 proxy statement and for submitting a nomination for director for consideration at the annual meeting of shareholders in 2023?

A.    We expect to hold our 2023 annual meeting of shareholders on or about August 4, 2023. Shareholder proposals made in accordance with the relevant provisions of the Companies Act 1981 of Bermuda (i.e. the jurisdiction of incorporation of the Company) requested to be included in our 2023 proxy statement must be received no later than March 31, 2023. Proposals and nominations should be directed to Gianni DelSignore, Chief Financial Officer and Secretary, Pangaea Logistics Solutions Ltd., 109 Long Wharf, Newport, RI 02840.

Q.    Who is paying the costs associated with soliciting proxies for the annual meeting?

A.    We are soliciting proxies on behalf of our Board. This solicitation is being made by mail but also may be made by telephone or in person. Our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. We will bear the cost of the solicitation.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Q.    Who can help answer my questions?

A.    If you have questions about the meeting or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Gianni Del Signore
Phoenix Bulk Carriers (US) LLC
401.846.7790
gdelsignore@phoenixbulkus.com

PROPOSAL 1 - ELECTION OF CLASS II DIRECTORS
To elect the following three nominees to our Board of Directors as Class II directors serving until the annual meeting of shareholders to be held in 2025:

•Carl Claus Boggild

•David D. Sgro

Our Board unanimously recommends that shareholders vote “FOR" the election of two Class II director, Claus Boggild and David D. Sgro.
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PROPOSAL 2 - ELECTION OF CLASS III DIRECTOR

To elect the following nominee to our Board of Directors as Class III director serving until the annual meeting of shareholders to be held in 2023. On March 25, 2022, the Board of the Company appointed Karen H. Beachy to serve as a director on the Board, effective March 28, 2022. At the same time, the Board also appointed Ms. Beachy to serve on the Audit Committee.

•Karen H. Beachy

Our Board of Directors consists of seven members divided into three classes. If approved at the 2022 meeting, our Board of Directors will consist of the following:

•in Class II, to stand for reelection in 2022: Carl Claus Boggild and David D. Sgro;

•in Class III, to stand for reelection in 2023: Richard du Moulin and Karen H. Beachy; and

•in Class I, to stand for reelection in 2024: Eric S. Rosenfeld, Mark L. Filanowski and Anthony Laura.

Votes to withhold authority and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not affect the election outcome.

Nominee Information

Our Board believes that the nominees possess the qualities and experience that it believes our directors should possess, as described in detail below. The nominees for election to the Board, and our other continuing directors, together with their biographical information and the Board’s reasons for nominating them to serve as directors, are set forth below. No family relationship exists between any of the directors or the executive officers listed in the “Executive Officers and Executive Compensation” portion of this proxy statement.

Our Board unanimously recommends that shareholders vote “FOR" the election of Class III director, Karen H. Beachy.

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BOARD OF DIRECTORS

Members of Our Board

The following sets forth certain information concerning the persons who serve as the Company’s directors or are nominated for election:

Name	Age	Position
Carl Claus Boggild	65	Lead Independent Director
Richard T. du Moulin	75	Director, Chair of the Board
Mark L. Filanowski	67	Chief Operating Officer and Director
Eric S. Rosenfeld	65	Director
David D. Sgro	46	Director
Anthony Laura	70	Director
Karen H. Beachy	51	Director

Biographical information concerning the directors listed above is set forth below.

Class I Directors

Eric S. Rosenfeld. Mr. Rosenfeld serves as a director of the Company. Eric Rosenfeld, 65, of New York, New York, U.S.A., has been the President and Chief Executive Officer of Crescendo Partners, L.P., a New York based investment firm, since its formation in November 1998. Prior to forming Crescendo Partners, he held the position of Managing Director at CIBC Oppenheimer and its predecessor company Oppenheimer & Co., Inc. for 14 years. Mr. Rosenfeld currently serves as lead independent director for Primo Water Corp, a water delivery and filtration company, and CPI Aero (Chairman Emeritus), a company engaged in the contract production of structural aircraft parts. He is also on the board at Aecon Group, Inc., a construction company, and Algoma Steel, Inc., a fully integrated producer of hot and cold rolled steel products. Mr. Rosenfeld has also served as Chairman and CEO for Arpeggio Acquisition Corporation, Rhapsody Acquisition Corporation, Trio Merger Corp, Quartet Merger Corp and Harmony Merger Corp., all blank check corporations that later merged with Hill International, Primoris Services Corporation, SAExploration Holdings, Pangaea Logistics Solutions Ltd and NextDecade Corporation respectively. Mr. Rosenfeld is also the Chief SPAC Officer of Legato Merger Corp II., a blank check corporation. Mr. Rosenfeld has also served as the Chief SPAC Officer of Legato Merger Corp, a blank check corporation that later merged with Algoma Steel, Inc. Mr. Rosenfeld is also currently the CEO of Allegro Merger Corp, a non-listed shell company. He was also a director of Canaccord Genuity Group, a full-service financial services company, NextDecade Corporation, a development stage company building natural gas liquefaction plants, Absolute Software Corp., a leader in firmware-embedded endpoint security and management for computers and ultraportable devices, AD OPT Technologies, an airline crew planning service, Sierra Systems Group Inc., an information technology, management consulting and systems integration firm, Emergis Inc., an electronic commerce company, Hill International, a construction management firm, Matrikon Inc. a company that provides industrial intelligence solutions, DALSA Corp., a digital imaging and semiconductor firm, HIP Interactive, a video game company, GEAC Computer, a software company, Computer Horizons Corp. (Chairman), an IT services company, Pivotal Corp, a cloud software firm, Call-Net Enterprises, a telecommunication firm Primoris Services Corporation, a specialty construction company, and SAExploration Holdings, a seismic exploration company.

Mr. Rosenfeld is a regular guest lecturer at Columbia Business School and has served on numerous panels at Queen’s University Business Law School Symposia, McGill Law School, the World Presidents’ Organization, and the Value Investing Congress. He is a senior faculty member at the Director’s College. He is a guest lecturer at Tulane Law School. He has also been a regular guest host on CNBC. Mr. Rosenfeld received an A.B. in economics from Brown University and an M.B.A. from the Harvard Business School. The board nominated Mr. Rosenfeld to be a director because he has extensive experience serving on the boards of multinational public companies and in capital markets and mergers and acquisitions transactions. Mr. Rosenfeld also has valuable experience in the operation of a worldwide business faced with a myriad of international business issues. Mr. Rosenfeld’s leadership and consensus-building skills, together with his experience as senior independent director of all boards on which he currently serves, make him an effective board member.

Mark L. Filanowski. Mr. Mr. Filanowski was appointed to the position of Chief Executive Officer of the Company in December 2021. He served as Pangaea’s Chief Operating Officer from 2016 until his appointment as CEO, was a consultant to the Company from 2014 to 2016, and he has been a board member of the Company since 2014. Mr. Filanowski formed Intrepid Shipping LLC with another board member, Richard du Moulin, in 2002. From 1989 to 2002, he served as Chief Financial
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Officer and Senior Vice President at Marine Transport Corporation. Mr. Filanowski was Vice President and Controller at Armtek Corporation from 1984 to 1988. Mr. Filanowski started his career at Ernst & Young and worked as a Certified Public Accountant at EY from 1976 to 1984. He has served as the Chairman of the Board at Arvak and at Shoreline Mutual (Bermuda) Ltd., both marine insurance companies. He earned a BS from the University of Connecticut and an MBA from New York University. Mr. Filanowski’s experience in many aspects of the shipping industry, his participation as a director on other independent company boards, and his financial background, qualifications, and experience, make him a valuable part of the Company’s board.

Anthony Laura. Mr. Laura is a founder of Pangaea and served as its Chief Financial Officer from the Company's inception until his retirement in April 2017. Prior to co-founding Bulk Partners Ltd., the predecessor to Pangaea, in 1996, Mr. Laura spent 10 years as CFO of Commodity Ocean Transport Corporation (COTCO). Mr. Laura also served as Chief Financial Officer at Navinvest Marine Services from 1986 to 2002. Mr. Laura is a graduate of Fordham University.

Class II Directors

Carl Claus Boggild. Mr. Boggild is a founder of Pangaea and served as its President (Brazil) from the Company's inception until his retirement in 2016. Prior to co-founding Bulk Partners Ltd., the predecessor company to Pangaea, in 1996, Mr. Boggild was Director of Chartering and Operations at the Korf Group of Germany. He also was a partner at Trasafra Ltd., a Brazilian agent for the largest independent grain parcel operator from Argentina and Brazil to Europe. He worked for Hudson Trading and Chartering where he was responsible for Brazilian related transportation services. As President of COTCO, he was responsible for the operations of its affiliate Handy Bulk Carriers Corporation. Prior to becoming President of COTCO, Mr. Boggild was an Executive Vice President and was responsible for its Latin American operations. Mr. Boggild holds a diploma in International Maritime Law. Mr. Boggild’s qualifications to sit on our board include his operational experience and deep knowledge of the shipping industry.

David D. Sgro. David D. Sgro serves as a director and audit committee chairman of the Company. Mr. Sgro served as Quartet’s chief financial officer, secretary and a member of its Board of Directors. He has been the Head of Research of Jamarant Capital Mgmt. since its inception in 2015. Mr. Sgro was a Senior Managing Director of Crescendo from December 2013 until December 2021 and held various positions with Crescendo beginning in May 2005. Mr. Sgro presently serves or has served on the board of directors of Algoma Steel, Legato Merger Corp., Legato Merger Corp. II, Allegro Merger Corp., NextDecade Corporation, Trio Merger Corp, Primoris Services, Bridgewater Systems, Inc., SAExploration Holdings, Harmony Merger Corp., Imvescor Restaurant Group, Hill Intl., BSM Technologies and COM DEV International Ltd. Mr. Sgro attended Columbia Business School and prior to that, Mr. Sgro worked as an analyst and then senior analyst at Management Planning, Inc., a firm engaged in the valuation of privately held companies. Simultaneously, Mr. Sgro worked as an associate with MPI Securities, Management Planning, Inc.’s boutique investment banking affiliate. From June 2004 to August 2004, Mr. Sgro worked as an analyst intern at Brandes Investment Partners. Mr. Sgro received a B.S. in Finance from The College of New Jersey and an M.B.A. from Columbia Business School. In 2001, he became a Chartered Financial Analyst (CFA®) Charterholder. Mr. Sgro is a adjunct professor at the College of New Jersey and a regular guest lecturer at Columbia Business School.

Class III Directors

Richard T. du Moulin. Richard du Moulin serves a director and chair of the Board of the Company. He was the President of Intrepid Shipping LLC, a position he has held since he founded Intrepid in 2002. Intrepid Shipping sold its last owned vessel in January 2022. From 1974, he spent 15 years with OMI Corporation, where he served as Executive Vice President, Chief Operating Officer, and as a member of the company's Board of Directors. From 1998 to 2002, Mr. du Moulin served as Chairman and Chief Executive Officer of Marine Transport Corporation. From 1989 to 1998, Mr. du Moulin served as Chairman and CEO of Marine Transport Lines. Mr. du Moulin is a member of the Board Trustees of the Seamens Church Institute of New York and New Jersey. He currently serves as a Director of Teekay Tankers and an advisor to Hudson Structured Capital Management. Mr. du Moulin served as Chairman of Intertanko, the leading trade organization for the tanker industry, from 1996 to 1999. Mr. du Moulin served in the US Navy and is a recipient of the US Coast Guard's Distinguished Service Medal. He received a BA from Dartmouth College and an MBA from Harvard University. Mr. du Moulin’s qualifications to sit on our board include his operational experience and deep knowledge of the shipping industry.

Karen H. Beachy

Ms. Beachy serves as a director of Oceaneering International (NYSE: OII), a global provider of engineered services and products for the offshore energy, defense, aerospace, and entertainment industries. Ms. Beachy founded her strategic consulting firm, Think B3 Consulting, in January 2021 and joined The Alliance Risk Group in January 2022. The Alliance Risk Group is
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comprised of senior, experienced energy professionals that help energy leaders develop and enhance their integrated risk management and smart, clean resilient grid solutions. Prior to starting her consulting firm, Ms. Beachy served as the Senior Vice President of Growth and Strategy at Black Hills Corporation, an investor-owned electric and gas utility in the Midwest, where she was responsible for corporate planning, business development, process improvement, enterprise data and analytics, natural gas retail marketing, products and services, energy innovation and asset optimization. Ms. Beachy began her tenure at Black Hills in Rapid City, South Dakota in 2014 as the Director of Supply Chain and was promoted to Vice President of Supply Chain in 2016. She was responsible for sourcing, procurement, fleet, and materials management. Ms. Beachy worked at Vectren (now CenterPoint Energy) Corporation, an electric and gas utility in Indiana and Ohio, from 2010 to 2014 where Ms. Beachy led the gas operations division in Ohio and worked in supply chain. From 1995 to 2008, Ms. Beachy worked at Louisville Gas and Electric/Kentucky Utilities, an electric and gas utility in Kentucky and Western Virginia, where she held several positions in corporate development, products and services, electric operations, and supplier diversity. In 2007, Ms. Beachy completed an expatriate assignment in Germany with E.ON, a European electric utility, where she served as a project manager in the global liquified natural gas procurement group. Throughout her career, Ms. Beachy has served on several non-profit Boards with a focus on supporting and growing young people and entrepreneurs in the communities where she lived and worked. Ms. Beachy holds a bachelor’s degree in political science and a master’s degree in management from Purdue University.

Director Skills and Experience

The matrix below provides a summary of certain key skills and experience of our Directors. Our Directors, individually and as a group, possess numerous skills and experience that are highly relevant for an upstream shipping company like Pangaea. Our Directors are strategic thinkers with high expectations for the Company’s performance and are attuned to the demands of proper Board oversight and good governance practices.

Directors	Eric S. Rosenfeld	Mark L. Filanowski	Anthony Laura	Carl Claus Boggild	David D. Sgro	Richard T. du Moulin	Karen H. Beachy
Key Skills and Experience
Public Board of Directors Experience	●	●			●	●	●
Shipping Industry Experience/Supply Chain Management		●	●	●		●	●
CEO/Senior Executive	●	●	●	●	●	●	●
Strategic Planning/Investment and M&A	●	●	●	●	●	●	●
Human Capital Management	●	●	●	●	●	●	●
Finance/Capital Allocation	●	●	●	●	●	●	●
Financial Literacy/Accounting	●	●	●	●	●	●	●
Regulatory/Policy Matters		●			●	●	●

Director Independence

The Board of Directors affirmatively determined that the following Directors, including each Director serving on the Audit Committee, the Compensation Committee and the Nominating and Governance Committee, satisfy the independence requirements of Rule 5605(a)(2) of Nasdaq’s listing standards: Eric S. Rosenfeld, Anthony Laura, Carl Claus Boggild, David D. Sgro, Richard T. du Moulin and Karen H. Beachy. The Board of Directors also determined that all members of the Audit Committee, Compensation Committee and Nominating and Governance Committee are independent under applicable Nasdaq and SEC rules for committee members.

There is no family relationship between any of the Director nominees or executive officers of the Company.

Director Terms

The Directors serve until the next Annual Meeting of Shareholders or until their office shall otherwise be vacated pursuant to our Bye-laws.

Meetings and Committees of the Board of Directors

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During the period January 1, 2021 through December 31, 2021, Pangaea's Board held eight meetings. We expect our directors to attend all Board and any meetings of committees of the Board of which they are members and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. All of our current directors attended eight meetings of the Board and meetings of committees of the Board of which he/she was a member in fiscal year 2021. Karen H. Beachy was appointed to serve as director on the Company's board effective March 28, 2022. Although we do not have a formal policy regarding director attendance at shareholder meetings, we will attempt to schedule our meetings so that all of our directors can attend.

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Governance Committee, the respective members and functions of which are described below. Current charters describing the nature and scope of the responsibilities of each of the Audit Committee, Compensation Committee and Nominating and Governance Committee are posted on our website at www.pangaeals.com under the headings “Investors-board-committee-charters” and are available in print upon request to Pangaea Logistics Solutions Ltd., 109 Long Wharf, Newport, Rhode Island 02840.

Audit Committee Information

The Company’s Audit Committee is comprised of David Sgro, Anthony Laura and Karen H. Beachy, each of whom qualifies as independent under the applicable Nasdaq listing requirements and SEC rules.

The Board of Directors has determined that David Sgro is an audit committee “financial expert” as such term is defined in applicable SEC rules, and that he has the requisite financial management expertise within the meaning of Nasdaq rules and regulations. The Audit Committee is responsible for, among other duties, appointing and overseeing the work of, and relationship with, the independent auditors, including reviewing their formal written statement describing the Company’s internal quality-control procedures and any material issues raised by the internal quality-control review or peer review of the Company or any inquiry or investigation by governmental or professional authorities and their formal written statement regarding auditor independence; reading and discussing with management and the independent auditors the annual audited financial statements and quarterly financial statements, and preparing annually a report to be included in the Company’s proxy statement; providing oversight of the Company’s accounting and financial reporting principles, policies, controls, procedures and practices; and discussing with management polices with respect to risk assessment and risk management. In addition, the Board of Directors has tasked the Audit Committee with reviewing transactions with related parties.

Compensation Committee Information and Compensation Committee Interlocks and Insider Participation

The Company’s Compensation Committee is comprised of independent directors Richard du Moulin, Eric Rosenfeld and David Sgro, each of whom qualifies as independent under the applicable Nasdaq listing requirements and SEC rules. The Compensation Committee reviews and approves compensation paid to the Company’s officers and directors and administers the Company’s incentive compensation plans, including authority to make and modify awards under such plans.

None of the members of the Compensation Committee was, or has ever been, an officer or employee of the Company or any of its subsidiaries. The Company had no compensation committee interlocks for the fiscal year ended December 31, 2021.

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Nominating and Corporate Governance Committee

The Company’s Nominating and Governance Committee is comprised of Richard du Moulin, Eric Rosenfeld and Carl Claus Boggild, each of whom qualifies as independent under the applicable Nasdaq listing requirements and SEC rules.

The Nominating and Governance Committee, among other duties, assists the Board of Directors in identifying and evaluating qualified individuals to become members of the Board of Directors, and proposing nominees for election to the Board of Directors and to fill vacancies; considers nominees duly recommended by shareholders for election to the Board of Directors; and evaluates annually the independence of each member of the Board of Directors under applicable Nasdaq listing requirements and SEC rules.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in our Nominating Committee Charter, generally provide that persons to be nominated:

•should have demonstrated notable or significant achievements in business, education or public service;
•should possess the requisite intelligence, education and experience to make a significant contribution to the Board of Directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and
•should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of our shareholders.

Our Nominating and Corporate Governance Committee considers many factors when determining the eligibility of candidates for nomination to the Board. In the event of a vacancy, the Committee’s goal is to nominate candidates from a broad range of experiences and backgrounds who can contribute to the Board’s overall effectiveness in meeting its mission. In considering candidates, the Board seeks talents, skills, diversity, and expertise to serve the long-term interests of the Company and our stockholders.

There have been no material changes to the procedures by which security holders may recommend nominees to our board of directors. The Nominating and Corporate Committee Charter is available on the Company's website at www.pangaeals.com/investors/board-committee-charters.

Board Leadership Structure and Role in Risk Oversight

Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. The Company has developed a consistent, systemic and integrated approach to risk management to help determine how best to identify, manage and mitigate significant risks throughout the Company.

The Board of Directors is responsible for overseeing management in the execution of its responsibilities, including assessing the Company’s approach to risk management. The Board of Directors exercises these responsibilities periodically as part of its meetings and also through three of its committees, each of which examines various components of enterprise risk as part of its responsibilities. The Audit Committee has primary responsibility for addressing risks relating to financial matters, particularly financial reporting, accounting practices and policies, disclosure controls and procedures and internal control over financial reporting. The Compensation Committee has primary responsibility for risks and exposures associated with the Company’s compensation policies, plans and practices, regarding both executive compensation and the compensation structure generally, including whether it provides appropriate incentives that do not encourage excessive risk taking. The Nominating and Governance Committee oversees risks associated with the independence of the Board of Directors and succession planning.

An overall review of risk is inherent in the Board of Directors’ evaluation of the Company’s long-term strategies and other matters presented to the Board of Directors. The Board of Directors’ role in risk oversight of the Company is consistent with the Company’s leadership structure; the Chief Executive Officer and other members of senior management are responsible for assessing and managing the Company’s risk exposure, and the Board of Directors and its committees provide oversight in connection with those efforts.

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REPORT OF THE AUDIT COMMITTEE

To the Shareholders of Pangaea Logistics Solutions Ltd.:

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited consolidated financial statements and the related schedules included in the Annual Report on Form 10-K with Company management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and, the clarity of disclosures in the financial statements.

The Committee is responsible for the appointment, compensation and oversight of the independent registered public accounting firm employed by the Company, Grant Thornton LLP. The Committee reviewed with Grant Thornton LLP, which is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee by the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), including PCAOB Interim Auditing Standard AU Section 380, Communication with Audit Committees, the rules of the Securities and Exchange Commission, and other applicable regulations. In addition, the Committee has discussed with Grant Thornton LLP the firm’s independence from Company management and the Company, including the matters in the letter from the firm required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and considered the compatibility of non-audit services with Grant Thornton LLP’s independence.

The Committee also reviewed and discussed, together with management and Grant Thornton LLP, the Company’s audited consolidated financial statements for the year ended December 31, 2021 and the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting.

The Committee discussed with Grant Thornton LLP the overall scope and plans for their respective audits. The Committee meets with Grant Thornton LLP with and without management present, to discuss the results of their examinations; their evaluations of the Company’s internal control, including internal control over financial reporting; and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board approved, that the audited consolidated financial statements and related schedules and management’s assessment of the effectiveness of the Company’s internal control over financial reporting be incorporated by reference in the Annual Report on Form 10-K for the year ended December 31, 2021 filed by the Company with the Securities and Exchange Commission on March 16, 2022.

The Committee is governed by a charter, a copy of which is available on the Company's website: http://www.pangaeals.com. The Committee held four meetings during the period from January 1, 2021 through December 31, 2021. The Committee is comprised solely of independent directors as defined by the NASDAQ listing standards and Rule 10A-3 of the Securities Exchange Act of 1934, and includes one financial expert, as described in Section 407 of the Sarbanes-Oxley Act.

David Sgro, Audit Committee Chair
Anthony Laura, Audit Committee Member
Karen H. Beachy, Audit Committee Member

June 22, 2022
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Fees to Independent Registered Public Accounting Firm

The following table shows the fees billed to us or accrued by us for the audit and other services provided by Grant Thornton LLP for 2021 and 2020:

	2021	2020
Audit Fees (1)	$804,648	$551,100

(1)Audit fees consist primarily of the audit and quarterly reviews of the consolidated financial statements, reviews of subsidiaries, consents, and assistance with and review of documents filed with the SEC.

Pre-Approval Policy for Services Performed by Independent Auditor

The Audit Committee has responsibility for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee must pre-approve all permissible services to be performed by the independent auditor.

The Audit Committee has adopted an auditor pre-approval policy which sets forth the procedures and conditions pursuant to which pre-approval may be given for services performed by the independent auditor. Under the policy, the Committee must give prior approval for any amount or type of service within four categories: audit, audit-related, tax services or, to the extent permitted by law, other services that the independent auditor provides. Prior to the annual engagement, the Audit Committee may grant general pre-approval for independent auditor services within these four categories at maximum pre-approved fee levels. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval and, in those instances, such service will require separate pre-approval by the Audit Committee if it is to be provided by the independent auditor. For any pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence, whether the auditor is best positioned to provide the most cost effective and efficient service and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. The Audit Committee has delegated to its Chairman authority to approve a request for pre-approval provided that the same is submitted to the Audit Committee for ratification at its next scheduled meeting.

All non-audit services were reviewed with the Audit Committee or the Chairman, which concluded that the provision of such services by Grant Thornton LLP were compatible with the maintenance of such firm's independence in the conduct of their respective auditing functions.

Attendance of Independent Registered Public Accounting Firm at the 2022 Annual Meeting of Shareholders

There will not be a representative of Grant Thornton LLP in attendance at the 2022 annual meeting of shareholders.

PROPOSAL 3 - TO APPROVE THE AMENDMENT OF THE PANGAEA LOGISTICS SOLUTIONS LTD. 2014 SHARE INCENTIVE PLAN (AS AMENDED AND RESTATED BY THE BOARD OF DIRECTORS ON MAY 6, 2022), THE "2022 AMENDED PLAN"

The Company’s Board of Directors is seeking shareholder approval of the Pangaea Logistics Solutions Ltd. 2014 Share Incentive Plan (the "2022 Amended Plan"), which amends and restates our 2014 Equity Incentive Plan (the “2014 Plan”). The Board of Directors adopted the amendment and restatement of the 2014 Plan on May 6, 2022, subject to shareholder approval at the Annual Meeting. If approved by our shareholders, the amendment and restatement of the 2014 Plan will do the following:

• Increase the share reserved under the 2014 Plan by an additional 1,700,000 shares.

Rationale for Approval

The 2014 Plan was originally adopted by our Board of Directors in April 2014. On August 12, 2019, our shareholders approved an amendment and restatement of the 2014 Plan as adopted by our Board of Directors on May 14, 2019. The purpose of the Plan is to provide officers, directors, employees and consultants of the Company and its subsidiaries whose initiative and efforts
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are deemed important to the successful conduct of the Company’s business with incentives to enter into and remain in the service of the Company and its subsidiaries, to acquire a proprietary interest in the success of the Company, to maximize their performance and to enhance the long-term performance of the Company.

The Board of Directors believes that the effective use of stock-based, long-term incentive compensation has been integral to the Company’s success in the past and is vital to its ability to achieve strong performance in the future. The 2014 Plan is the only plan pursuant to which we can grant such equity awards, and the limited number of shares remaining available under the 2014 Plan restricts our ability to continue to grant future equity awards. As of June 22, 2022, approximately 50,737 shares remained available for future awards under the 2014 Plan. Our average annual shares issued for the past five years is approximately 498,796 shares. Our Board of Directors does not believe that the number of shares of our common stock remaining available for issuance under the 2014 Plan is sufficient to accomplish the aforementioned purposes of our long-term incentive compensation. The amendment and restatement of the 2014 Plan thus will add 1,700,000 shares to the 2014 Plan’s share reserve, by increasing the maximum number of shares available for issuance from 50,737 shares to 1,750,737 shares. A total of 4,449,263 have been granted to non-employee directors and employees since inception of the plan.

Summary of the 2014 Plan as Amended and Restated

The following is a summary of the material terms of the 2014 Plan as amended by the third amendment and restatement. This summary is qualified in its entirety by the full text of the 2014 Plan as amended. A copy of the Third Amended and Restated 2014 Equity Incentive Plan is attached to this proxy statement as Appendix A and is incorporated herein by reference. Shareholders are encouraged to review the Third Amended and Restated 2014 Equity Incentive Plan.

The 2022 Amended Plan will become effective only if it is approved by the Company’s shareholders. In the event that the 2022 Amended Plan is not approved by the Company’s shareholders,

(i)	the Amended Plan (which has previously been approved by our shareholders) will continue in full force in accordance with its terms as in effect immediately prior to the adoption of the latest amendment by the Board,

(ii)	the Company may continue to grant awards under the Amended Plan in accordance with its terms and conditions

Plan Administration. The 2022 Amended Plan is administered by the Board or such other committee consisting of two or more individuals appointed by the Board to administer the 2022 Amended Plan (the “Committee”). The Committee has the authority, among other things, to select participants, determine types of awards and terms and conditions of awards for participants, prescribe rules and regulations for the administration of the 2022 Amended Plan and make all decisions and determinations as deemed necessary or advisable for the administration of the 2022 Amended Plan. The Committee may delegate certain of its authority as it deems appropriate, pursuant to the terms of the 2022 Amended Plan, to officers or employees of the Company or its affiliates. The Committee’s actions will be final, conclusive and binding.
Authorized Shares. A total of 6,200,000 common shares are reserved and available for delivery under the 2022 Amended Plan. The number of common shares reserved and available for delivery under the 2022 Amended Plan is subject to adjustment, as described below. The maximum number of common shares reserved and available for delivery under the 2022 Amended Plan may be issued in respect of incentive stock options. Common shares issued under the 2022 Amended Plan may consist of authorized but unissued common shares or previously issued common shares. Common shares underlying awards that are settled in cash, canceled, forfeited, or otherwise terminated without delivery to a participant will again be available for issuance under the 2022 Amended Plan. Common shares withheld or surrendered in connection with the payment of an exercise price of an award or to satisfy tax withholding will again become available for issuance under the 2022 Amended Plan.
Individual Limits. The maximum value of awards that may be granted to any non-employee directors of the Company in any one calendar year will not exceed $150,000 (calculating the value of any award based in shares on the grant date fair value of such awards for financial reporting purposes and excluding, for this purpose, the value of any dividend equivalent payment paid pursuant to any award granted in a previous year. Previously, the limitation was 10,000 shares.
During any time that the Company is subject to Section 162(m) of the Code, the maximum number of shares of common stock subject to options, share appreciation rights or performance awards, in each case, that may be granted to any individual in any one calendar year may not exceed 200,000 common shares. Similarly, the maximum value of a performance award that is valued in dollars and that is intended to qualify as performance-based compensation under Section 162(m) of the Code that may be granted to any individual in any one year may not exceed $1,000,000.
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Types of Awards. The types of awards that may be available under the 2022 Amended Plan are described below. All of the awards described below will be subject to the terms and conditions determined by the Committee in its sole discretion, subject to certain limitations provided in the 2022 Amended Plan. Each award granted under the 2022 Amended Plan will be evidenced by an award agreement, which will govern that award’s terms and conditions.
Non-qualified Stock Options. A non-qualified stock option is an option that is not intended to meet the qualifications of an incentive stock option, as described below. An award of a non-qualified stock option grants a participant the right to purchase a certain number of our common shares during a specified term in the future, or upon the achievement of performance or other conditions, at an exercise price set by the Committee on the grant date. The term of a non-qualified stock option will be set by the Committee but may not exceed 10 years from the grant date. The exercise price may be paid using cash, or by certified or bank cashier’s check, and if approved by the Committee (i) by delivery of common shares previously owned by the participant, (ii) by a broker-assisted, cashless exercise in accordance with procedures approved by the Committee, or (iii) by any other means approved by the Committee.
Incentive Stock Options.  An incentive stock option is an option that meets the requirements of Section 422 of the Code. Incentive stock options may be granted only to our employees or employees of certain of our subsidiaries and must have an exercise price of no less than 100% of the fair market value (or 110% with respect to a ten-percent shareholder) of a common share on the grant date and a term of no more than 10 years (or 5 years with respect to a ten-percent shareholder).
Share Appreciation Rights.  A share appreciation right entitles the participant to receive an amount equal to the difference between the fair market value of our common shares on the exercise date and the base price of the share appreciation right that is set by the Committee on the grant date, multiplied by the number of shares subject to the share appreciation right. The term of a share appreciation right will be set by the Committee but may not exceed 10 years from the grant date. Payment to a participant upon the exercise of a share appreciation right may be either in cash, common shares, or specified property as determined by the Committee.
Restricted Shares.  A restricted share award is an award of restricted common shares that does not vest until a specified period of time has elapsed, and/or upon the achievement of performance or other conditions determined by the Committee, and which will be forfeited if the conditions to vesting are not met. During the period that any restrictions apply, transfer of the restricted common shares is generally prohibited. Unless otherwise specified in their award agreement, participants generally have all of the rights of a shareholder as to the restricted common shares, including the right to vote such shares, provided, that any cash or share dividends with respect to the restricted common shares will be withheld by the Company and will be subject to forfeiture to the same degree as the restricted common shares to which such dividends relate.
Restricted Share Units.  A restricted share unit is an unfunded and unsecured obligation to issue a common share (or an equivalent cash amount) to the participant in the future. Restricted share units become payable on terms and conditions determined by the Committee and will vest and be settled at such times in cash, common shares, or other specified property, as determined by the Committee.
Other Share-Based or Cash-Based Awards.  Under the 2022 Amended Plan, the Committee may grant other types of equity-based or cash-based awards subject to such terms and conditions that the Committee may determine. Such awards may include the grant of dividend equivalents, which generally entitle the participant to receive amounts equal to the dividends that are paid on the shares underlying the award. The Committee may also grant common shares as a bonus, and may grant other awards in lieu of obligations of the Company or its affiliates to pay cash or deliver other property under the 2022 Amended Plan or under other plans or compensatory arrangements, subject to such terms and conditions as the Committee may determine.
Performance Awards.  A performance award is an award of common shares or units subject (in whole or in part) to the achievement of pre-determined performance objectives specified by the Committee. Earned performance awards may be settled in cash, common shares, or other awards (or in a combination thereof), at the discretion of the Committee. The Committee will be responsible for setting the applicable performance objectives, which will be limited to specific levels of or increases in one or more of the following business criteria: (i) earnings, including net earnings, total earnings, operating earnings, earnings growth, operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth, or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, return on equity, financial return ratios, or internal rates of return; (vii) returns on sales or revenues; (viii) operating expenses; (ix) share price appreciation; (x) cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital, working capital turnover; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) balance sheet
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measurements (including, but not limited to, receivable turnover); (xiv) cumulative earnings per share growth; (xv) operating margin, profit margin, or gross margin; (xvi) share price or total shareholder return; (xvii) cost or expense targets, reductions and savings, productivity and efficiencies; (xviii) sales or sales growth; (xix) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures, and similar transactions, and budget comparisons; and (xx) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, the formation of joint ventures, research or development collaborations, and the completion of other corporate transactions.
Performance objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of an individual participant, a specific division, department or function of the Company or one of its subsidiaries or affiliates. Performance objectives may be expressed in absolute terms or on a relative basis. Relative performance may be measured by a comparison to a group of peer companies or to a financial market index. The Committee may adjust any performance objective and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the award’s grant date that are unrelated to the performance of the Company or the participant and result in a distortion of the performance objectives or the related minimum acceptable level of achievement. However, in no event will any adjustment be made if the performance award is intended to qualify for the performance-based compensation exception under Section 162(m) and such adjustment would cause the award to fail to so qualify.
Adjustments.  The aggregate number of common shares reserved and available for delivery under the 2022 Amended Plan, the individual limitations, the number of common shares covered by each outstanding award, and the price per common share underlying each outstanding award will be equitably and proportionally adjusted or substituted, as determined by the Committee, as to the number, price or kind of share or other consideration subject to such awards in connection with share dividends, extraordinary cash dividends, share splits, reverse share splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in our capitalization affecting our common shares or our capital structure, or in the event of any change in applicable law or circumstances that results in or could result in, as determined by the Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, participants in the 2022 Amended Plan.
Corporate Events.  In the event of a merger, amalgamation, or consolidation involving the Company in which the Company is not the surviving corporation or in which the Company is the surviving corporation but the holders of its common shares receive securities of another corporation or other property or cash, a “change in control” (as defined in the 2022 Amended Plan), or a reorganization, dissolution, or liquidation of the Company, the Committee may, in its discretion, provide for the assumption or substitution of outstanding awards, accelerate the vesting of outstanding awards, cash-out outstanding awards, or replace outstanding awards with a cash incentive program that preserves the value of the awards so replaced.
Transferability.  Awards under the 2022 Amended Plan may not be sold, transferred, pledged, or assigned other than by the will or by the applicable laws of descent and distribution, unless (for awards other than incentive stock options) otherwise provided in an award agreement or determined by the Committee.
Amendment.  The Board or the Committee may amend the 2022 Amended Plan or outstanding awards at any time. The Company’s shareholders must approve any amendment if their approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which the Company’s common shares are traded. No amendment to the 2022 Amended Plan or outstanding awards which materially impairs the right of a participant is permitted unless the participant consents in writing. Shareholder approval will be required for any amendment that reduces the exercise price or base price of any outstanding award or that would be treated as a repricing under generally accepted accounting principles. Shareholder approval will also be required for the repurchase for cash or cancellation of an award at a time when its exercise price or base price, as applicable, exceeds the fair market value of a common share on the date of such repurchase or cancellation.
Termination.  The 2022 Amended Plan will terminate on the day before the tenth anniversary of the 2022 Amended Plan’s effective date. In addition, the Board or the Committee may suspend or terminate the 2022 Amended Plan at any time. Following any such suspension or termination, the 2022 Amended Plan will remain in effect to govern any then outstanding awards until such awards are forfeited, terminated or otherwise canceled or earned, exercised, settled or otherwise paid out, in accordance with their terms.
Clawback.  All awards under the 2022 Amended Plan will be subject to any incentive compensation clawback or recoupment policy currently in effect, or as may be adopted by our board of directors or any committee thereof from time to time.
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Certain U.S. Federal Income Tax Consequences
The following is a brief discussion of the U.S. federal income tax consequences for stock options granted under the 2022 Amended Plan. The 2022 Amended Plan is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and it is not, nor is it intended to be, qualified under Section 401(a) of the Code. This discussion is based on current law, is not intended to constitute tax advice, and does not address all aspects of U.S. federal income taxation that may be relevant to a particular participant in light of his or her personal circumstances and does not describe foreign, state, or local tax consequences, which may be substantially different. Holders of stock options under the 2022 Amended Plan are encouraged to consult with their own tax advisors.
Non-Qualified Stock Options. With respect to non-qualified stock options, (i) no income is realized by a participant at the time the stock option is granted; (ii) generally, at exercise, ordinary income is realized by the participant in an amount equal to the difference between the exercise price paid for the shares and the fair market value of the shares on the date of exercise; and (iii) upon a subsequent sale of the stock received on exercise, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held, and no deduction will be allowed to such participant’s employer.
Incentive Stock Options. No income is realized by a participant upon the grant or exercise of an incentive stock option, however, such participant will generally be required to include the excess of the fair market value of the shares at exercise over the exercise price in his or her alternative minimum taxable income. If shares are issued to a participant pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to such participant, then upon sale of such shares, any amount realized in excess of the exercise price will be taxed to such participant as a long-term capital gain, and any loss sustained will be a long-term capital loss.
If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, generally the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares. Any further gain (or loss) realized by the participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.
Subject to certain exceptions for disability or death, if an incentive stock option is exercised more than three months following termination of employment, the exercise of the stock option will generally be taxed as the exercise of a non-qualified stock option.
New Plan Benefits
Because awards to be granted in the future under the 2022 Amended Plan are at the discretion of the Committee and/or the Board (including awards to non-employee directors of the Company), it is not possible to determine the benefits or the amounts received or that will be received under the 2022 Amended Plan by eligible participants.
Equity Compensation Plan Information
The following table provides information as of June 22, 2022 with respect to compensation plans under which shares of the Company are authorized for issuance.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted-average exercise price of outstanding options, warrants, and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders	—	—	50,737
Equity compensation plans not approved by shareholders	—	—	—
Total	—	—	50,737

During 2019, the Company adopted, and our shareholders approved, the Amended Plan. The Amended Plan is currently our only equity compensation plan. If approved by our shareholders at the 2022 Annual Meeting, the new 2022 Amended Plan will become effective upon such approval. If our shareholders do not approve the amendment, the Amended Plan as amended and
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restated by the Board of Directors on May 14, 2019 and approved by shareholders on August 9, 2019 will remain in full force and effect in accordance with its terms and conditions.
Our board unanimously recommends that shareholders vote “FOR” approval of the 2022 AMENDED PLAN.

PROPOSAL 4 - TO APPROVE THE AMENDMENT OF THE COMPANY's BYE-LAWS TO ADOPT GENDER-INCLUSIVE LANGUAGE

At its meeting held on May 6, 2022, the Board determined that it is in the interests of the Company and its Shareholders to make certain amendments to our Bye-Laws. As such, the Board approved, and recommended that Shareholders approve, the adoption of the Amended and Restated Bye-Laws (the “Amended Bye-Laws). The Amended Bye-Laws are included as Appendix B to this Proxy Statement. If approved by Shareholders, the Amended Bye-Laws will become effective at the conclusion of the 2022 Annual Meeting. If the proposed amendments are not approved, our Bye-laws will remain as currently in effect and the obsolete provisions will remain in place. Shareholders are urged to carefully review Appendix B.

Our board unanimously recommends that shareholders vote “FOR” approval of the amended and restated bye-laws.

SHARE OWNERSHIP

Security Ownership of Certain Beneficial Owners

The following table sets forth the beneficial ownership of our common shares as of the most recent practicable date prior to filing by (1) each person, or group of affiliated persons, known by us to be the beneficial owner of 5% or more of our outstanding common shares, (2) each of our directors, (3) each of our named executive officers and (4) all of our directors and executive officers as a group.

To our knowledge, each person named in the table has sole voting and investment power with respect to all of the securities shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. The number of securities shown represents the number of securities the person “beneficially owns,” as determined by the rules of the SEC. The SEC has defined “beneficial” ownership of a security to mean the possession, directly or indirectly, of voting power and/or investment power. A security holder is also deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account or similar arrangement, or (4) the automatic termination of a trust, discretionary account or similar arrangement.

The percentages below reflect beneficial ownership on the Record Date, as determined in accordance with Rule 13d-3 under the Exchange Act and assumes there are 46,006,182 common shares outstanding.
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Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Beneficial Ownership (2)
Directors and Executive Officers:
Lagoa Investments (2) (3) c/o Phoenix Bulk Carriers (US) LLC 109 Long Wharf Newport, RI 02840	8,290,437	18.02%
Gianni DelSignore* 257 Wickham Rd. North Kingstown, RI 02852	282,555	—%
Richard T. du Moulin* 52 Elm Avenue Larchmont, NY 10538	191,285	—%
Mark L. Filanowski (4) * 71 Arrowhead Way Darien, CT 06820-5507	324,382	—%
Eric S. Rosenfeld (5) 777 Third Ave, 37th Floor New York, NY 10017	903,417	1.96%
David D. Sgro* (6) 777 Third Ave, 37th Floor New York, NY 10017	339,494	—%
Karen H. Beachy * 4579 Thorpe Ct Sparks, NV 89436	14,205	—%
All Directors and Officers as a Group	10,345,775	22.49%

Five Percent Holders:
Lagoa Investments	8,290,437	18.02%
  *Less than 1%.

(1)The beneficial ownership of the common shares by the shareholders set forth in the table is determined in accordance with Rule 13d-3 under the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any common shares as to which the shareholder has sole or shared voting power or investment power and also any common shares that the shareholder has the right to acquire within 60 days. The percentage of beneficial ownership is calculated based on 46,006,182 outstanding common shares. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all common shares beneficially owned by them.

(2)Unless otherwise indicated, the business address of each of the individuals is c/o Phoenix Bulk Carriers (US) LLC, 109 Long Wharf, Newport, Rhode Island 02840.

(3)Shares owned by Lagoa Investments. Mr. Boggild is the Managing Director of Lagoa Investments and solely for purposes of reporting beneficial ownership of such shares pursuant to Section 13(d) of the Exchange Act, Mr. Boggild may be deemed to be the beneficial owner of the shares held by Lagoa Investments.

(4)Shares owned by Mark Filanowski include 50,507 common shares held by his family members.

(5)Shares owned by Eric Rosenfeld include 355,556 shares owned by Crescendo Partners III, L.P. Mr. Rosenfeld is the Managing Member of Crescendo Investments III, LLC which is the General Partner of Crescendo Partners III, L.P. Accordingly, solely for purposes of reporting beneficial ownership of such shares pursuant to Section 13(d) of the Exchange Act, Mr. Rosenfeld may be deemed to be the beneficial owner of the shares held by Crescendo Partners III, L.P.

(6)Shares owned by David Sgro include 66,667 shares owned by Jamarant Capital L.P. of which Mr. Sgro is the Managing Member. Accordingly, solely for purposes of reporting beneficial ownership of such shares pursuant to Section 13(d) of the Exchange Act, Mr. Sgro may be deemed to be the beneficial owner of the shares held by Jamarant Capital L.P.

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Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our directors and executive officers file initial reports of ownership and reports of changes in ownership with the SEC. Directors and executive officers are required to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to us and written representations from our directors and executive officers, all Section 16(a) filing requirements were met for the fiscal year ended December 31, 2021, except for one Form 5 filed by Mr. Coll's Irrevocable Trust on February 15, 2022, which was delinquent with respect to three transfer transactions, and two Form 4s filed by Mr. Filanowski on December 13, 2021 and December 21, 2021 which were delinquent with respect to four transfer transactions.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our Audit Committee and a majority of our disinterested independent directors, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our Audit Committee and a majority of our disinterested independent directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Related Person Policy

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board or the Audit Committee. Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our common shares, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Related Party Transactions

Amounts and notes payable to related parties consist of the following:

	December 31, 2021	Activity	March 31, 2022
			(unaudited)
Included in accounts payable, accrued expenses and other current liabilities on the consolidated balance sheets:
Affiliated companies (trade payables)(i)	$2,847,910	$(602,750)	$2,245,160
Commissions payable (trade payables) (ii)	$38,896	$48,592	$87,488

Included in current related party debt on the consolidated balance sheets:
Interest payable – 2011 Founders Note	$242,852	—	$242,852
Total current related party debt	$242,852	—	$242,852

i. Seamar Management S.A. ("Seamar")
ii. Phoenix Bulk Carriers (Brasil) Intermediacoes Maritimas Ltda. - a wholly-owned Company of a member of the
Board of Directors
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Under the terms of a technical management agreement between the Company and Seamar Management S.A. (“Seamar”), an equity method investee, Seamar is responsible for the day-to-day operations for certain of the Company’s owned vessels. During the three months ended March 31, 2022 and 2021, the Company incurred technical management fees of approximately $781,800 and $594,000, respectively, under this arrangement.

The Company paid cash dividends of $5.0 million to a non-controlling interest holder of Nordic Bulk Holding Company Ltd. during the three months ended March 31, 2022.
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SHAREHOLDER PROPOSALS AND OTHER SHAREHOLDER COMMUNICATIONS

Our 2023 annual meeting of shareholders is expected to be held on or about August 4, 2023 unless the date is changed by our Board. Our Bye-laws establish advance notice procedures with regard to certain matters, including director nominations, to be brought before an annual meeting. If you are a shareholder and you wish to present proposals or wish to present a matter of business in the proxy statement for the 2023 annual meeting, you need to provide the proposals to Pangaea by no later than March 31, 2023. You should direct any proposals to Gianni Del Signore, Chief Financial Officer, Pangaea Logistics Solutions Ltd., 109 Long Wharf, Newport, RI 02840.

Shareholders and interested parties may communicate with Pangaea’s Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of Pangaea Logistics Solutions Ltd., 109 Long Wharf, Newport, RI 02840. Each communication will be forwarded, depending on the subject matter, to the Board, the appropriate committee chairperson or all non-management directors.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Our Annual Report for the fiscal year ended December 31, 2021, which was filed with the SEC on March 16, 2022, is being mailed to all shareholders of record with this proxy statement. The Annual Report does not constitute, and should not be considered, a part of this proxy solicitation material.

Pursuant to the rules of the SEC, we and the services that we employ to deliver communications to our shareholders, are permitted to deliver to two or more shareholders sharing the same address a single copy of each of our Annual Report and our proxy statement. Upon written or oral request, we will deliver a separate copy of the Annual Report and/or proxy statement to any shareholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Shareholders receiving multiple copies of such documents may likewise request that we deliver single copies of such documents in the future. Shareholders may notify us of their requests by calling or writing us at:

Pangaea Logistics Solutions Ltd.
109 Long Wharf
Newport, RI 02840
(401) 846-7790
Attention: Investor Relations

A copy of our Annual Report, which includes our financial statements for the fiscal year ended December 31, 2021, is available without charge upon written request to the address set forth above.
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OTHER BUSINESS

We are not aware of any matters to be acted upon at the 2022 annual meeting of shareholders other than those described above. The persons named in the proxies will vote in accordance with the recommendation of the Board of Directors on any other matters incidental to the conduct of, or otherwise properly brought before, the annual meeting. Discretionary authority for them to do so is contained in the proxy.

Whether you intend to be present at the annual meeting or not, we urge you to return your signed proxy promptly.

PANGAEA LOGISTICS SOLUTIONS LTD.
Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on August 4, 2022.
VOTE BY INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy.
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS				☒

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
The Board of Directors recommends you vote FOR proposals 1 and 2.
1. Election of Class I Directors:
Nominees:	For	Against	Abstain

1a. Carl Claus Boggild	☐	☐	☐
1b. David D. Sgro	☐	☐	☐

2. Election of Class III Director
Nominee:

2a. Karen H. Beachy	☐	☐	☐

3. To approve the Pangaea Logistics Solutions Ltd. Amended and Restated 2014 Equity Incentive Plan.	☐	☐	☐
4. To approve the Amendment of the Company's Bye-laws	☐	☐	☐

Signature	Signature, if held jointly	Date

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

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Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to be held August 5, 2022.

To view the 2022 Proxy Statement and 2021 Annual Report please go to:
http://www.cstproxy.com/pangaeals/2022
PANGAEA LOGISTICS SOLUTIONS LTD.
PROXY
Annual General Meeting of Shareholders
August 5, 2022

This proxy is solicited on behalf of the Board of Directors
The undersign appoints Mark Filanowski and Gianni Del Signore, and each of them, as Proxies, each with the power to appoint his substitute, and authorizes each of them to represent and vote, as designated on the reverse hereof, all of the shares of common stock of Pangaea Logistics Solutions Ltd. held of record by the undersigned at the close of business on June 17, 2022 at the Annual Meeting of Stockholders of Pangaea Logistics Solutions Ltd. to be held on August 5, 2022 or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Continue and to be signed on reverse side

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Appendix A

PANGAEA LOGISTICS SOLUTIONS LTD. 2014 SHARE INCENTIVE PLAN
(as amended by the Board of Directors on May 6, 2022)

1. Purpose.

The purpose of the Plan is to assist the Company in attracting, retaining, motivating, and rewarding certain key employees, officers, directors, and consultants of the Company and its Affiliates and promoting the creation of long-term value for shareholders of the Company by closely aligning the interests of such individuals with those of such shareholders. The Plan authorizes the award of Share- based incentives to Eligible Persons to encourage such persons to expend maximum effort in the creation of shareholder value.

2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.

“Award” means any Option, Restricted Share, Restricted Share Unit, Share Appreciation Right, Performance Award, or other Share-based or cash-based award granted under the Plan.

“Award Agreement” means an Option Agreement, a Restricted Share Agreement, an RSU Agreement, an SAR Agreement, a Performance Award Agreement, or an agreement governing the grant of any other Share-based or cash-based Award granted under the Plan.

“Board” means the Board of Directors of the Company.

“Cause” means, in the absence of an Award Agreement or Employment Agreement otherwise defining Cause, (1) the Participant’s plea of nolo contendere, conviction of or indictment for any crime (whether or not involving the Company or its Affiliates) (i) constituting a felony or (ii) that has, or could reasonably be expected to result in, an adverse impact on the performance of the Participant’s duties to the Service Recipient, or otherwise has, or could reasonably be expected to result in, an adverse impact on the business or reputation of the Company or its Affiliates, (2) conduct of the Participant, in connection with his or her employment or service, that has resulted, or could reasonably be expected to result, in material injury to the business or reputation of the Company or its Affiliates, (3) any material violation of the policies of the Company or its Affiliates, including but not limited to those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Company or its Affiliates, or (4) willful neglect in the performance of the Participant’s duties for the Service Recipient or willful or repeated failure or refusal to perform such duties. In the event that there is an Award Agreement or Employment Agreement defining Cause, “Cause” shall have the meaning provided in such agreement, and a Termination by the Service Recipient for Cause hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such Award Agreement or Employment Agreement are complied with.

“Change in Control” means the first of the following to occur after the Effective Date:

(1) a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Shares to the general public through a registration statement filed with the Securities and Exchange Commission or pursuant to a Non-Control Transaction) whereby any “person” (as defined in Section 3(a)(9) of the Exchange Act) or any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company or any of its Affiliates, an employee benefit plan sponsored or maintained by the Company or any of its Affiliates (or its related trust), or any underwriter temporarily holding securities pursuant to an offering of such securities, directly or indirectly acquire “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities eligible to vote in the election of the Board (the “Company Voting Securities”);

(2) the date, within any consecutive twenty-four (24) month period commencing on or after the Effective Date, upon which individuals who constitute the Board as of the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director subsequent to the Effective Date whose election or nomination for election by the Company’s shareholders was approved by a vote of at least a
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majority of the directors then constituting the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (including but not limited to a consent solicitation) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

(3) the consummation of a merger, consolidation, share exchange, or similar form of corporate transaction involving the Company or any of its Affiliates that requires the approval of the Company’s shareholders (whether for such transaction or the issuance of securities in the transaction or otherwise) (a “Reorganization”), unless immediately following such Reorganization

(i) more than fifty percent (50%) of the total voting power of (A) the corporation resulting from such Reorganization (the “Surviving Company”) or (B) if applicable, the ultimate parent corporation that has, directly or indirectly, beneficial ownership of one hundred percent (100%) of the voting securities of the Surviving Company (the “Parent Company”), is represented by Company Voting Securities that were outstanding immediately prior to such Reorganization (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among holders thereof immediately prior to the Reorganization, (ii) no person, other than an employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company (or its related trust), is or becomes the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company, or if there is no Parent Company, the Surviving Company, and (iii) at least a majority of the members of the board of directors of the Parent Company, or if there is no Parent Company, the Surviving Company, following the consummation of the Reorganization are members of the Incumbent Board at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization (any Reorganization which satisfies all of the criteria specified in (i), (ii), and (iii) above shall be a “Non-Control Transaction”);

(4) the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any “person” (as defined in Section 3(a)(9) of the Exchange Act) or to any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Company’s Affiliates.

Notwithstanding the foregoing, (x) a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of fifty percent (50%) or more of the Company Voting Securities as a result of an acquisition of Company Voting Securities by the Company that reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control shall then occur, and (y) with respect to the payment of any amount that constitutes a deferral of compensation subject to Section 409A of the Code payable upon a Change in Control, a Change in Control shall not be deemed to have occurred unless the Change in Control constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

“Committee” means the Board or such other committee consisting of two or more individuals appointed by the Board to administer the Plan and each other individual or committee of individuals designated to exercise authority under the Plan.

“Company” means Pangaea Logistics Solutions Ltd., a limited liability company organized under the laws of Bermuda, and its successors by operation of law; provided that, prior to the Effective Date, “Company” means Quartet Holdco Ltd., a wholly-owned subsidiary of Quartet Merger Corp.

“Company Voting Securities” has the meaning set forth within the definition of “Change in Control.”

“Corporate Event” has the meaning set forth in Section 11(b) below. “Data” has the meaning set forth in Section 21(c) below.
“Disability” means, in the absence of an Award Agreement or Employment Agreement otherwise defining Disability, the permanent and total disability of such Participant within the meaning of Section 22(e)(3) of the Code. In the event that there is an Award Agreement or Employment Agreement defining Disability, “Disability” shall have the meaning provided in such Award Agreement or Employment Agreement.
26

“Disqualifying Disposition” means any disposition (including any sale) of Shares acquired upon the exercise of an Incentive Stock Option made within the period that ends either (i) two years after the date on which the Participant was granted the Incentive Stock Option or (ii) one year after the date upon which the Participant acquired the Shares.

“Effective Date” means the effective date of the mergers contemplated by the Agreement and Plan of Reorganization, dated as of April 30, 2014, by and among Quartet Merger Corp., a Delaware corporation, Quartet Holdco Ltd., a wholly-owned subsidiary of Quartet Merger Corp., Quartet Merger Sub, Ltd., a wholly-owned subsidiary of Quartet Holdco Ltd., and Pangaea Logistics Solutions Ltd. (“Pangaea”) and the security holders of Pangaea.

“Eligible Person” means (1) each employee and officer of the Company or of any of its Affiliates, including each such employee and officer who may also be a director of the Company or any of its Affiliates, (2) each non-employee director of the Company or any of its Affiliates, (3) each other natural person who provides substantial services to the Company or any of its Affiliates as a consultant or advisor and who is designated as eligible by the Committee, and (4) each natural person who has been offered employment by the Company or any of its Affiliates; provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment or service with the Company or its Affiliates; provided further, however, that (i) with respect to any Award that is intended to qualify as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code, the term Affiliate for this purpose shall include only those corporations or other entities in the unbroken chain of corporations or other entities beginning with the Company where each of the corporations in the unbroken chain other than the last corporation owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and (ii) with respect to any Award that is intended to qualify as an Incentive Stock Option, the term “Affiliate” as used for this purpose shall include only those entities that qualify as a “subsidiary corporation” with respect to the Company within the meaning of Code Section 424(f). An employee on an approved leave of absence may be considered as still in the employ of the Company or any of its Affiliates for purposes of eligibility for participation in the Plan.

“Employment Agreement” means an employment or other services agreement between a Participant and the Service Recipient that describes the terms and conditions of such Participant’s employment or service with the Service Recipient and is effective as of the date of determination.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, including rules and regulations thereunder and successor provisions and rules and regulations thereto.

“Expiration Date” means the date upon which the term of an Option or Share Appreciation Right expires, as determined under Section 5(b) or 8(b) hereof, as applicable.

“Fair Market Value” means, as of any date when the Shares are listed on Nasdaq Capital Market or an other national securities exchange, the closing price reported on the principal national securities exchange on which such Shares are listed and traded on the date of determination, or if the closing price is not reported on such date of determination, the closing price on the most recent date on which such closing price is reported. If the Shares are not listed on a national securities exchange, the Fair Market Value shall mean the amount determined by the Board in good faith, and in a manner consistent with Section 409A of the Code, to be the fair market value per Share.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Incumbent Board” shall have the meaning set forth within the definition of “Change in Control.” “Non-Control Transaction” has the meaning set forth within the definition of “Change in Control.”
“Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

“Option” means a conditional right, granted to a Participant under Section 5 hereof, to purchase Shares at a specified price during a specified time period.

“Option Agreement” means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual Option grant.

“Parent Company” has the meaning set forth within the definition of “Change in Control.”
27

“Participant” means an Eligible Person who has been granted an Award under the Plan, or if applicable, such other Person who holds an Award.

“Performance Award” means an Award granted to a Participant under Section 9 hereof, which Award is subject to the achievement of Performance Objectives during a Performance Period. A Performance Award shall be designated as a “Performance Share” or a “Performance Unit” at the time of grant.

“Performance Award Agreement” means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual Performance Award grant.

“Performance Objectives” means the performance objectives established pursuant to this Plan for Participants who have received Performance Awards.

“Performance Period” means the period designated for the achievement of Performance Objectives.

“Person” means any individual, corporation, partnership, firm, joint venture, association, joint- stock company, trust, unincorporated organization, or other entity.

“Plan” means this Pangaea Logistics Solutions Ltd. 2014 Stock Incentive Plan, as amended from time to time.

“Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and an “outside director” within the meaning of Treasury Regulation 1.162-27(e)(3) under Section 162(m) of the Code.

“Qualified Performance-Based Award” means an Option, Share Appreciation Right, or Performance Award that is intended to qualify as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

“Qualifying Committee” has the meaning set forth in Section 3(b) hereof.

“Reorganization” has the meaning set forth within the definition of “Change in Control.”

“Restricted Share” means a Share granted to a Participant under Section 6 hereof that is subject to certain restrictions and to a risk of forfeiture.

“Restricted Share Agreement” means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual Restricted Share grant.

“Restricted Share Unit” means a notional unit representing the right to receive one Share (or the cash value of one Share, if so determined by the Committee) on a specified settlement date.

“RSU Agreement” means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual grant of Restricted Share Units.

“SAR Agreement” means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual grant of Share Appreciation Rights.

“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time, including rules and regulations thereunder and successor provisions and rules and regulations thereto.

“Service Recipient” means, with respect to a Participant holding a given Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

“Shares” means the Company’s common shares, par value $.0001, and such other securities as may be substituted for such shares pursuant to Section 11 hereof.

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“Share Appreciation Right” means a conditional right to receive an amount equal to the value of the appreciation in the Shares over a specified period. Except in the event of extraordinary circumstances, as determined in the sole discretion of the Committee, or pursuant to Section 11(b) below, Share Appreciation Rights shall be settled in Shares.

“Surviving Company” has the meaning set forth within the definition of “Change in Control.”

“Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient; provided, however, that, if so determined by the Committee at the time of any change in status in relation to the Service Recipient (e.g., a Participant ceases to be an employee and begins providing services as a consultant, or vice versa), such change in status will not be deemed a Termination hereunder. Unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction. Notwithstanding anything herein to the contrary, a Participant’s change in status in relation to the Service Recipient (for example, a change from employee to consultant) shall not be deemed a Termination hereunder with respect to any Awards constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination unless such change in status constitutes a “separation from service” within the meaning of Section 409A of the Code. Any payments in respect of an Award constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination shall be delayed for such period as may be necessary to meet the requirements of Section 409A(a)(2)(B)(i) of the Code. On the first business day following the expiration of such period, the Participant shall be paid, in a single lump sum without interest, an amount equal to the aggregate amount of all payments delayed pursuant to the preceding sentence, and any remaining payments not so delayed shall continue to be paid pursuant to the payment schedule applicable to such Award.

3. Administration.

(a) Authority of the Committee. Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to (1) select Eligible Persons to become Participants, (2) grant Awards, (3) determine the type, number of Shares subject to, other terms and conditions of, and all other matters relating to, Awards, (4) prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, (5) construe and interpret the Plan and Award Agreements and correct defects, supply omissions, and reconcile inconsistencies therein, (6) suspend the right to exercise Awards during any period that the Committee deems appropriate to comply with applicable securities laws, and thereafter extend the exercise period of an Award by an equivalent period of time, and (7) make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Any action of the Committee shall be final, conclusive, and binding on all persons, including, without limitation, the Company, its Affiliates, Eligible Persons, Participants, and beneficiaries of Participants. For the avoidance of doubt, the Board shall have the authority to take all actions under the Plan that the Committee is permitted to take.

(b) Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to a Qualified Performance-Based Award or relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company must be taken by a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members (a “Qualifying Committee”). Any action authorized by such a Qualifying Committee shall be deemed the action of the Committee for purposes of the Plan. The express grant of any specific power to the Committee and the taking of any action by the Committee shall not be construed as limiting any power or authority of the Committee.

(c) Delegation. To the extent permitted by applicable law, the Committee may delegate to officers or employees of the Company or any of its Affiliates, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions under the Plan, including, but not limited to, administrative functions, as the Committee may determine appropriate. The Committee may appoint agents to assist it in administering the Plan. Notwithstanding the foregoing or any other provision of the Plan to the contrary, any Award granted under the Plan to any Eligible Person who is not an employee of the Company or any of its Affiliates (including any non-employee director of the Company or any Affiliate) or to any Eligible Person who is subject to Section 16 of the Exchange Act must be expressly approved by the Committee or Qualifying Committee in accordance with subsection (b) above.

(d) Section 409A. All Awards made under the Plan that are intended to be “deferred compensation” subject to Section 409A of the Code shall be interpreted, administered and construed to comply with Section 409A, and all Awards made under the Plan that are intended to be exempt from Section 409A shall be interpreted, administered and construed to comply with
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and preserve such exemption. The Committee shall have full authority to give effect to the intent of the foregoing sentence. To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the Plan and a provision of any Award or Award Agreement with respect to an Award, the Plan shall govern. Notwithstanding the foregoing, neither the Company nor the Committee shall have any liability to any person in the event Section 409A applies to any Award in a manner that results in adverse tax consequences for the Participant or any of his or her beneficiaries or transferees.

4. Shares Available Under the Plan.

(a) Number of Shares Available for Delivery. Subject to adjustment as provided in Section 11 hereof, the total number of Shares reserved and available for delivery in connection with Awards under the Plan shall equal 4,500,000. Notwithstanding the foregoing, the number of Shares available for issuance hereunder shall not be reduced by Shares issued pursuant to Awards issued or assumed in connection with a merger or acquisition as contemplated by, as applicable, NASDAQ Listing Rule 5635(c) and IM-5635-1, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711, or other applicable stock exchange rules, and their respective successor rules and listing exchange promulgations.

(b) Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double-counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award. To the extent that an Award expires or is canceled, forfeited, settled in cash, or otherwise terminated without a delivery to the Participant of the full number of Shares to which the Award related, the undelivered Shares will again be available for grant. Shares withheld in payment of the exercise price or taxes relating to an Award and Shares equal to the number surrendered in payment of any exercise price or taxes relating to an Award shall be deemed to constitute shares not delivered to the Participant and shall be deemed to again be available for Awards under the Plan.

(c) 162(m) Limitation. Notwithstanding anything to the contrary herein, during any time that the Company is subject to Section 162(m) of the Code, the maximum number of Shares with respect to which Options, Share Appreciation Rights, and Performance Awards, in each case to the extent intended to qualify as a Qualified Performance-Based Award, may be granted to any individual in any one calendar year shall not exceed 200,000. The maximum value of the aggregate payment that any individual may receive with respect to a Qualified Performance-Based Award that is valued in dollars in respect of any annual Performance Period is $1,000,000, and for any Performance Period in excess of one (1) year, such amount multiplied by a fraction, the numerator of which is the number of months in the Performance Period and the denominator of which is twelve (12). No Qualified Performance-Based Awards may be granted hereunder following the first (1st) meeting of the Company’s shareholders that occurs in the fifth (5th) year following the year in which the Company’s shareholders most recently approved the terms of the Plan for purposes of satisfying the “qualified performance-based compensation” exemption under
Section 162(m)(4)(C) of the Code.

(d) Incentive Stock Options. All Shares reserved for issuance hereunder may be issued or transferred upon exercise or settlement of Incentive Stock Options.

(e) Limitation on Awards to Non-Employee Directors. Notwithstanding anything to the contrary herein, the maximum value of Awards that may be granted to any non-employee director of the Company in any one calendar year shall not exceed $150,000 (calculating the value of any Award based in Shares based on the grant date fair value of such Awards for financial reporting purposes and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any Award granted in a previous year) (subject to adjustment as provided in Section 11 hereof).

5. Options.

(a) General. Certain Options granted under the Plan are intended to qualify as Incentive Stock Options. Options may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate; provided, however, that Incentive Stock Options may be granted only to Eligible Persons who are employees of the Company or an Affiliate of the Company. The provisions of separate Options shall be set forth in separate Option Agreements, which agreements need not be identical.

(b) Term. The term of each Option shall be set by the Committee at the time of grant; provided, however, that no Option granted hereunder shall be exercisable after the expiration of ten (10) years from the date it was granted.

(c) Exercise Price. The exercise price per Share for each Option shall be set by the Committee at the time of grant; provided, however, that if an Option is intended to qualify as either (1) a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code,
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(2) a Qualified Performance-Based Award, or (3) an Incentive Stock Option, then in each case the applicable exercise price shall not be less than the Fair Market Value on the date of grant, subject to subsection (g) below in the case of any Incentive Stock Option.

(d) Payment for Shares. Payment for Shares acquired pursuant to Options granted hereunder shall be made in full upon exercise of an Option in immediately available funds in United States dollars or by certified or bank cashier’s check, or if approved by the Committee (1) by delivery of Shares having a value equal to the exercise price, (2) by a broker-assisted cashless exercise in accordance with procedures approved by the Committee, whereby payment of the Option exercise price or tax withholding obligations may be satisfied, in whole or in part, with Shares subject to the Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Committee) to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations, or (3) by any other means approved by the Committee (including, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of Shares underlying the Option so exercised reduced by the number of Shares equal to the aggregate exercise price of the Option divided by the Fair Market Value on the date of exercise). Anything herein to the contrary notwithstanding, if the Committee determines that any form of payment available hereunder would be in violation of Section 402 of the Sarbanes-Oxley Act of 2002, such form of payment shall not be available.

(e) Vesting. Options shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an Option Agreement; provided, however, that notwithstanding any such vesting dates, but in all cases subject to Section 11 below, the Committee may in its sole discretion accelerate the vesting of any Option at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. If an Option is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Option expires.

(f) Termination of Employment or Service. Except as provided by the Committee in an Option Agreement or otherwise:

(1) In the event of a Participant’s Termination for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant’s death or Disability, (A) all vesting with respect to such Participant’s outstanding Options shall cease, (B) each of such Participant’s outstanding unvested Options shall expire as of the date of such Termination, and (C) each of such Participant’s outstanding vested Options shall remain exercisable until the earlier of the applicable Expiration Date and the date that is ninety (90) days after the date of such Termination.

(2) In the event of a Participant’s Termination by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s outstanding Options shall cease, (ii) each of such Participant’s outstanding unvested Options shall expire as of the date of such Termination, and (iii) each of such Participant’s outstanding vested Options shall remain exercisable until the earlier of the applicable Expiration Date and the date that is twelve (12) months after the date of such Termination. In the event of a Participant’s death, such Participant’s Options shall remain exercisable by the person or persons to whom a Participant’s rights under the Options pass by will or by the applicable laws of descent and distribution until their expiration, but only to the extent that the Options were vested by such Participant at the time of such Termination.

(3) In the event of a Participant’s Termination by the Service Recipient for Cause, all of such Participant’s outstanding Options (whether or not vested) shall immediately expire as of the date of such Termination.

(g) Special Provisions Applicable to Incentive Stock Options.

(1) No Incentive Stock Option may be granted to any Eligible Person who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such Incentive Stock Option (i) has an exercise price of at least one hundred ten percent (110%) of the Fair Market Value on the date of the grant of such Option and (ii) cannot be exercised more than five (5) years after the date it is granted.

(2) To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Shares for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds
$100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

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(3) Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an Incentive Stock Option.

6. Restricted Shares.

(a) General. Restricted Shares may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Awards of Restricted Shares shall be set forth in separate Restricted Share Agreements, which agreements need not be identical. Subject to the restrictions set forth in Section 6(b), and except as otherwise set forth in the applicable Restricted Share Agreement, the Participant shall generally have the rights and privileges of a shareholder as to such Restricted Shares, including the right to vote such Restricted Shares. Unless otherwise set forth in a Participant’s Restricted Shares Agreement, cash dividends and stock dividends, if any, with respect to the Restricted Shares shall be withheld by the Company for the Participant’s account, and shall be subject to forfeiture to the same degree as the Restricted Shares to which such dividends relate. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.

(b) Vesting and Restrictions on Transfer. Restricted Shares shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a Restricted Share Agreement; provided, however, that notwithstanding any such vesting dates, but in all cases subject to Section 11 below, the Committee may in its sole discretion accelerate the vesting of any Award of Restricted Shares at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Award of Restricted Shares shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. In addition to any other restrictions set forth in a Participant’s Restricted Share Agreement, until such time as the Restricted Shares has vested pursuant to the terms of the Restricted Share Agreement, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Shares.

(c) Termination of Employment or Service. Except as provided by the Committee in a Restricted Share Agreement, Employment Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Shares have vested, all vesting with respect to such Participant’s Restricted Shares shall cease and all of Participant’s unvested Restricted Shares shall be immediately forfeited to the Company by the Participant for no consideration as of the date of such Termination.

7. Restricted Share Units.

(a) General. Restricted Share Units may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Restricted Share Units shall be set forth in separate RSU Agreements, which agreements need not be identical.

(b) Vesting. Restricted Share Units shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an RSU Agreement; provided, however, that notwithstanding any such vesting dates, but in all cases subject to Section 11 below, the Committee may in its sole discretion accelerate the vesting of any Restricted Share Unit at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of a Restricted Share Unit shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason.

(c) Settlement. Restricted Share Units shall be settled in Shares, cash, or property, as determined by the Committee, in its sole discretion, on the date or dates determined by the Committee and set forth in an RSU Agreement. Unless otherwise set forth in a Participant’s RSU Agreement, a Participant shall not be entitled to dividends, if any, with respect to Restricted Share Units prior to the actual delivery of Shares.

(d) Termination of Employment or Service. Except as provided by the Committee in an RSU Agreement, Employment Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Share Units have been settled, (1) all vesting with respect to such Participant’s Restricted Share Units shall cease, (2) each of such Participant’s outstanding unvested Restricted Share Units shall be immediately forfeited for no consideration as of the date of such Termination, and (3) any shares remaining undelivered with respect to vested Restricted Share Units then held by such Participant shall be delivered on the delivery date or dates specified in the RSU Agreement.

8. Share Appreciation Rights.

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(a) General. Share Appreciation Rights may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Share Appreciation Rights shall be set forth in separate SAR Agreements, which agreements need not be identical.

(b) Term. The term of each Share Appreciation Right shall be set by the Committee at the time of grant; provided, however, that no Share Appreciation Right granted hereunder shall be exercisable after the expiration of ten (10) years from the date it was granted.

(c) Base Price. The base price per Share for each Share Appreciation Right shall be set by the Committee at the time of grant; provided, however, that if a Share Appreciation Right is intended to qualify as either (1) a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code or (2) a Qualified Performance-Based Award, then in each case the applicable base price shall not be less than the Fair Market Value on the date of grant.

(d) Vesting. Share Appreciation Rights shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a SAR Agreement; provided, however, that notwithstanding any such vesting dates, but in all cases subject to Section 11 below, the Committee may in its sole discretion accelerate the vesting of any Share Appreciation Right at any time and for any reason. Unless otherwise specifically determined by the Committee is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. If a Share Appreciation Right is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Share Appreciation Right expires.

(e) Payment upon Exercise. Payment upon exercise of a Share Appreciation Right may be made in cash, Shares, or property as specified in the SAR Agreement or determined by the Committee, in each case having a value in respect of each Shares underlying the portion of the Share Appreciation Right so exercised, equal to the difference between the base price of such Share Appreciation Right and the Fair Market Value of one (1) Share on the exercise date. For purposes of clarity, each Share to be issued in settlement of a Share Appreciation Right is deemed to have a value equal to the Fair Market Value of one (1) Share on the exercise date. In no event shall fractional shares be issuable upon the exercise of a Share Appreciation Right, and in the event that fractional shares would otherwise be issuable, the number of shares issuable will be rounded down to the next lower whole number of shares, and the Participant will be entitled to receive a cash payment equal to the value of such fractional share.

(f) Termination of Employment or Service. Except as provided by the Committee in a SAR Agreement, Employment Agreement or otherwise:

(4) In the event of a Participant’s Termination for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant’s death or Disability, (A) all vesting with respect to such Participant’s outstanding Share Appreciation Rights shall cease, (B) each of such Participant’s outstanding unvested Share Appreciation Rights shall expire as of the date of such Termination, and (C) each of such Participant’s outstanding vested Share Appreciation Rights shall remain exercisable until the earlier of the applicable Expiration Date and the date that is ninety (90) days after the date of such Termination.

(5) In the event of a Participant’s Termination by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s outstanding Share Appreciation Rights shall cease, (ii) each of such Participant’s outstanding unvested Share Appreciation Rights shall expire as of the date of such Termination, and (iii) each of such Participant’s outstanding vested Share Appreciation Rights shall remain exercisable until the earlier of the applicable Expiration Date and the date that is twelve (12) months after the date of such Termination. In the event of a Participant’s death, such Participant’s Share Appreciation Rights shall remain exercisable by the person or persons to whom a Participant’s rights under the Share Appreciation Rights pass by will or by the applicable laws of descent and distribution until their expiration, but only to the extent that the Share Appreciation Rights were vested by such Participant at the time of such Termination.

(6) In the event of a Participant’s Termination by the Service Recipient for Cause, all of such Participant’s outstanding Share Appreciation Rights (whether or not vested) shall immediately expire as of the date of such Termination.

9. Performance Awards.

(a) General. Performance Awards may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Performance Awards, including the
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determination of the Committee with respect to the form of payout of Performance Awards, shall be set forth in separate Performance Award Agreements, which agreements need not be identical.

(b) Value of Performance Units and Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of the Shares on the date of grant. In addition to any other non-performance terms included in the Performance Award Agreement, the Committee shall set the applicable Performance Objectives in its discretion, which objectives, depending on the extent to which they are met, will determine the value and number of Performance Units or Performance Shares, as the case may be, that will be paid out to the Participant. With respect to Qualified Performance-Based Awards, the Committee shall establish the applicable Performance Objectives in writing not later than ninety (90) days after the commencement of the Performance Period or, if earlier, the date as of which twenty-five percent (25%) of the Performance Period has elapsed.

(c) Earning of Performance Units and Performance Shares. Upon the expiration of the applicable Performance Period or other non-performance-based vesting period, if longer, the holder of Performance Units or Performance Shares, as the case may be, shall be entitled to receive payout on the value and number of the applicable Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Objectives have been achieved and any other non-performance-based terms met. No payment shall be made with respect to a Qualified Performance-Based Award prior to certification by the Committee that the Performance Objectives have been attained.

(d) Form and Timing of Payment of Performance Units and Performance Shares. Payment of earned Performance Units and Performance Shares shall be as determined by the Committee and as evidenced in the Performance Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units and Performance Shares in the form of cash, Shares, or other Awards (or in a combination thereof) equal to the value of the earned Performance Units or Performance Shares, as the case may be, at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any cash, Shares, or other Awards issued in connection with a Performance Award may be issued subject to any restrictions deemed appropriate by the Committee.

(e) Termination of Employment or Service. Except as provided by the Committee in a Performance Award Agreement, Employment Agreement or otherwise, if, prior to the time that the applicable Performance Period has expired, a Participant undergoes a Termination for any reason, all of such Participant’s Performance Awards shall be immediately forfeited by the Participant to the Company for no consideration.

(f) Performance Objectives.

(1) Each Performance Award shall specify the Performance Objectives that must be achieved before such Award shall become earned. The Company may also specify a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

(2) Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of an individual Participant, the specific Service Recipient, or a division, department, or function within the Company or the Service Recipient. Performance Objectives may be measured on an absolute or relative basis. Relative performance may be measured by comparison to a group of peer companies or to a financial market index. With respect to Qualified Performance-Based Awards, Performance Objectives shall be limited to specified levels of or increases in one or more of the following:

(i) earnings, including net earnings, total earnings, operating earnings, earnings growth, operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items);

(ii) pre-tax income or after-tax income; (iii) earnings per share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth, or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, return on equity, financial return ratios, or internal rates of return; (vii) returns on sales or revenues; (viii) operating expenses; (ix) share price appreciation;

(x) cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital, working capital turnover; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) balance sheet measurements
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(including, but not limited to, receivable turnover); (xiv) cumulative earnings per share growth; (xv) operating margin, profit margin, or gross margin; (xvi) share price or total shareholder return; (xvii) cost or expense targets, reductions and savings, productivity and efficiencies; (xviii) sales or sales growth;

(xix) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures, and similar transactions, and budget comparisons; and (xx) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, the formation of joint ventures, research or development collaborations, and the completion of other corporate transactions. NTD: Performance objectives to be reviewed by client.

(3) Each of the Committee and the Board may, in its independent judgment, adjust Performance Objectives and the related minimum acceptable level of achievement if events or transactions have occurred after the applicable date of grant of a Performance Award that are unrelated to the performance of the Company or Participant and result in a distortion of the Performance Objectives or the related minimum acceptable level of achievement. In the event of any conflict between the Committee’s adjustment and the Board’s adjustment, the Board’s adjustments shall control. Potential transactions or events giving rise to adjustment include, but are not limited to, (i) restructurings, discontinued operations, extraordinary items or events, and other unusual or nonrecurring charges; (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; and (iii) a change in tax law or accounting standards required by generally accepted accounting principles. Notwithstanding the foregoing, except as otherwise determined by the Committee, no adjustment shall be made if the effect would be to cause a Qualified Performance-Based Award to fail to qualify as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. In addition, with respect to Qualified Performance-Based Awards, the Committee may, in its discretion, reduce or eliminate the amount payable to any Participant pursuant thereto, in each case based upon such factors as the Committee may deem relevant, but shall not increase the amount payable to any Participant pursuant thereto for any Performance Period.

10. Other Share-Based or Cash-Based Awards.

The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other equity-based or cash-based Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based upon or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may also grant Shares as a bonus (whether or not subject to any vesting requirements or other restrictions on transfer) and may grant other awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee. The terms and conditions applicable to such Awards shall be determined by the Committee and evidenced by Award Agreements, which agreements need not be identical.

11. Adjustment for Recapitalization, Merger, etc.

(a) Capitalization Adjustments. The aggregate number of Shares that may be granted or purchased pursuant to Awards (as set forth in Section 4 hereof), the numerical share limits in Section 4, the number of Shares covered by each outstanding Award, and the price per Share underlying each such Award shall be equitably and proportionally adjusted or substituted, as determined by the Committee, as to the number, price, or kind of a Share or other consideration subject to such Awards (1) in the event of changes in the outstanding Shares or in the capital structure of the Company by reason of stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award (including any Corporate Event); (2) in connection with any extraordinary dividend declared and paid in respect of Shares, whether payable in the form of cash, stock, or any other form of consideration; or (3) in the event of any change in applicable laws or circumstances that results in or could result in, in either case, as determined by the Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants in the Plan.

(b) Corporate Events. Notwithstanding the foregoing, except as provided by the Committee in an Award Agreement or otherwise, in connection with (i) a merger, amalgamation, or consolidation involving the Company in which the Company is not the surviving corporation, (ii) a merger, amalgamation, or consolidation involving the Company in which the Company is the surviving corporation but the holders of Shares receive securities of another corporation or other property or cash,
(iii) a Change in Control, or (iv) the reorganization, dissolution or liquidation of the Company (each, a “Corporate Event”), the Committee may, in its discretion, provide for any one or more of the following:

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1. The assumption or substitution of any or all Awards in connection with such Corporate Event, in which case the Awards shall be subject to the adjustment set forth in subsection (a) above, and to the extent that such Awards are Performance Awards or other Awards that vest subject to the achievement of Performance Objectives or similar performance criteria, such Performance Objectives or similar performance criteria shall be adjusted appropriately to reflect the Corporate Event;

2. The acceleration of vesting of any or all Awards, subject to the consummation of such Corporate Event, with any Performance Awards or other Awards that vest subject to the achievement of Performance Objectives or similar performance criteria deemed earned (i) based on actual performance through the date of the Corporate Event, or (ii) at the target level (or if no target is specified, the maximum level), in the event actual performance cannot be measured through the date of the Corporate Event, in each case, with respect to all unexpired Performance Periods;

3. The cancellation of any or all Awards (whether vested or unvested) as of the consummation of such Corporate Event, together with the payment to the Participants holding vested Awards (including any Awards that would vest upon the Corporate Event but for such cancellation) so canceled of an amount in respect of cancellation based upon the per-share consideration being paid for the Shares in connection with such Corporate Event, less, in the case of Options, Share Appreciation Rights, and other Awards subject to exercise, the applicable exercise or base price; provided, however, that holders of Options, Share Appreciation Rights, and other Awards subject to exercise shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the applicable exercise or base price is greater than zero dollars ($0), and to the extent that the per-share consideration is less than or equal to the applicable exercise or base price, such Awards shall be canceled for no consideration; and

4. The replacement of any or all Awards (other than Awards that are intended to qualify as “stock rights” that do not provide for a “deferral of compensation” within the meaning of Section 409A of the Code) with a cash incentive program that preserves the value of the Awards so replaced (determined as of the consummation of the Corporate Event), with subsequent payment of cash incentives subject to the same vesting conditions as applicable to the Awards so replaced and payment to be made within thirty (30) days of the applicable vesting date.

Payments to holders pursuant to paragraph (3) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or a combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of Shares covered by the Award at such time (less any applicable exercise or base price). In addition, in connection with any Corporate Event, prior to any payment or adjustment contemplated under this subsection (b), the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his or her Awards, (B) bear such Participant’s pro-rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Shares, and (C) deliver customary transfer documentation as reasonably determined by the Committee.

(c) Fractional Shares. Any adjustment provided under this Section 11 may, in the Committee’s discretion, provide for the elimination of any fractional share that might otherwise become subject to an Award.

12. Use of Proceeds.

The proceeds received from the sale of Shares pursuant to the Plan shall be used for general corporate purposes.

13. Rights and Privileges as a Shareholder.

Except as otherwise specifically provided in the Plan, no person shall be entitled to the rights and privileges of Share ownership in respect of Shares that are subject to Awards hereunder until such shares have been issued to that person.

14. Transferability of Awards.

Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution, and to the extent subject to exercise, Awards may not be exercised during the lifetime of the grantee other than by the grantee. Notwithstanding the foregoing, except with respect to Incentive Stock Options, Awards and a Participant’s rights under the Plan shall be transferable for no value to the extent provided in an Award Agreement or otherwise determined at any time by the Committee.

15. Employment or Service Rights.

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No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for the grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or an Affiliate of the Company.

16. Compliance with Laws.

The obligation of the Company to deliver Shares upon vesting, exercise, or settlement of any Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Shares pursuant to an Award unless such shares have been properly registered for sale with the Securities and Exchange Commission pursuant to the Securities Act or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the Shares to be offered or sold under the Plan or any Shares to be issued upon exercise or settlement of Awards. If the Shares offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Share certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

17. Withholding Obligations.

As a condition to the vesting, exercise, or settlement of any Award (or upon the making of an election under Section 83(b) of the Code), the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the minimum amount of all federal, state, and local income and other taxes of any kind required or permitted to be withheld in connection with such vesting, exercise, or settlement (or election). The Committee, in its discretion, may permit Shares to be used to satisfy tax withholding requirements, and such shares shall be valued at their Fair Market Value as of the vesting, exercise, or settlement date of the Award, as applicable; provided, however, that the aggregate Fair Market Value of the number of Shares that may be used to satisfy tax withholding requirements may not exceed the minimum statutorily required withholding amount with respect to such Award.

18. Amendment of the Plan or Awards.

(a) Amendment of Plan. The Board or the Committee may amend the Plan at any time and from time to time.

(b) Amendment of Awards. The Board or the Committee may amend the terms of any one or more Awards at any time and from time to time.

(c) Shareholder Approval; No Material Impairment. Notwithstanding anything herein to the contrary, no amendment to the Plan or any Award shall be effective without shareholder approval to the extent that such approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which the Shares are listed. No amendment to the Plan or any Award shall materially impair a Participant’s rights under any Award unless the Participant consents in writing (it being understood that no action taken by the Board or the Committee that is expressly permitted under the Plan, including, without limitation, any actions described in Section 11 hereof, shall constitute an amendment to the Plan or an Award for such purpose). Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without an affected Participant’s consent, the Board or the Committee may amend the terms of the Plan or any one or more Awards from time to time as necessary to bring such Awards into compliance with applicable law, including, without limitation, Section 409A of the Code.

(d) No Repricing of Awards Without Shareholder Approval. Notwithstanding subsection (a) or (b) above, or any other provision of the Plan, the repricing of Awards shall not be permitted without shareholder approval. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (1) changing the terms of an Award to lower its exercise or base price (other than on account of capital adjustments resulting from share splits, etc., as described in Section 11(a)), (2) any other action that is treated as a repricing under generally accepted accounting principles, and (3) repurchasing for cash or canceling an Award in exchange for another Award at a time when its exercise or base price is greater than the Fair Market Value of the underlying Shares, unless the cancellation and exchange occurs in connection with an event set forth in Section 11(b).

19. Termination or Suspension of the Plan.

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The Board or the Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the Effective Date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated; provided, however, that following any suspension or termination of the Plan, the Plan shall remain in effect for the purpose of governing all Awards then outstanding hereunder until such time as all Awards under the Plan have been terminated, forfeited, or otherwise canceled, or earned, exercised, settled, or otherwise paid out, in accordance with their terms.

20. Effective Date of the Plan.

The Plan is effective as of the Effective Date, subject to shareholder approval.

21. Miscellaneous.

(a) Certificates. Shares acquired pursuant to Awards granted under the Plan may be evidenced in such a manner as the Committee shall determine. If certificates representing Shares are registered in the name of the Participant, the Committee may require that (1) such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Shares, (2) the Company retain physical possession of the certificates, and (3) the Participant deliver a stock power to the Company, endorsed in blank, relating to the Shares. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that the Shares shall be held in book-entry form rather than delivered to the Participant pending the release of any applicable restrictions.

(b) Clawback/Recoupment Policy. Notwithstanding anything contained herein to the contrary, all Awards granted under the Plan shall be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board (or a committee or subcommittee of the Board) and, in each case, as may be amended from time to time. No such policy adoption or amendment shall in any event require the prior consent of any Participant.

(c) Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this section by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Participant’s participation in the Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan.

Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

(d) Participants Outside of the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then a resident, or is primarily employed or providing services, outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then a resident or primarily employed or providing services, or so that the value and other benefits of the Award to the Participant, as affected by non-United States tax laws and other restrictions applicable as a result of the Participant’s residence, employment, or providing services abroad, shall be comparable to the value of such Award to a Participant who is a resident, or is primarily employed or providing services, in the United States. An Award may be modified under this Section 21(d) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not
38

contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified. Additionally, the Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are non-United States nationals or are primarily employed or providing services outside the United States.

(e) No Liability of Committee Members. Neither any member of the Committee nor any of the Committee’s permitted delegates shall be liable personally by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against all costs and expenses (including counsel fees) and liabilities (including sums paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan, unless arising out of such person’s own fraud or willful misconduct; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s certificate or articles of incorporation or bye laws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(f) Payments Following Accidents or Illness. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(g) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of Bermuda without reference to the principles of conflicts of laws thereof.

(h) Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be required to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees and service providers under general law.

(i) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting, or failing to act, and shall not be liable for having so relied, acted, or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any Person or Persons other than such member.

(j) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
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40

APPLEBY

BYE-LAWS

of

PANGAEA LOGISTICS SOLUTIONS LTD.

The undersigned HEREBY CERTIFIES that the attached Bye-Laws are a true copy of the Bye-Laws of Pangaea Logistics Solutions Ltd. (the Company) adopted by the Shareholder(s) of the Company effective as of its merger with Quartet Merger Corp. on 2 October 2014

Director/ Secretary

Appleby Services (Bermuda) Ltd. Canon's Court, 22 Victoria Street Hamilton HM 12
Bermuda
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CONTENTS

Clause    Page

AMALGAMATION	65
CONTINUATION	65
ALTERATION OF BYE-LAWS	65
BUSINESS COMBINATIONS	66
49.1.5 Business Combination:	51
49.1.10 Fair Market Value:	54

2

BYE-LAWS OF
PANGAEA LOGISTICS SOLUTIONS LTD.

INTERPRETATION

1.INTERPRETATION

1.1In these Bye-Laws, unless the context otherwise requires:

Appointed Stock Exchange: has the meaning given such term in the Companies Acts.

Bermuda: the Islands of Bermuda;

Board: the Board of Directors of the Company or the Directors present at a meeting of Directors at which there is a quorum;

clear days: in relation to the period of a notice, that period excluding the day on which the notice is given or served, or deemed to be given or served, and the day for which it is given or on which it is to take effect;

Companies Acts: every Bermuda statute from time to time in force concerning companies insofar as the same applies to the Company;

Company: the company incorporated in Bermuda under the name of Quartet Holdco, Ltd. on 29 April 2014 and subsequently merged as the surviving entity with Quartet Merger Corp. on 29 September 2014 as Pangaea Logistics Solutions Ltd.;

Director: such person or persons as shall be appointed to the Board from time to time pursuant to these Bye-Laws;

Indemnified Person: any Director, Officer, Resident Representative, member of a committee duly constituted under these Bye-Laws and any liquidator, manager or trustee for the time being acting in relation to the affairs of the Company, and his or her heirs, executors and administrators;

Officer: a person appointed by the Board pursuant to these Bye-Laws and shall not include an auditor of the Company;

paid up: paid up or credited as paid up;
Register: the Register of Shareholders of the Company and, except in Bye-Law 10, includes any branch register;

Registered Office: the registered office for the time being of the Company;

Resident Representative: (if any) the individual or the company appointed to perform the duties of resident representative set out in the Companies Acts and includes any assistant or deputy Resident Representative appointed by the Board to perform any of the duties of the Resident Representative;

Resolution: a resolution of the Shareholders passed in general meeting or, where required, of a separate class or separate classes of shareholders passed in a separate general meeting or in either case adopted by resolution in writing, in accordance with the provisions of these Bye Laws;

Seal: the common seal of the Company and includes any authorised duplicate thereof;

Secretary: includes a joint, temporary, assistant or deputy Secretary and the individual or the company appointed by the Board to perform any of the duties of the Secretary;

share: share in the capital of the Company and includes a fraction of a share;

Shareholder: a shareholder or member of the Company, provided that for the purposes of Bye-Law 45 it shall also include any holder of notes, debentures or bonds issued by the Company;

Specified Place: the place, if any, specified in the notice of any meeting of the shareholders, or adjourned meeting of the shareholders, at which the chairman of the meeting shall preside;

Subsidiary: and Holding Company have the same meanings as in section 86 of the Companies Act 1981, except that references in that section to a company shall include any body corporate or other legal entity, whether incorporated or established in Bermuda or elsewhere;

These Bye-Laws: these Bye-Laws in their present form.

1.2For the purposes of these Bye-Laws, a corporation which is a shareholder shall be deemed to be present in person at a general meeting if, in accordance with the Companies Acts, its authorised representative is present.

1.3Words importing only the singular number include the plural number and vice versa.

1.4Words importing persons include companies or associations or bodies of persons, whether corporate or unincorporated.

1.5A reference to writing shall include typewriting, printing, lithography, photography and electronic record.

1.6Any words or expressions defined in the Companies Acts in force at the date when these Bye Laws or any part thereof are adopted shall bear the same meaning in these Bye-Laws or such part (as the case may be).

1.7A reference to anything being done by electronic means includes its being done by means of any electronic or other communications equipment or facilities and reference to any communication being delivered or received, or being delivered or received at a particular place, includes the transmission of an electronic record to a recipient identified in such manner or by such means as the Board may from time to time approve or prescribe, either generally or for a particular purpose.

1.8A reference to a signature or to anything being signed or executed include such forms of electronic signature or other means of verifying the authenticity of an electronic record as the Board may from time to time approve or prescribe, either generally or for a particular purpose.

1.9A reference to any statute or statutory provision (whether in Bermuda or elsewhere) includes a reference to any modification or re-enactment of it for the time being in force and to every rule, regulation or order made under it (or under any such modification or re-enactment) and for the time being in force and any reference to any rule, regulation or order made under any such statute or statutory provision includes a reference to any modification or replacement of such rule, regulation or order for the time being in force.

1.10In these Bye-Laws:

1.10.1powers of delegation shall not be restrictively construed but the widest interpretation shall be given thereto;

1.10.2the word Board in the context of the exercise of any power contained in these ByeLaws includes any committee consisting of one or more Directors, any Director holding executive office and any local or divisional Board, manager or agent of the Company to which or, as the ease may be, to whom the power in question has been delegated;

1.10.3no power of delegation shall be limited by the existence or, except where expressly provided by the terms of delegation, the exercise of any other power of delegation; and

1.10.4except where expressly provided by the terms of delegation, the delegation of a power shall not exclude the concurrent exercise of that power by any other body or person who is for the time being authorised to exercise it under these Bye-Laws or under another delegation of the powers.

REGISTERED OFFICE

2.REGISTERED OFFICE

The Registered Office shall be at such place in Bermuda as the Board shall from time to time appoint.

SHARES AND SHARE RIGHTS

3.SHARE CAPITAL

3.1The authorised share capital of the Company at the date of adoption of these Bye-Laws is 10,100.00 divided into 100,000,000 Common Shares of par value US$0.0001 each and 1,000,000 Undesignated Shares of par value US$0.0001 each.

3.2Common Shares

The Common Shares shall, subject to the other provisions of these Bye-Laws, entitle the holders thereof to the following rights:

3.2.1as regards dividend:

after making all necessary provisions, where relevant, for payment of any preferred dividend in respect of any preference shares in the Company then outstanding, the Company shall apply any profits or reserves which the Board resolves to distribute in paying such profits or reserves to the holder of the Common Shares in respect of their holding of such shares pari passu and pro rata to the number of Common Shares held by each of them;

3.2.2as regards capital:

on a return of assets on liquidation, reduction of capital or otherwise, the holders of the Common Shares shall be entitled to be paid the surplus assets of the Company remaining after payment of its liabilities (subject to the rights of holders of any preferred shares in the Company then in issue having preferred rights on the return of capital) in respect of their holdings of Common Shares pari passu and pro rata to the number of Common Shares held by each of them;

3.2.3as regards voting in general meetings:

the holders of the Common Shares shall be entitled to receive notice of, and to attend and vote at, general meetings of the Company; every holder of Common

Shares present in person or by proxy shall on a poll have one vote for each Common Share held by him or her.

3.3Undesignated Shares

The rights attaching to the Undesignated Shares, subject to these Bye-Laws generally and to Bye-Law 3.4 in particular, shall be as follows:

3.3.1each Undesignated Share shall have attached to it such preferred, qualified or other special rights, privileges and conditions and be subject to such restrictions, whether in regard to dividend, return of capital, redemption, conversion into Common Shares or voting or otherwise, as the Board may determine on or before its allotment;

3.3.2the Board may allot the Undesignated Shares in more than one series and, if it does so, may name and designate each series in such manner as it deems appropriate to reflect the particular rights and restrictions attached to that series, which may differ in all or any respects from any other series of Undesignated Shares;

3.3.3the particular rights and restrictions attached to any Undesignated Shares shall be recorded in a resolution of the Board. The Board may at any time before the allotment of any Undesignated Share by further resolution in any way amend such rights and restrictions or vary or revoke its designation. A copy of any such resolution or amending resolution for the time being in force shall be annexed as an appendix to (but shall not form part of) these Bye-Laws; and

3.3.4the Board shall not attach to any Undesignated Share any rights or restrictions which would alter or abrogate any of the special rights attached to any other class of series of shares for the time being in issue without such sanction as is required for any alteration or abrogation of such rights, unless expressly authorised to do so by the rights attaching to or by the terms of issue of such shares.

3.4Without limiting the foregoing and subject to the Companies Acts, the Company may issue preference shares (including any preference shares created pursuant to Bye-Law 3.3) which:

3.4.1are liable to be redeemed on the happening of a specified event or events or on a given date or dates and/or;

3.4.2are liable to be redeemed at the option of the Company and/or, if authorised by the Memorandum of Association of the Company, at the option of the holder.

3.5The terms and manner of the redemption of any redeemable shares created pursuant to Bye Law 3.3 shall be as the Board may by resolution determine before the allotment of such shares and the terms and manner of redemption of any other redeemable preference shares shall be either:
3.5.1as the Shareholders may by Resolution determine; or

3.5.2insofar as the Shareholders do not by any Resolution determine, as the Board may by resolution determine, in either case, before the allotment of such shares. A copy of any such Resolution or resolution of the Board for the time being in force shall be attached as an appendix to (but shall not form part of) these Bye-Laws.

3.6The terms of any redeemable preference shares (including any redeemable preference shares created pursuant to Bye-Law 3.3) may provide for the whole or any part of the amount due on redemption to be paid or satisfied otherwise than in cash, to the extent permitted by the Companies Acts.

3.7Subject to the foregoing and to any special rights conferred on the holders of any share or class of shares, any share in the Company may be issued with or have attached thereto such preferred, deferred, qualified or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Company may by Resolution determine or, if there has not been any such determination or so far as the same shall not make specific provision, as the Board may determine.

3.8The Board may, at its discretion and without the sanction of a Resolution, authorise the purchase by the Company of its own shares, of any class, at any price (whether at par or above or below par), and any shares to be so purchased may be selected in any manner whatsoever, upon such terms as the Board may in its discretion determine, provided always that such purchase is effected in accordance with the provisions of the Companies Acts. The whole or any part of the amount payable on any such purchase may be paid or satisfied otherwise than in cash, to the extent permitted by the Companies Acts.

3.9The Board may, at its discretion and without the sanction of a Resolution, authorise the acquisition by the Company of its own shares, of any class, at any price (whether at par or above or below par), and any shares to be so purchased may be selected in any manner whatsoever, to be held as treasury shares, upon such terms as the Board may in its discretion determine, provided always that such acquisition is effected in accordance with the provisions of the Companies Acts. The whole or any part of the amount payable on any such acquisition may be paid or satisfied otherwise than in cash, to the extent permitted by the Companies Acts. The Company shall be entered in the Register as a Shareholder in respect of the shares held by the Company as treasury shares and shall be a Shareholder of the Company but subject always to the provisions of the Companies Acts and for the avoidance of doubt the Company shall not exercise any rights and shall not enjoy or participate in any of the rights attaching to those shares save as expressly provided for in the Companies Act.

4.MODIFICATION OF RIGHTS

4.1Subject to the Companies Acts, all or any of the special rights for the time being attached to any class of shares for the time being issued may from time to time (whether or not the Company is being wound up) be altered or abrogated with the consent in writing of the holders of not less than seventy five percent (75%) of the issued shares of that class or with the sanction of a resolution passed at a separate general meeting of the holders of such shares voting in person or by proxy. To any such separate general meeting, all the provisions of these Bye-Laws as to general meetings of the Company shall mutatis mutandis apply, but so that the necessary quorum shall be two (2) or more persons holding or representing by proxy the majority of the shares of the relevant class, that every holder of shares of the relevant class shall be entitled on a poll to one vote for every such share held by him or her and that any holder of shares of the relevant class present in person or by proxy may demand a poll; provided, however, that if the Company or a class of Shareholders shall have only one Shareholder, one Shareholder present in person or by proxy shall constitute the necessary quorum.

4.2For the purposes of this Bye-Law, unless otherwise expressly provided by the rights attached to any shares or class of shares, those rights attaching to any class of shares for the time being shall not be deemed to be altered by:

4.2.1the creation or issue of further shares ranking pari passu with them;

4.2.2the creation or issue for full value (as determined by the Board) of further shares ranking as regards participation in the profits or assets of the Company or otherwise in priority to them; or

4.2.3the purchase or redemption by the Company of any of its own shares.

5.SHARES

5.1Subject to the provisions of these Bye-Laws, the unissued shares of the Company (whether forming part of the original capital or any increased capital) shall be at the disposal of the Board, which may offer, allot, grant options over or otherwise dispose of them to such persons, at such times and for such consideration and upon such terms and conditions as the Board may determine.

5.2Subject to the provisions of these Bye-Laws, any shares of the Company held by the Company as treasury shares shall be at the disposal of the Board, which may hold all or any of the shares, dispose of or transfer all or any of the shares for cash or other consideration, or cancel all or any of the shares.

5.3The Board may in connection with the issue of any shares exercise all powers of paying commission and brokerage conferred or permitted by law. Subject to the provisions of the Companies Acts, any such commission or brokerage may be satisfied by the payment of cash or by the allotment of fully or partly paid shares or partly in one way and partly in the other.
5.4Shares may be issued in fractional denominations and in such event the Company shall deal with such fractions to the same extent as its whole shares, so that a share in a fractional denomination shall have, in proportion to the fraction of a whole share that it represents, all the rights of a whole share, including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding-up.

5.5Except as ordered by a court of competent jurisdiction or as required by law, no person shall be recognised by the Company as holding any share upon trust and the Company shall not be bound by or required in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or in any fractional part of a share or (except only as otherwise provided in these Bye-Laws or by law) any other right in respect of any share except an absolute right to the entirety thereof in the registered holder.

6.CERTIFICATES

6.1No share certificates shall be issued by the Company unless, in respect of a class of shares, the Board has either for all or for some holders of such shares (who may be determined in such manner as the Board thinks fit) determined that the holder of such shares may be entitled to share certificates. In the case of a share held jointly by several persons, delivery of a certificate to one of several joint holders shall be sufficient delivery to all.

6.2If a share certificate is defaced, lost or destroyed, it may be replaced without fee but on such terms (if any) as to evidence and indemnity and to payment of the costs and out of pocket expenses of the Company in investigating such evidence and preparing such indemnity as the Board may think fit and, in case of defacement, on delivery of the old certificate to the Company.

6.3All certificates for share or loan capital or other securities of the Company (other than letters of allotment, scrip certificates and other like documents) shall, except to the extent that the terms and conditions for the time being relating thereto otherwise provide, be in such form as the Board may determine and issued under the Seal or signed by a Director, the Secretary or any person authorised by the Board for that purpose. The Board may by resolution determine, either generally or in any particular case, that any signatures on any such certificates need not be autographic but may be affixed to such certificates by some mechanical means or may be printed thereon or that such certificates need not be signed by any persons, or may determine that a representation of the Seal may be printed on any such certificates. If any person holding an office in the Company who has signed, or whose facsimile signature has been used on, any certificate ceases for any reason to hold his or her office, such certificate may nevertheless be issued as though that person had not ceased to hold such office.
6.4Nothing in these Bye-Laws shall prevent title to any securities of the Company from being evidenced and/or transferred without a written instrument in accordance with regulations made from time to time in this regard under the Companies Acts, and the Board shall have power to implement any arrangements which it may think fit for such evidencing and/or transfer which accord with those regulations.

7.LIEN

7.1The Company shall have a first and paramount lien on every share (not being a fully paid share) for all monies, whether presently payable or not, called or payable, at a date fixed by or in accordance with the terms of issue of such share in respect of such share, and the Company shall also have a first and paramount lien on every share (other than a fully paid share) standing registered in the name of a Shareholder, whether singly or jointly with any other person, for all the debts and liabilities of such Shareholder or his or her estate to the Company, whether the same shall have been incurred before or after notice to the Company of any interest of any person other than such Shareholder, and whether the time for the payment or discharge of the same shall have actually arrived or not, and notwithstanding that the same are joint debts or liabilities of such Shareholder or his or her estate and any other person, whether a Shareholder or not. The Company's lien on a share shall extend to all dividends payable thereon. The Board may at any time, either generally or in any particular case, waive any lien that has arisen or declare any share to be wholly or in part exempt from the provisions of this Bye-Law.

7.2The Company may sell, in such manner as the Board may think fit, any share on which the Company has a lien but no sale shall be made unless some sum in respect of which the lien exists is presently payable nor until the expiration of fourteen (14) days after a notice in writing, stating and demanding payment of the sum presently payable and giving notice of the intention to sell in default of such payment, has been served on the holder for the time being of the share.

7.3The net proceeds of sale by the Company of any shares on which it has a lien shall be applied in or towards payment or discharge of the debt or liability in respect of which the lien exists so far as the same is presently payable, and any residue shall (subject to a like lien for debts or liabilities not presently payable as existed upon the share prior to the sale) be paid to the person who was the holder of the share immediately before such sale. For giving effect to any such sale, the Board may authorise some person to transfer the share sold to the purchaser thereof. The purchaser shall be registered as the holder of the share and he or she shall not be bound to see to the application of the purchase money, nor shall his or her title to the share be affected by any irregularity or invalidity in the proceedings relating to the sale.
7.4

7.4.1Whenever any law for the time being of any country, state or place imposes or purports to impose any immediate or future or possible liability upon the Company to make any payment or empowers any government or taxing authority or government official to require the Company to make any payment in respect of any shares registered in any of the Company's registers as held either jointly or solely by any Shareholder or in respect of any dividends, bonuses or other monies due or payable or accruing due or which may become due or payable to such Shareholder by the Company on or in respect of any shares registered as aforesaid or for or on account or in respect of any Shareholder and whether in consequence of:

(a)the death of such Shareholder;

(b)the non-payment of any income tax or other tax by such Shareholder;

(c)the non-payment of any estate, probate, succession, death, stamp, or other duty by the executor or administrator of such Shareholder or by or out of his or her estate; or
(d)any other act or thing;

7.4.2in every such case (except to the extent that the rights conferred upon holders of any class of shares render the Company liable to make additional payments in respect of sums withheld on account of the foregoing):

(a)the Company shall be fully indemnified by such Shareholder or his or her executor or administrator from all liability;

(b)the Company shall have a lien upon all dividends and other monies payable in respect of the shares registered in any of the Company's registers as held either jointly or solely by such Shareholder for all monies paid or payable by the Company in respect of such shares or in respect of any dividends or other monies as aforesaid thereon or for or on account or in respect of such Shareholder under or in consequence of any such law together with interest at the rate of fifteen percent (15%) per annum thereon from the date of payment to date of repayment and may deduct or set off against such dividends or other monies payable as aforesaid any monies paid or payable by the Company as aforesaid together with interest as aforesaid;

(c)the Company may recover as a debt due from such Shareholder or his or her executor or administrator wherever constituted any monies paid by the Company under or in consequence of any such law and interest thereon at the rate and for the period aforesaid in excess of any dividends or other monies as aforesaid then due or payable by the Company; and
(d)the Company may, if any such money is paid or payable by it under any such law as aforesaid, refuse to register a transfer of any shares by any such Shareholder or his or her executor or administrator until such money and interest as aforesaid is set off or deducted as aforesaid, or in case the same exceeds the amount of any such dividends or other monies as aforesaid then due or payable by the Company, until such excess is paid to the Company.

7.5Subject to the rights conferred upon the holders of any class of shares, nothing herein contained shall prejudice or affect any right or remedy which any law may confer or purport to confer on the Company and as between the Company and every such Shareholder as aforesaid, his or her estate representative, executor, administrator and estate wheresoever constituted or situate, any right or remedy which such law shall confer or purport to confer on the Company shall be enforceable by the Company.

8.CALLS ON SHARES

8.1The Board may from time to time make calls upon the Shareholders (for the avoidance of doubt excluding the Company in respect of any nil or partly paid shares held by the Company as treasury shares) in respect of any monies unpaid on their shares (whether on account of the par value of the shares or by way of premium) and not by the terms of issue thereof made payable at a date fixed by or in accordance with such terms of issue, and each Shareholder shall (subject to the Company serving upon him or her at least fourteen (14) days’ notice specifying the time or times and place of payment) pay to the Company at the time or times and place so specified the amount called on his or her shares. A call may be revoked or postponed as the Board may determine.

8.2A call may be made payable by instalments and shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed.

8.3The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

8.4If a sum called in respect of the share shall not be paid before or on the day appointed for payment thereof the person from whom the sum is due shall pay interest on the sum from the day appointed for the payment thereof to the time of actual payment at such rate as the Board may determine, but the Board shall be at liberty to waive payment of such interest wholly or in part.
8.5Any sum which, by the terms of issue of a share, becomes payable on allotment or at any date fixed by or in accordance with such terms of issue, whether on account of the nominal amount of the share or by way of premium, shall for all the purposes of these Bye-Laws be deemed to be a call duly made, notified and payable on the date on which, by the terms of issue, the same becomes payable and, in case of non-payment, all the relevant provisions of these Bye Laws as to payment of interest, forfeiture or otherwise shall apply as if such sum had become payable by virtue of a call duly made and notified.

8.6The Board may on the issue of shares differentiate between the allottees or holders as to the amount of calls to be paid and the times of payment.

9.FORFEITURE OF SHARES

9.1If a Shareholder fails to pay any call or installment of a call on the day appointed for payment thereof, the Board may at any time thereafter during such time as any part of such call or installment remains unpaid serve a notice on him or her requiring payment of so much of the call or installment as is unpaid, together with any interest which may have accrued.

9.2The notice shall name a further day (not being less than fourteen (14) days from the date of the notice) on or before which, and the place where, the payment required by the notice is to be made and shall state that, in the event of non-payment on or before the day and at the place appointed, the shares in respect of which such call is made or installment is payable will be liable to be forfeited. The Board may accept the surrender of any share liable to be forfeited hereunder and, in such case, references in these Bye-Laws to forfeiture shall include surrender.

9.3If the requirements of any such notice as aforesaid are not complied with, any share in respect of which such notice has been given may at any time thereafter, before payment of all calls or instalments and interest due in respect thereof has been made, be forfeited by a resolution of the Board to that effect. Such forfeiture shall include all dividends declared in respect of the forfeited shares and not actually paid before the forfeiture.

9.4When any share has been forfeited, notice of the forfeiture shall be served upon the person who was before forfeiture the holder of the share, but no forfeiture shall be in any manner invalidated by any omission or neglect to give such notice as aforesaid.

9.5A forfeited share shall be deemed to be the property of the Company and may be sold, re offered or otherwise disposed of either to the person who was, before forfeiture, the holder thereof or entitled thereto or to any other person upon such terms and in such manner as the Board shall think fit, and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Board may think fit.

9.6A person whose shares have been forfeited shall thereupon cease to be a Shareholder in respect of the forfeited shares but shall, notwithstanding the forfeiture, remain liable to pay to the Company all monies which at the date of forfeiture were presently payable by him or her to the Company in respect of the shares with interest thereon at such rate as the Board may determine from the date of forfeiture until payment, and the Company may enforce payment without being under any obligation to make any allowance for the value of the shares forfeited.

9.7An affidavit in writing that the deponent is a Director of the Company or the Secretary and that a share has been duly forfeited on the date stated in the affidavit shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share. The Company may receive the consideration (if any) given for the share on the sale, re-allotment or disposition thereof and the Board may authorise some person to transfer the share to the person to whom the same is sold, re-allotted or disposed of, and he or she shall thereupon be registered as the holder of the share and shall not be bound to see to the application of the purchase money (if any) nor shall his or her title to the share be affected by any irregularity or invalidity in the proceedings relating to the forfeiture, sale, re-allotment or disposal of the share.

REGISTER OF SHAREHOLDERS

10.REGISTER OF SHAREHOLDERS

10.1The Register shall be kept at the Registered Office or at such other place in Bermuda as the Board may from time to time direct, in the manner prescribed by the Companies Acts. Subject to the provisions of the Companies Acts, the Company may keep one or more overseas or branch registers in any place, and the Board may make, amend and revoke any such regulations as it may think fit respecting the keeping of such registers. The Board may authorise any share on the Register to be included in a branch register or any share registered on a branch register to be registered on another branch register, provided that at all times the Register is maintained in accordance with the Companies Acts.

10.2The Register or any branch register may be closed at such times and for such period as the Board may from time to time decide, subject to the Companies Acts. Except during such time as it is closed, the Register and each branch register shall be open to inspection in the manner prescribed by the Companies Acts between 10:00 a.m. and 12:00 noon (or between such other times as the Board from time to time determines) on every working day. Unless the Board so determines, no Shareholder or intending Shareholder shall be entitled to have entered in the Register or any branch register any indication of any trust or any equitable, contingent, future or partial interest in any share or any fractional part of a share and if any such entry exists or is permitted by the Board it shall not be deemed to abrogate any of the provisions of Bye-Law 5.5.

REGISTER OF DIRECTORS AND OFFICERS

11.REGISTER OF DIRECTORS AND OFFICERS

The Secretary shall establish and maintain a register of the Directors and Officers of the Company as required by the Companies Acts. The register of Directors and Officers shall be open to inspection in the manner prescribed by the Companies Acts between 9:00 a.m. and 5:00 p.m. in Bermuda on every working day.
TRANSFER OF SHARES

12.TRANSFER OF SHARES

12.1Subject to the Companies Acts and to such of the restrictions contained in these Bye-Laws as may be applicable, any Shareholder may transfer all or any of his or her shares by an instrument of transfer in the usual common form, in any other form which the Board may approve, or, provided such shares are listed on an Appointed Stock Exchange, by any means permitted by the rules of such exchange.

12.2Subject to Bye-Law 12.1, any instrument of transfer of a share shall be signed by or on behalf of the transferor and where any share is not fully-paid, the transferee. The transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register in respect thereof. All instruments of transfer when registered may be retained by the Company. The Board may, in its absolute discretion and without assigning any reason therefor, decline to register any transfer of any share which is not a fully-paid share. The Board may also decline to register any transfer unless such shares are listed on an Appointed Stock Exchange or:

12.2.1the instrument of transfer is duly stamped (if required by law) and lodged with the Company, at such place as the Board shall appoint for the purpose, accompanied by the certificate for the shares (if any has been issued) to which it relates, and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer,

12.2.2the instrument of transfer is in respect of only one class of share,

12.2.3the instrument of transfer is in favour of less than five (5) persons jointly; and

12.2.4it is satisfied that all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Bermuda or any other applicable jurisdiction required to be obtained under relevant law prior to such transfer have been obtained.

12.3Subject to any directions of the Board from time to time in force, the Secretary may exercise the powers and discretions of the Board under this Bye-Law.

12.4If the Board declines to register a transfer it shall, within three (3) months after the date on which the instrument of transfer was lodged, send to the transferee notice of such refusal.

12.5A fee to be determined by the Board shall be charged by the Company for registering any transfer, probate, letters of administration, certificate of death or marriage, power of attorney, order of court or other instrument relating to or affecting the title to any share, or otherwise making an entry in the Register relating to any share, (except that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed on it in connection with such transfer or entry).

TRANSMISSION OF SHARES

13.TRANSMISSION OF SHARES

13.1In the case of the death of a Shareholder, the survivor or survivors, where the deceased was a joint holder, and the estate representative, where he was sole holder, shall be the only person recognised by the Company as having any title to his or her shares; but nothing herein contained shall release the estate of a deceased holder (whether the sole or joint) from any liability in respect of any share held by him or her solely or jointly with other persons. For the purpose of this Bye-Law, estate representative means the person to whom probate or letters of administration has or have been granted in Bermuda or, failing any such person, such other person as the Board may in its absolute discretion determine to be the person recognised by the Company for the purpose of this Bye-Law.

13.2Any person becoming entitled to a share in consequence of the death of a Shareholder or otherwise by operation of applicable law may, subject as hereafter provided and upon such evidence being produced as may from time to time be required by the Board as to his or her entitlement, either be registered himself or herself as the holder of the share or elect to have some person nominated by him or her registered as the transferee thereof. If the person so becoming entitled elects to be registered himself or herself, he or she shall deliver or send to the Company a notice in writing signed by him or her stating that he so elects. If he or she shall elect to have his or her nominee registered, he or she shall signify his or her election by signing an instrument of transfer of such share in favour of his or her nominee. All the limitations, restrictions and provisions of these Bye-Laws relating to the right to transfer and the registration of transfer of shares shall be applicable to any such notice or instrument of transfer as aforesaid as if the death of the Shareholder or other event giving rise to the transmission had not occurred and the notice or instrument of transfer was an instrument of transfer signed by such Shareholder.
13.3A person becoming entitled to a share in consequence of the death of a Shareholder or otherwise by operation of applicable law shall (upon such evidence being produced as may from time to time be required by the Board as to his or her entitlement) be entitled to receive and may give a discharge for any dividends or other monies payable in respect of the share, but he shall not be entitled in respect of the share to receive notices of or to attend or vote at general meetings of the Company or, save as aforesaid, to exercise in respect of the share any of the rights or privileges of a Shareholder until he shall have become registered as the holder thereof. The Board may at any time give notice requiring such person to elect either to be registered himself or herself or to transfer the share and, if the notice is not complied with within sixty (60) days, the Board may thereafter withhold payment of all dividends and other monies payable in respect of the shares until the requirements of the notice have been complied with.

13.4Subject to any directions of the Board from time to time in force, the Secretary may exercise the powers and discretions of the Board under this Bye-Law.

SHARE CAPITAL

14.INCREASE OF CAPITAL

14.1The Company may from time to time increase its capital by such sum to be divided into shares of such par value as the Company by Resolution shall prescribe.

14.2The Company may, by the Resolution increasing the capital, direct that the new shares or any of them shall be offered in the first instance either at par or at a premium or (subject to the provisions of the Companies Acts) at a discount to all the holders for the time being of shares of any class or classes in proportion to the number of such shares held by them respectively or make any other provision as to the issue of the new shares.

14.3The new shares shall be subject to all the provisions of these Bye-Laws with reference to lien, the payment of calls, forfeiture, transfer, transmission and otherwise.

15.ALTERATION OF CAPITAL

15.1The Company may from time to time by Resolution:

15.1.1divide its shares into several classes and attach thereto respectively any preferential, deferred, qualified or special rights, privileges or conditions;

15.1.2consolidate and divide all or any of its share capital into shares of larger par value than its existing shares;

15.1.3sub-divide its shares or any of them into shares of smaller par value than is fixed by its memorandum, so, however, that in the sub-division the proportion between the amount paid and the amount, if any, unpaid on each reduced share shall be the same as it was in the case of the share from which the reduced share is derived;
15.1.4make provision for the issue and allotment of shares which do not carry any voting rights;

15.1.5cancel shares which, at the date of the passing of the Resolution in that behalf, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the shares so cancelled; and
15.1.6change the currency denomination of its share capital.

15.2Where any difficulty arises in regard to any division, consolidation, or sub-division under this Bye-Law, the Board may settle the same as it thinks expedient and, in particular, may arrange for the sale of the shares representing fractions and the distribution of the net proceeds of sale in due proportion amongst the Shareholders who would have been entitled to the fractions, and for this purpose the Board may authorise some person to transfer the shares representing fractions to the purchaser thereof, who shall not be bound to see to the application of the purchase money nor shall his or her title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale.

15.3Subject to the Companies Acts and to any confirmation or consent required by law or these Bye-Laws, the Company may by Resolution from time to time convert any preference shares into redeemable preference shares.

16.REDUCTION OF CAPITAL

16.1Subject to the Companies Acts, its memorandum and any confirmation or consent required by law or these Bye-Laws, the Company may from time to time by Resolution authorise the reduction of its issued share capital or any share premium account in any manner.

16.2In relation to any such reduction, the Company may by Resolution determine the terms upon which such reduction is to be effected including, in the case of a reduction of part only of a class of shares, those shares to be affected.

GENERAL MEETINGS AND RESOLUTIONS IN WRITING

17.GENERAL MEETINGS AND RESOLUTIONS IN WRITING

17.1The Board shall convene and the Company shall hold general meetings as Annual General Meetings in accordance with the requirements of the Companies Acts at such times and places as the Board shall appoint. The Board may, whenever it thinks fit, and shall, when requisitioned by shareholders pursuant to the provisions of the Companies Acts, convene general meetings other than Annual General Meetings, which shall be called Special General Meetings, at such time and place as the Board may appoint.
17.2Except in the case of the removal of auditors or Directors, anything which may be done by resolution of the Shareholders in general meeting or by resolution of any class of Shareholders in a separate general meeting may be done by resolution in writing, signed by the Shareholders (or the holders of such class of shares)

who at the date of the notice of the resolution in writing represent the majority of votes that would be required if the resolution had been voted on at a meeting of the Shareholders. Such resolution in writing may be signed by the Shareholder or its proxy, or in the case of a Shareholder that is a corporation (whether or not a company within the meaning of the Companies Acts) by its representative on behalf of such Shareholder, in as many counterparts as may be necessary.

17.3Notice of any resolution in writing to be made under this Bye-Law shall be given to all the Shareholders who would be entitled to attend a meeting and vote on the resolution. The requirement to give notice of any resolution in writing to be made under this Bye-Law to such Shareholders shall be satisfied by giving to those Shareholders a copy of that resolution in writing in the same manner as that required for a notice of a general meeting of the Company at which the resolution could have been considered, except that the length of the period of notice shall not apply. The date of the notice shall be set out in the copy of the resolution in writing.

17.4The accidental omission to give notice, in accordance with this Bye-Law, of a resolution in writing to, or the non-receipt of such notice by, any person entitled to receive such notice shall not invalidate the passing of the resolution in writing.

17.5For the purposes of this Bye-Law, the date of the resolution in writing is the date when the resolution in writing is signed by, or on behalf of, the Shareholder who establishes the majority of votes required for the passing of the resolution in writing and any reference in any enactment to the date of passing of a resolution is, in relation to a resolution in writing made in accordance with this Bye-Law, a reference to such date.

17.6A resolution in writing made in accordance with this Bye-Law is as valid as if it had been passed by the Company in general meeting or, if applicable, by a meeting of the relevant class of Shareholders of the Company, as the case may be. A resolution in writing made in accordance with this Bye-Law shall constitute minutes for the purposes of the Companies Acts and these Bye-Laws.
18.NOTICE OF GENERAL MEETINGS

18.1An Annual General Meeting shall be called by not less than 10 (ten) and no more than 60 (sixty) clear days’ notice in writing and a Special General Meeting shall be called by not less than 10 (ten) and no more than 60 (sixty) clear days’ notice in writing. The notice shall specify the place, day and time of the meeting, (including any satellite meeting place arranged for the purposes of Bye-Law 19) and, the nature of the business to be considered. Notice of every general meeting shall be given in any manner permitted by these Bye-Laws to all Shareholders other than such as, under the provisions of these Bye-Laws or the terms of issue of the shares they hold, are not entitled to receive such notice from the Company and to each Director, and to any Resident Representative who or which has delivered a written notice upon the Registered Office requiring that such notice be sent to them or it.

18.2The accidental omission to give notice of a meeting or (in cases where instruments of proxy are sent out with the notice) the accidental omission to send such instrument of proxy to, or the non-receipt of notice of a meeting or such instrument of proxy by, any person entitled to receive such notice shall not invalidate the proceedings at that meeting.

18.3A Shareholder present, either in person or by proxy, at any meeting of the Company or of the holders of any class of shares in the Company shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

18.4The Board may cancel or postpone a meeting of the Shareholders after it has been convened and notice of such cancellation or postponement shall be served in accordance with these ByeLaws upon all Shareholders entitled to notice of the meeting so cancelled or postponed setting out, where the meeting is postponed to a specific date, notice of the new meeting in accordance with this Bye-Law.

19.GENERAL MEETINGS AT MORE THAN ONE PLACE

19.1The provisions of this Bye-Law shall apply if any general meeting is convened at or adjourned to more than one place.

19.2The notice of any meeting or adjourned meeting may specify the Specified Place and the Board shall make arrangements for simultaneous attendance and participation in a satellite meeting at other places (whether adjoining the Specified Place or in a different and separate place or places altogether or otherwise) by Shareholders. The Shareholders present at any such satellite meeting place in person or by proxy and entitled to vote shall be counted in the quorum for, and shall be entitled to vote at, the general meeting in question if the chair of the general meeting is satisfied that adequate facilities are available throughout the general meeting to ensure that Shareholders attending at all the meeting places are able to:

19.2.1communicate simultaneously and instantaneously with the persons present at the other meeting place or places, whether by use of microphones, loud-speakers, audio-visual or other communications equipment or facilities; and
19.2.2have access to all documents which are required by the Companies Acts and these Bye-Laws to be made available at the meeting.

19.3The chair of the general meeting shall be present at, and the meeting shall be deemed to take place at, the Specified Place. If it appears to the chair of the general meeting that the facilities at the Specified Place or any satellite meeting place are or become inadequate for the purposes referred to above, then the chair may, without the consent of the meeting, interrupt or adjourn the general meeting. All business conducted at that general meeting up to the time of such adjournment shall be valid.

19.4The Board may from time to time make such arrangements for the purpose of controlling the level of attendance at any such satellite meeting (whether involving the issue of tickets or the imposition of some means of selection or otherwise) as they shall in their absolute discretion consider appropriate, and may from time to time vary any such arrangements or make new arrangements in place of them, provided that a Shareholder who is not entitled to attend, in person or by proxy, at any particular place shall be entitled so to attend at one of the other places and the entitlement of any Shareholder so to attend the meeting or adjourned meeting at such place shall be subject to any such arrangements as may be for the time being in force and by the notice of meeting or adjourned meeting stated to apply to the meeting.

19.5If a meeting is adjourned to more than one place, notice of the adjourned meeting shall be given in the manner required by Bye-Law 18.

20.PROCEEDINGS AT GENERAL MEETINGS

20.1In accordance with the Companies Acts, a general meeting may be held with only one individual present provided that the requirement for a quorum is satisfied. No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business, but the absence of a quorum shall not preclude the appointment, choice or election of a chair, which shall not be treated as part of the business of the meeting. Save as otherwise provided by these Bye-Laws, at least two (2) Shareholders present in person or by proxy and entitled to vote representing the holders of more than 33% of the issued shares entitled to vote at such meeting shall be a quorum for all purposes; provided, however, that if the Company or a class of Shareholders shall have only one Shareholder, one Shareholder present in person or by proxy shall constitute the necessary quorum.
20.2If within five (5) minutes (or such longer time as the chair of the meeting may determine to wait) after the time appointed for the meeting, a quorum is not present, the meeting, if convened on the requisition of Shareholders, shall be dissolved. In any other case, it shall stand adjourned to such other day and such other time and place as the chair of the meeting may determine and at such adjourned meeting two (2) Shareholders present in person or by proxy and entitled to vote and representing the holders of more than 33% of the issued shares entitled to vote at such meeting shall be a quorum, provided that if the Company or a class of Shareholders shall have only one Shareholder, one Shareholder present in person or by proxy shall constitute the necessary quorum. The Company shall give not less than 10 clear days notice of any meeting adjourned through want of a quorum and such notice shall state that the sole Shareholder or, if more than one, two (2) Shareholders present in person or by proxy and entitled to vote and representing the holders of more than 33% of the issued shares entitled to vote at such meeting shall be a quorum. If at the adjourned meeting a quorum is not present within fifteen (15) minutes after the time appointed for holding the meeting, the meeting shall be dissolved.

20.3A meeting of the Shareholders or any class thereof may be held by means of such telephone, electronic or other communication facilities (including, without limiting the generality of the foregoing, by telephone, or by video conferencing) as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting. If it appears to the chair of a general meeting that the Specified Place is inadequate to accommodate all persons entitled and wishing to attend, the meeting is duly constituted and its proceedings are valid if the chair is satisfied that adequate facilities are available, whether at the Specified Place or elsewhere, to ensure that each such person who is unable to be accommodated at the Specified Place is able to communicate simultaneously and instantaneously with the persons present at the Specified Place, whether by the use of microphones, loud-speakers, audio-visual or other communications equipment or facilities.

20.4Subject to the Companies Acts, a resolution may only be put to a vote at a general meeting of the Company or of any class of Shareholders if:
20.4.1it is proposed by or at the direction of the Board; or

20.4.2it is proposed at the direction of the Court; or

20.4.3it is proposed on the requisition in writing of such number of Shareholders as is prescribed by, and is made in accordance with, the relevant provisions of the Companies Acts; or

20.4.4the chair of the meeting in his or her absolute discretion decides that the resolution may properly be regarded as within the scope of the meeting.

20.5No amendment may be made to a resolution, at or before the time when it is put to a vote, unless the chair of the meeting in his or her absolute discretion decides that the amendment or the amended resolution may properly be put to a vote at that meeting.

20.6If the chair of the meeting rules a resolution or an amendment to a resolution admissible or out of order (as the case may be), the proceedings of the meeting or on the resolution in question shall not be invalidated by any error in his or her ruling. Any ruling by the chair of the meeting in relation to a resolution or an amendment to a resolution shall be final and conclusive.

20.7The Resident Representative, if any, upon giving the notice referred to in Bye-Law 18.1 above, shall be entitled to attend any general meeting of the Company and each Director shall be entitled to attend and speak at any general meeting of the Company.

20.8The Board may choose one of their number to preside as chair at every general meeting. If there is no such chair, or if at any meeting the chair is not present within five (5) minutes after the time appointed for holding the meeting, or is not willing to act as chair, the Directors present shall choose one of their number to act or if only one Director is present he shall preside as chair if willing to act. If no Director is present, or if each of the Directors present declines to take the chair, the persons present and entitled to vote on a poll shall elect one of their number to be chair.

20.9The chair of the meeting may, with the consent by resolution of any meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time (or sine die) and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place. In addition to any other power of adjournment conferred by law, the chair of the meeting may at any time without consent of the meeting adjourn the meeting (whether or not it has commenced or a quorum is present) to another time and/or place (or sine die) if, in his or her opinion, it would facilitate the conduct of the business of the meeting to do so or if he is so directed (prior to or at the meeting) by the Board. When a meeting is adjourned sine die, the time and place for the adjourned meeting shall be fixed by the Board. When a meeting is adjourned for three (3) months or more or for an indefinite period, at least 10 clear days notice shall be given of the adjourned meeting. Save as expressly provided by these Bye-Laws, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

21.VOTING

21.1Save where a greater majority is required by the Companies Acts or these Bye-Laws, any question proposed for consideration at any general meeting shall be decided on by a simple majority of votes cast.

21.2Subject to Bye-Law 38.2 and to any rights or restrictions attached to any class of shares, at any meeting of the Company, each Shareholder present in person shall be entitled to one vote on any question to be decided on a show of hands and each Shareholder present in person or by proxy shall be entitled on a poll to one vote for each share held by him or her.

21.3At any general meeting, a resolution put to the vote of the meeting shall be decided on a show of hands or by a count of votes received in the form of electronic records, unless (before or on the declaration of the result of the show of hands or count of votes received as electronic records or on the withdrawal of any other demand for a poll) a poll is demanded by:
21.3.1the chair of the meeting; or

21.3.2at least three (3) Shareholders present in person or represented by proxy; or

21.3.3    any Shareholder or Shareholders present in person or represented by proxy and holding between them not less than one tenth (1/10) of the total voting rights of all the Shareholders having the right to vote at such meeting; or

21.3.4    a Shareholder or Shareholders present in person or represented by proxy holding shares conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one tenth (1/10) of the total sum paid up on all such shares conferring such right.
The demand for a poll may, before the poll is taken, be withdrawn but only with the consent of the chair and a demand so withdrawn shall not be taken to have invalidated the result of a show of hands or count of votes received as electronic records declared before the demand was made. If the demand for a poll is withdrawn, the chair or any other Shareholder entitled may demand a poll.

21.4Unless a poll is so demanded and the demand is not withdrawn, a declaration by the chair that a resolution has, on a show of hands or count of votes received as electronic records, been carried or carried unanimously or by a particular majority or not carried by a particular majority or lost shall be final and conclusive, and an entry to that effect in the minute book of the Company shall be conclusive evidence of the fact without proof of the number or proportion of votes recorded for or against such resolution.

21.5If a poll is duly demanded, the result of the poll shall be deemed to be the resolution of the meeting at which the poll is demanded.

21.6A poll demanded on the election of a chair, or on a question of adjournment, shall be taken forthwith. A poll demanded on any other question shall be taken in such manner and either forthwith or at such time

(being not later than three (3) months after the date of the demand) and place as the chair shall direct and he may appoint scrutineers (who need not be Shareholders) and fix a time and place for declaring the result of the poll. It shall not be necessary (unless the chair otherwise directs) for notice to be given of a poll.

21.7The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll has been demanded and it may be withdrawn at any time before the close of the meeting or the taking of the poll, whichever is the earlier.

21.8On a poll, votes may be cast either personally or by proxy.

21.9A person entitled to more than one vote on a poll need not use all his or her votes or cast all the votes he or she uses in the same way.

21.10In the case of an equality of votes at a general meeting, whether on a show of hands or count of votes received as electronic records or on a poll, the chair of such meeting shall not be entitled to a second or casting vote and the resolution shall fail.

21.11In the case of joint holders of a share, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register in respect of the joint holding.

21.12A Shareholder who is a patient for any purpose of any statute or applicable law relating to mental health or in respect of whom an order has been made by any Court having jurisdiction for the protection or management of the affairs of persons incapable of managing their own affairs may vote, whether on a show of hands or on a poll, by his or her receiver, committee, curator bonis or other person in the nature of a receiver, committee or curator bonis appointed by such Court and such receiver, committee, curator bonis or other person may vote on a poll by proxy, and may otherwise act and be treated as such Shareholder for the purpose of general meetings.

21.13No Shareholder shall, unless the Board otherwise determines, be entitled to vote at any general meeting unless all calls or other sums presently payable by him or her in respect of shares in the Company have been paid.

21.14If:

21.14.1any objection shall be raised to the qualification of any voter; or,

21.14.2any votes have been counted which ought not to have been counted or which might have been rejected; or,

21.14.3any votes are not counted which ought to have been counted, the objection or error shall not vitiate the decision of the meeting or adjourned meeting on any resolution unless the same is raised or pointed out at the meeting or, as the case may be, the adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the chair of the meeting and shall only vitiate the decision of the meeting on any resolution if the chair decides that the same may have affected the decision of the meeting. The decision of the chair on such matters shall be final and conclusive.

22.PROXIES AND CORPORATE REPRESENTATIVES

22.1A Shareholder may appoint one or more persons as his or her proxy, with or without the power of substitution, to represent him or her and vote on his or her behalf in respect of all or some only of his or her shares at any general meeting (including an adjourned meeting). A proxy need not be a Shareholder. The instrument appointing a proxy shall be in writing executed by the appointor or his or her attorney authorised by him or her in writing or, if the appointor is a corporation, either under its seal or executed by an officer, attorney or other person authorised to sign the same.

22.2A Shareholder which is a corporation may, by written authorisation, appoint any person (or two
(2) or more persons in the alternative) as its representative to represent it and vote on its behalf at any general meeting (including an adjourned meeting) and such a corporate representative may exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual Shareholder and the Shareholder shall for the purposes of these Bye-Laws be deemed to be present in person at any such meeting if a person so authorised is present at it.

22.3Any Shareholder may appoint a proxy or (if a corporation) representative for a specific general meeting, and adjournments thereof, or may appoint a standing proxy or (if a corporation) representative, by serving on the Company at the Registered Office, or at such place or places as the Board may otherwise specify for the purpose, a proxy or (if a corporation) an authorisation. Any standing proxy or authorisation shall be valid for all general meetings and adjournments thereof or resolutions in writing, as the case may be, until notice of revocation is received at the Registered Office or at such place or places as the Board may otherwise specify for the purpose. Where a standing proxy or authorisation exists, its operation shall be deemed to have been suspended at any general meeting or adjournment thereof at which the Shareholder is present or in respect to which the Shareholder has specially appointed a proxy or representative. The Board may from time to time require such evidence as it shall deem necessary as to the due execution and continuing validity of any standing proxy or authorisation and the operation of any such standing proxy or authorisation shall be deemed to be suspended until such time as the Board determines that it has received the requested evidence or other evidence satisfactory to it.
22.4Subject to Bye-Law 22.3, the instrument appointing a proxy or corporate representative together with such other evidence as to its due execution as the Board may from time to time require, shall be delivered at the Registered Office (or at such place or places as may be specified in the notice convening the meeting or in any notice of any adjournment or, in either case or the case of a resolution in writing, in any document sent therewith) not less than 48 hours or such other period as the Board may determine, prior to the holding of the relevant meeting or adjourned meeting at which the person named in the instrument proposes to vote or, in the case of a poll taken subsequently to the date of a meeting or adjourned meeting, before the time appointed for the taking of the poll, or, in the case of a resolution in writing, prior to the effective date of the resolution in writing and in default the instrument of proxy or authorisation shall not be treated as valid.

22.5Instruments of proxy or authorisation shall be in any common form or in such other form as the Board may approve and the Board may, if it thinks fit, send out with the notice of any meeting or any resolution in writing forms of instruments of proxy or authorisation for use at that meeting or in connection with that resolution in writing. The instrument of proxy shall be deemed to confer authority to demand or join in demanding a poll, to speak at the meeting and to vote on any amendment of a resolution in writing or amendment of a resolution put to the meeting for which it is given as the proxy thinks fit. The instrument of proxy or authorisation shall, unless the contrary is stated therein, be valid as well for any adjournment of the meeting as for the meeting to which it relates. If the terms of the appointment of a proxy include a power of substitution, any proxy appointed by substitution under such power shall be deemed to be the proxy of the Shareholder who conferred such power. All the provisions of these Bye Laws relating to the execution and delivery of an instrument or other form of communication appointing or evidencing the appointment of a proxy shall apply, mutates mutandis, to the instrument or other form of communication effecting or evidencing such an appointment by substitution.

22.6A vote given in accordance with the terms of an instrument of proxy or authorisation shall be valid notwithstanding the previous death or unsoundness of mind of the principal, or revocation of the instrument of proxy or of the corporate authority, provided that no intimation in writing of such death, unsoundness of mind or revocation shall have been received by the Company at the Registered Office (or such other place as may be specified for the delivery of instruments of proxy or authorisation in the notice convening the meeting or other documents sent therewith) at least one hour before the commencement of the meeting or adjourned meeting, or the taking of the poll, or the day before the effective date of any resolution in writing at which the instrument of proxy or authorisation is used.

22.7Subject to the Companies Acts, the Board may at its discretion waive any of the provisions of these Bye-Laws related to proxies or authorisations and, in particular, may accept such verbal or other assurances as it thinks fit as to the right of any person to attend, speak and vote on behalf of any Shareholder at general meetings or to sign resolutions in writing.
BOARD OF DIRECTORS

23.APPOINTMENT AND REMOVAL OF DIRECTORS

23.1At the point of adoption of these Bye-Laws on 5 August 2022, the Board consists of the following persons:

23.2Eric Rosenfeld, Anthony Laura and Mark Filanowski is each designated as a class I Director, Carl Claus Boggild and David Sgro is each designated as a class II Director and Richard du Moulin and Karen H. Beachy is each designated as a class III Director for the purposes of these Bye-Laws. There is no distinction in the voting or other powers and authorities of Directors of different classes; the classifications are solely for the purposes of the retirement by rotation provisions set out in Bye-Laws 23.4, 23.5 and 23.6. All Directors will be designated as either class I, class II or class III Directors. The Board shall from time to time by resolution determine the respective numbers of class I Directors, class II Directors and class III Directors.

23.3Upon resignation or termination of office of any Director, if a new Director shall be appointed to the Board he will be designated to fill the vacancy arising and shall, for the purposes of these Bye-Laws, constitute a member of the class of Directors represented by the person that he replaces.

23.4Each class I Director shall (unless his or her office is vacated in accordance with these Bye-Laws) serve initially until the conclusion of the Annual General Meeting of the Company held in the calendar year 2015 and subsequently shall (unless his or her office is vacated in accordance with these Bye-Laws) serve for three-year terms, each concluding at the third Annual General Meeting after the class I Directors together were last appointed or re-appointed.

23.5Each class II Director shall (unless his or her office is vacated in accordance with these Bye-Laws) serve initially until the conclusion of the Annual General Meeting of the Company held in the calendar year 2016 and subsequently shall (unless his or her office is vacated in accordance with these Bye-Laws) serve for three-year terms, each concluding at the third Annual General Meeting after the class II Directors together were last appointed or re-appointed.

23.6Each class III Director shall (unless his or her office is vacated in accordance with these Bye-Laws) serve initially until the conclusion of the Annual General Meeting of the Company held in the calendar year 2017 and subsequently shall (unless his or her office is vacated in accordance with these Bye-Laws) serve for three-year terms, each concluding at the third Annual General Meeting after the class III Directors together were last appointed or re-appointed.

23.7Any Director retiring at an Annual General Meeting will be eligible for re-appointment and will retain office until the close of the meeting at which he retires or (if earlier) until a Resolution is passed at that meeting not to fill the vacancy or the resolution to re-appoint him or her is put to a vote at the meeting and is lost.
23.8If the Company, at the meeting at which a Director (of any class) retires by rotation or otherwise, does not fill the vacancy, the retiring Director shall, if willing to act, be deemed to have been re-appointed unless at the meeting it is resolved not to fill the vacancy or unless a resolution for the re-appointment of the Director is put to the meeting and lost.

23.9No person other than a Director retiring by rotation shall be appointed a Director at any general meeting unless:

23.9.1he or she is recommended by the Board; or

23.9.2in the case of an Annual General Meeting, not less than one hundred twenty (120) nor more than one hundred fifty (150) days before the date of the Company's proxy statement released to Shareholders in connection with the prior year's Annual General Meeting, a notice executed by a Shareholder (not being the person to be proposed) has been received by the Secretary of the Company of the intention to propose such person for appointment, setting forth as to each person whom the Shareholder proposes to nominate for election or re-election as a Director:

(a)the name, age, business address and residence address of such person;

(b)the principal occupation or employment of such person;

(c)the class, series and number of shares of the Company which are beneficially owned by such person;

(d)particulars which would, if he were so appointed, be required to be included in the Company's register of Directors and Officers; and

(e)all other information relating to such person that is required to be disclosed in solicitations for proxies for the election of Directors pursuant to the Rules and Regulations of the Securities and Exchange Commission under Section 14 of the Securities Exchange Act of 1934 of the United States of America (as amended), together with notice executed by such person of his or her willingness to serve as a Director if so elected; provided, however, that no Shareholder shall be entitled to propose any person to be appointed, elected or re-elected Director at any special general meeting.

23.10Except as otherwise authorised by the Companies Acts, the appointment of any person proposed as a Director shall be effected by a separate Resolution. Subject to Bye-Law 23.3, the Resolution appointing any Director must designate the Director as a class I, class II or class III Director.

23.11All Directors, upon election or appointment, except upon re-election or re-appointment at an Annual General Meeting, must provide written acceptance of their appointment, in such form as the Board may think fit, by notice in writing to the Registered Office within thirty (30) days of their appointment.

23.12The number of Directors shall be not less than three (3) and not more than 10 or such number in excess thereof as the Board by resolution may from time to time determine. Any one or more vacancies in the Board not filled at any general meeting shall be deemed casual vacancies for the purposes of these Bye-Laws. Without prejudice to the power of the Company by Resolution in pursuance of any of the provisions of these Bye-Laws to appoint any person to be a Director, the Board, so long as a quorum of Directors remains in office, shall have power at any time and from time to time, subject to Bye-Laws 23.1, 23.2 and 23.3, to appoint any individual to be a Director so as to fill a casual vacancy. A Director so appointed shall hold office only until the next following Annual General Meeting and shall not be taken into account in determining the Directors who are to retire by rotation at the meeting. If not reappointed at such Annual General Meeting, he shall vacate office at the conclusion thereof.

24.RESIGNATION AND DISQUALIFICATION OF DIRECTORS

24.1The office of a Director shall be vacated upon the happening of any of the following events:

24.1.1if he or she resigns his or her office by notice in writing delivered to the Registered Office or tendered at a meeting of the Board;

24.1.2if he or she becomes of unsound mind or a patient for any purpose of any statute or applicable law relating to mental health and the Board resolves that his or her office is vacated;

24.1.3if he or she becomes bankrupt under the laws of any country or compounds with his or her creditors;

24.1.4if he or she is prohibited by law from being a Director;

24.1.5if he or she ceases to be a Director by virtue of the Companies Acts or these Bye-Laws or is removed from office pursuant to these Bye-Laws;

24.1.6if he or she shall for more than six (6) consecutive months have been absent without permission of the Board from meetings of the Board held during that period and his or her Alternate Director (if any) shall not during such period have attended in his or her stead and the Board resolves that his or her office be vacated;

24.1.7if he or she is requested to resign in writing by not less than three quarters of the other Directors. In calculating the number of Directors who are required to make such a request to the Director, there shall be excluded any Alternate Director appointed by him or her acting in his or her capacity as such

24.2The provisions of section 93 of the Companies Act 1981 of Bermuda shall not apply to the Company.

25.ALTERNATE DIRECTORS

25.1Any Director (other than an Alternate Director) may appoint any other Director, or any other person approved by resolution of the Board and willing to act, to be an Alternate Director and may remove from office an Alternate Director so appointed by him or her. Any appointment or removal of an Alternate Director by a Director shall be effected by delivery of a written notice of appointment or removal to the Secretary at the Registered Office, signed by such Director, and such notice shall be effective immediately upon receipt or on any later date specified in that notice. Any Alternate Director may also be removed by resolution of the Board. An Alternate Director may also be a Director in his or her own right and may act as alternate to more than one Director.

25.2An Alternate Director shall cease to be an Alternate Director:

25.2.1if his or her appointor ceases to be a Director; but, if a Director retires by rotation or otherwise but is reappointed or deemed to have been reappointed at the meeting at which he or she retires, any appointment of an Alternate Director made by him or her which was in force immediately prior to his or her retirement shall continue after his or her reappointment;

25.2.2on the happening of any event which, if he or she were a Director, would cause him or her to vacate his or hers office as Director;

25.2.3if he or she is removed from office pursuant to Bye-Law 25.1; or

25.2.4if he or she resigns his or hers office by notice to the Company.

25.3An Alternate Director shall be entitled to receive notices of all meetings of Directors, to attend, be counted in the quorum and vote at any such meeting at which any Director to whom he or she is alternate is not personally present, and generally to perform all the functions of any Director to whom he or she is alternate in his or her absence.

25.4Every person acting as an Alternate Director shall (except as regards powers to appoint an alternate and remuneration) be subject in all respects to the provisions of these Bye-Laws relating to Directors and shall alone be responsible to the Company for his or her acts and defaults and shall not be deemed to be the agent of or for any Director for whom he or she is alternate. An Alternate Director may be paid expenses and shall be entitled to be indemnified by the Company to the same extent mutatis mutandis as if he were a Director. Every person acting as an Alternate Director shall have one vote for each Director for whom he or she acts as alternate (in addition to his or her own vote if he or she is also a Director). The signature of an

Alternate Director to any resolution in writing of the Board or a committee of the Board shall, unless the terms of his or her appointment provides to the contrary, be as effective as the signature of the Director or Directors to whom he or she is alternate.
26.DIRECTORS' INTERESTS

26.1A Director may hold any other office or place of profit with the Company (except that of auditor) in conjunction with his or her office of Director for such period and upon such terms as the Board may determine, and may be paid such extra remuneration therefor (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and such extra remuneration shall be in addition to any remuneration provided for by or pursuant to any other Bye-Law.

26.2A Director may act by himself / herself or his or her firm in a professional capacity for the Company (otherwise than as auditor) and he or his or her firm shall be entitled to remuneration for professional services as if he or she were not a Director.

26.3Subject to the provisions of the Companies Acts, a Director may notwithstanding his or her office be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is otherwise interested; and be a director or other officer of, or employed by, or a party to any transaction or arrangement with, or otherwise interested in, any body corporate promoted by the Company or in which the Company is interested. The Board may also cause the voting power conferred by the shares in any other company held or owned by the Company to be exercised in such manner in all respects as it thinks fit, including the exercise thereof in favour of any resolution appointing the Directors or any of them to be directors or officers of such other company, or voting or providing for the payment of remuneration to the directors or officers of such other company.

26.4So long as, where it is necessary, he or she declares the nature of his or her interest at the first opportunity at a meeting of the Board or by writing to the Directors as required by the Companies Acts, a Director shall not by reason of his or her office be accountable to the Company for any benefit which he derives from any office or employment to which these Bye-Laws allow him or her to be appointed or from any transaction or arrangement in which these Bye-Laws allow him or her to be interested, and no such transaction or arrangement shall be liable to be avoided on the ground of any interest or benefit.

26.5Subject to the Companies Acts and any further disclosure required thereby, a general notice to the Directors by a Director or Officer declaring that he or she is a director or officer or has an interest in a person and is to be regarded as interested in any transaction or arrangement made with that person, shall be a sufficient declaration of interest in relation to any transaction or arrangement so made.

26.6For the purposes of these Bye-Laws, without limiting the generality of the foregoing, a Director is deemed to have an interest in a transaction or arrangement with the Company if he or she is the holder of or beneficially interested in 10 per cent or more of any class of the equity share capital of any body corporate (or any other body corporate through which his or her interest is derived) or of the voting rights available to members of the relevant body corporate with which the Company is proposing to enter into a transaction or arrangement, provided that there shall be disregarded any shares held by such Director as bare or custodian trustee and in which he or she has no beneficial interest, any shares comprised in a trust in which the Director's interest is in reversion or remainder if and so long as some other person is entitled to receive the income thereof, and any shares comprised in an authorised unit trust in which the Director is only interested as a unit holder. For the purposes of this Bye-Law, an interest of a person who is connected with a Director shall be treated as an interest of the Director.

27.POWERS AND DUTIES OF THE BOARD

27.1Subject to the provisions of the Companies Acts, these Bye-Laws and to any directions given by the Company by Resolution, the Board shall manage the business of the Company and may pay all expenses incurred in promoting and incorporating the Company and may exercise all the powers of the Company. No alteration of these Bye-Laws and no such direction shall invalidate any prior act of the Board which would have been valid if that alteration had not been made or that direction had not been given. The powers given by this Bye-Law shall not be limited by any special power given to the Board by these Bye-Laws and a meeting of the Board at which a quorum is present shall be competent to exercise all the powers, authorities and discretions for the time being vested in or exercisable by the Board.

27.2The Board may exercise all the powers of the Company except those powers that are required by the Companies Acts or these Bye-Laws to be exercised by the Shareholders.

27.3All cheques, promissory notes, drafts, bills of exchange and other instruments, whether negotiable or transferable or not, and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as the Board shall from time to time by resolution determine.
28.FEES, GRATUITIES AND PENSIONS

28.1The ordinary remuneration of the Directors office for their services (excluding amounts payable under any other provision of these Bye-Laws) shall be determined by Board and each such Director shall be paid a fee (which shall be deemed to accrue from day to day) at such rate as may from time to time be determined by the Board. Each Director may be paid his or her reasonable travel, hotel and incidental expenses in attending and returning from meetings of the Board or committees constituted pursuant to these Bye-Laws or general meetings and shall be paid all expenses properly and reasonably incurred by him or her in the conduct of the Company's business or in the discharge of his or her duties as a Director. Any Director who, by request, goes or resides abroad for any purposes of the Company or who performs services which in the opinion of the Board go beyond the ordinary duties of a Director may be paid such extra remuneration (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and such extra remuneration shall be in addition to any remuneration provided for by or pursuant to any other Bye-Law.

28.2In addition to its powers under Bye-Law 28.1 the Board may (by establishment of or maintenance of schemes or otherwise) provide additional benefits, whether by the payment of gratuities or pensions or by insurance or otherwise, for any past or present Director or employee of the Company or any of its subsidiaries or any body corporate associated with, or any business acquired by, any of them, and for any member of his or her family (including a spouse and a former spouse) or any person who is or was dependent on him or her, and may (as well before as alter he or she ceases to hold such office or employment) contribute to any fund and pay premiums for the purchase or provision of any such benefit.

28.3No Director or former Director shall be accountable to the Company or the Shareholders for any benefit provided pursuant to this Bye-Law and the receipt of any such benefit shall not disqualify any person from being or becoming a Director of the Company.

29.DELEGATION OF THE BOARD'S POWERS

29.1The Board may by power of attorney appoint any company, firm or person or any fluctuating body of persons, whether nominated directly or indirectly by the Board, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Bye-Laws) and for such period and subject to such conditions as it may think fit, andanysuch power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney and of such attorney as the Board may think fit, andmayalso authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions vested in him or her. Such attorney may, if so authorised by the power of attorney, execute any deed, instrument or other document on behalf of the Company.
29.2The Board may entrust to and confer upon any Director, Officer or, without prejudice to the provisions of Bye-Law 29.3, other person any of the powers, authorities and discretions exercisable by it upon such terms and conditions with such restrictions as it thinks fit, and either collaterally with, or to the exclusion of, its own powers, authorities and discretions, and may from time to time revoke or vary all or any of such powers, authorities and discretions but no person dealing in good faith and without notice of such revocation or variation shall be affected thereby.

29.3When required under the requirements from time to time of any stock exchange on which the shares of the Company are listed, the Board shall appoint an Audit Committee and a Compensation Committee in accordance with the requirements of such stock exchange. The Board also may delegate any of its powers, authorities and discretions to any other committees, consisting of such person or persons (whether a member or members of its body or not) as it thinks fit. Any committee so formed shall, in the exercise of the powers, authorities and discretions so delegated, and in conducting its proceedings conform to any regulations which may be imposed upon it by the Board. If no regulations are imposed by the Board the proceedings of a committee with two (2) or more members shall be, as far as is practicable, governed by the Bye-Laws regulating the proceedings of the Board.

30.PROCEEDINGS OF THE BOARD

30.1The Board may meet for the despatch of business, adjourn and otherwise regulate its meetings as it thinks fit. Questions arising at any meeting shall be determined by a majority of votes. In the case of an equality of votes, the motion shall be deemed to have been lost. A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board.

30.2Notice of a meeting of the Board may be given to a Director by word of mouth or in any manner permitted by these Bye-Laws. A Director may retrospectively waive the requirement for notice of any meeting by consenting in writing to the business conducted at the meeting.

30.3The quorum necessary for the transaction of the business of the Board shall be such number as constitutes a majority of the Directors then in office. Any Director who ceases to be a Director at a meeting of the Board may continue to be present and to act as a Director and, subject to Bye-Law 30.13, be counted in the quorum until the termination of the meeting if no other Director objects and if otherwise a quorum of Directors would not be present.

30.4A Director who to his or her knowledge is in any way, whether directly or indirectly, interested in a contract or proposed contract, transaction or arrangement with the Company and has complied with the provisions of the Companies Acts and these Bye-Laws with regard to disclosure of his or her interest shall be entitled to vote in respect of any contract, transaction or arrangement in which he is so interested and if he shall do so his or her vote shall be counted, and he shall be taken into account in ascertaining whether a quorum is present.
30.5The Resident Representative shall, upon delivering written notice of an address for the purposes of receipt of notice to the Registered Office, be entitled to receive notice of, attend and be heard at and to receive minutes of all meetings of the Board.

30.6So long as a quorum of Directors remains in office, the continuing Directors may act notwithstanding any vacancy in the Board but, if no such quorum remains, the continuing Directors or a sole continuing Director may act only for the purpose of calling a general meeting.

30.7The Board may choose one of their number to preside as chair at every meeting of the Board. If there is no such chair, or if at any meeting the chair is not present within five (5) minutes after the time appointed for holding the meeting, or is not willing to act as chair, the Directors present may choose one of their number to be chair of the meeting.

30.8The meetings and proceedings of any committee consisting of two (2) or more members shall be governed by the provisions contained in these Bye-Laws for regulating the meetings and proceedings of the Board so far as the same are applicable and are not superseded by any regulations imposed by the Board.

30.9A resolution in writing signed by all the Directors for the time being entitled to receive notice of a meeting of the Board or by an Alternate Director, as provided for in these Bye-Laws or by all the members of a committee for the time being shall be as valid and effectual as a resolution passed at a meeting of the Board or, as the case may be, of such committee duly called and constituted. Such resolution may be contained in one document or in several documents in the like form each signed by one or more of the Directors or members of the committee concerned.

30.10A meeting of the Board or a committee appointed by the Board may be held by means of such telephone, electronic or other communication facilities (including, without limiting the generality of the foregoing, by telephone or by video conferencing) as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously and participation in such a meeting shall constitute presence in person at such meeting. Such a meeting shall be deemed to take place where the largest group of those Directors participating in the meeting is physically assembled, or, if there is no such group, where the chair of the meeting then is.

30.11All acts done by the Board or by any committee or by any person acting as a Director or member of a committee or any person duly authorised by the Board or any committee shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any member of the Board or such committee or person acting as aforesaid or that they or any of them were disqualified or had vacated their office, be as valid as if every such person had been duly appointed and was qualified and had continued to be a Director, member of such committee or person so authorised.

30.12The Company may by resolution suspend or relax to any extent, either generally or in respect of any particular matter, any provision of these Bye-Laws prohibiting a Director from voting at a meeting of the Board or of a committee of the Board, or ratify any transaction not duly authorised by reason of a contravention of any such provisions.

30.13Where proposals are under consideration concerning the appointment (including fixing or varying the terms of appointment) of two (2) or more Directors to offices or employments with the Company or any body corporate in which the Company is interested, the proposals may be divided and considered in relation to each Director separately and in such cases each of the Directors concerned (if not debarred from voting under the provisions of Bye-Law 30.4) shall be entitled to vote and be counted in the quorum in respect of each resolution except that concerning his or her own appointment.

30.14If a question arises at a meeting of the Board or a committee of the Board as to the entitlement of a Director to vote or be counted in a quorum, the question may, before the conclusion of the meeting, be referred to the chair of the meeting and his or her ruling in relation to any Director other than himself or herself shall be final and conclusive except in a case where the nature or extent of the interests of the Director concerned have not been fairly disclosed. If any such question arises in respect of the chair of the meeting, it shall be decided by resolution of the Board (on which the chair shall not vote) and such resolution will be final and conclusive except in a case where the interests of the chair have not been fairly disclosed.

OFFICERS

31.OFFICERS

31.1The Officers of the Company , who may or may not be Directors, may be appointed by the Board at any time, subject to Bye-Law 30.13. Any person appointed pursuant to this Bye-Law shall hold office for such period and upon such terms as the Board may determine and the Board may revoke or terminate any such appointment. Any such revocation or termination shall be without prejudice to any claim for damages that such Officer may have against the Company or the Company may have against such Officer for any breach of any contract of service between him or her and the Company which may be involved in such revocation or termination. Save as provided in the Companies Acts or these Bye-Laws, the powers and duties of the Officers of the Company shall be such (if any) as are determined from time to time by the Board.

31.2Any appointment of a Director to an executive office shall terminate if he ceases to be a Director but without prejudice to any rights or claims which he may have against the Company by reason of such cessation. A Director appointed to an executive office shall not ipso facto cease to be a Director if his or her appointment to such executive office terminates.

31.3The emoluments of any Director holding executive office for his or her services as such shall be determined by the Board, and may be of any description, and (without limiting the generality of the foregoing) may include admission to or continuance of membership of any scheme (including any share acquisition scheme) or fund instituted or established or financed or contributed to by the Company for the provision of pensions, life assurance or other benefits for employees or their dependents, or the payment of a pension or other benefits to him / her or his or her dependents on or after retirement or death, apart from membership or any such scheme or fund.

31.4Save as otherwise provided, the provisions of these Bye-Laws as to resignation and disqualification of Directors shall mutatis mutandis apply to the resignation and disqualification of Officers.

MINUTES

32.MINUTES

32.1The Board shall cause minutes to be made and books kept for the purpose of recording:

32.1.1all appointments of Officers made by the Board;

32.1.2the names of the Directors and other persons (if any) present at each meeting of the Board and of any committee; and

32.1.3all proceedings at meetings of the Company, of the holders of any class of shares in the Company, of the Board and of committees appointed by the Board or the Shareholders.

32.2Shareholders shall only be entitled to see the Register of Directors and Officers, the Register, the financial information provided for in Bye-Law 39.3 and the minutes of meetings of the Shareholders of the Company.

SECRETARY AND RESIDENT REPRESENTATIVE

33.SECRETARY AND RESIDENT REPRESENTATIVE

33.1The Secretary (including one or more deputy or assistant secretaries) and, if required, the Resident Representative, shall be appointed by the Board at such remuneration (if any) and upon such terms as it may think fit and any Secretary and Resident Representative so appointed may be removed by the Board. The duties of the Secretary and the duties of the Resident Representative shall be those prescribed by the Companies Acts together with such other duties as shall from time to time be prescribed by the Board.

33.2A provision of the Companies Acts or these Bye-Laws requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary.

THE SEAL

34.THE SEAL

34.1The Board may authorise the production of a common seal of the Company and one or more duplicate common seals of the Company, which shall consist of a circular device with the name of the Company around the outer margin thereof and the country and year of registration in Bermuda across the centre thereof.

34.2Any document required to be under seal or executed as a deed on behalf of the Company may be

34.2.1executed under the Seal in accordance with these Bye-Laws; or

34.2.2signed or executed by any person authorised by the Board for that purpose, without the use of the Seal.

34.3The Board shall provide for the custody of every Seal. A Seal shall only be used by authority of the Board or of a committee constituted by the Board. Subject to these Bye-Laws, any instrument to which a Seal is affixed shall be attested by the signature of:

34.3.1a Director; or

34.3.2the Secretary; or

34.3.3any one person authorised by the Board for that purpose.

DIVIDENDS AND OTHER PAYMENTS

35.DIVIDENDS AND OTHER PAYMENTS

35.1The Board may from time to time declare dividends or distributions out of contributed surplus to be paid to the Shareholders according to their rights and interests, including such interim dividends as appear to the Board to be justified by the position of the Company. The Board, in its discretion, may determine that any dividend shall be paid in cash or shall be satisfied, subject to Bye-Law 37, in paying up in full shares in the Company to be issued to the Shareholders credited as fully paid or partly paid or partly in one way and partly the other. The Board may also pay any fixed cash dividend which is payable on any shares of the Company half yearly or on such other dates, whenever the position of the Company, in the opinion of the Board, justifies such payment.
35.2Except insofar as the rights attaching to, or the terms of issue of, any share otherwise provide:

35.2.1all dividends or distributions out of contributed surplus may be declared and paid according to the amounts paid up on the shares in respect of which the dividend or distribution is paid, and an amount paid up on a share in advance of calls may be treated for the purpose of this Bye-Law as paid-up on the share;

35.2.2dividends or distributions out of contributed surplus may be apportioned and paid pro rata according to the amounts paid-up on the shares during any portion or portions of the period in respect of which the dividend or distribution is paid.

35.3The Board may deduct from any dividend, distribution or other monies payable to a Shareholder by the Company on or in respect of any shares all sums of money (if any) presently payable by him or her to the Company on account of calls or otherwise in respect of shares of the Company.

35.4No dividend, distribution or other monies payable by the Company on or in respect of any share shall bear interest against the Company.

35.5Any dividend, distribution or interest, or part thereof payable in cash, or any other sum payable in cash to the holder of shares may be paid by cheque or warrant sent through the post or by courier addressed to the holder at his or her address in the Register or, in the case of joint holders, addressed to the holder whose name stands first in the Register in respect of the shares at his or her registered address as appearing in the Register or addressed to such person at such address as the holder or joint holders may in writing direct. Every such cheque or warrant shall, unless the holder or joint holders otherwise direct, be made payable to the order of the holder or, in the case of joint holders, to the order of the holder whose name stands first in the Register in respect of such shares, and shall be sent at his, her or their risk and payment of the cheque or warrant by the bank on which it is drawn shall constitute a good discharge to the Company. Any one of two (2) or more joint holders may give effectual receipts for any dividends, distributions or other monies payable or property distributable in respect of the shares held by such joint holders.

35.6Any dividend or distribution out of contributed surplus unclaimed for a period of six (6) years from the date of declaration of such dividend or distribution shall be forfeited and shall revert to the Company and the payment by the Board of any unclaimed dividend, distribution, interest or other sum payable on or in respect of the share into a separate account shall not constitute the Company a trustee in respect thereof.
35.7The Board may also, in addition to its other powers, direct payment or satisfaction of any dividend or distribution out of contributed surplus wholly or in part by the distribution of specific assets, and in particular of paid-up shares or debentures of any other company, and where any difficulty arises in regard to such distribution or dividend, the Board may settle it as it thinks expedient, and in particular, may authorise any person to sell and transfer any fractions or may ignore fractions altogether, and may fix the value for distribution or dividend purposes of any such specific assets and may determine that cash payments shall be made to any Shareholders upon the footing of the values so fixed in order to secure equality of distribution and may vest any such specific assets in trustees as may seem expedient to the Board, provided that such dividend or distribution may not be satisfied by the distribution of any partly paid shares or debentures of any company without the sanction of a Resolution.

36.RESERVES

The Board may, before declaring any dividend or distribution out of contributed surplus, set aside such sums as it thinks proper as reserves which shall, at the discretion of the Board, be applicable for any purpose of the Company and pending such application may, also at such discretion, either be employed in the business of the Company or be invested in such investments as the Board may from time to time think fit. The Board may also without placing the same to reserve carry forward any sums which it may think it prudent not to distribute.

CAPITALISATION OF PROFITS

37.CAPITALISATION OF PROFITS

37.1The Board may from time to time resolve to capitalise all or any part of any amount for the time being standing to the credit of any reserve or fund which is available for distribution or to the credit of any share premium account and accordingly that such amount be set free for distribution amongst the Shareholders or any class of Shareholders who would be entitled thereto if distributed by way of dividend and in the same proportions, on the footing that the same be not paid in cash but be applied either in or towards paying up amounts for the time being unpaid on any shares in the Company held by such Shareholders respectively or in payment up in full of unissued shares, debentures or other obligations of the Company, to be allotted and distributed credited as fully paid amongst such Shareholders, or partly in one way and partly in the other, provided that for the purpose of this Bye-Law, a share premium account may be applied only in paying up of unissued shares to be issued to such Shareholders credited as fully paid.
37.2Where any difficulty arises in regard to any distribution under this Bye-Law, the Board may settle the same as it thinks expedient and, in particular, may authorise any person to sell and transfer any fractions or may resolve that the distribution should be as nearly as may be practicable in the correct proportion but not exactly so or may ignore fractions altogether, and may determine that cash payments should be made to any Shareholders in order to adjust the rights of all parties, as may seem expedient to the Board. The Board may appoint any person to sign on behalf of the persons entitled to participate in the distribution any contract necessary or desirable for giving effect thereto and such appointment shall be effective and binding upon the Shareholders.

RECORD DATES

38.RECORD DATES

38.1Notwithstanding any other provisions of these Bye-Laws, the Company may fix by Resolution, or the Board may fix, any date as the record date for any dividend, distribution, allotment or issue and for the purpose of identifying the persons entitled to receive notices of any general meeting. Any such record date may be on or at any time not more than 30 days before any date on which such dividend, distribution, allotment or issue is declared, paid or made or not more than 30 days before the date of any such meetings.

38.2In relation to any general meeting of the Company or of any class of Shareholder or to any adjourned meeting or any poll taken at a meeting or adjourned meeting of which notice is given, the Board may specify in the notice of meeting or adjourned meeting or in any document sent to Shareholders by or on behalf of the Board in relation to the meeting, a time and date (a record date) which is not more than 30 days before the date fixed for the meeting (the meeting date) and, notwithstanding any provision in these Bye-Laws to the contrary, in such case:

38.2.1each person entered in the Register at the record date as a Shareholder, or a Shareholder of the relevant class, (a record date holder) shall be entitled to attend and to vote at the relevant meeting and to exercise all of the rights or privileges of a Shareholder, or a Shareholder of the relevant class, in relation to that meeting in respect of the shares, or the shares of the relevant class, registered in his or her name at the record date;

38.2.2as regards any shares, or shares of the relevant class, which are registered in the name of a record date holder at the record date but are not so registered at the meeting date (relevant shares), each holder of any relevant shares at the meeting date shall be deemed to have irrevocably appointed that record date holder as his or her proxy for the purpose of attending and voting in respect of those relevant shares at the relevant meeting (with power to appoint, or to authorise the appointment of, some other person as proxy), in such manner as the record date holder in his or her absolute discretion may determine; and
38.2.3accordingly, except through his or her proxy pursuant to Bye-Law 38.2.2 above, a holder of relevant shares at the meeting date shall not be entitled to attend or to vote at the relevant meeting, or to exercise any of the rights or privileges of a Shareholder, or a Shareholder of the relevant class, in respect of the relevant shares at that meeting.

38.3The entry of the name of a person in the Register as a record date holder shall be sufficient evidence of his or her appointment as proxy in respect of any relevant shares for the purposes of this paragraph, but all the provisions of these Bye-Laws relating to the execution and deposit of an instrument appointing a proxy or any ancillary matter (including the Board's powers and discretions relevant to such matter) shall apply to any instrument appointing any person other than the record date holder as proxy in respect of any relevant shares.

ACCOUNTING RECORDS

39.ACCOUNTING RECORDS

39.1The Board shall cause to be kept accounting records sufficient to give a true and fair view of the state of the Company's affairs and to show and explain its transactions, in accordance with the Companies Acts.

39.2The records of account shall be kept at the Registered Office or at such other place or places as the Board thinks fit, and shall at all times be open to inspection by the Directors, PROVIDED that if the records of account are kept at some place outside Bermuda, there shall be kept at an office of the Company in Bermuda such records as will enable the Directors to ascertain with reasonable accuracy the financial position of the Company at the end of each three (3) month period. No Shareholder (other than an Officer of the Company) shall have any right to inspect any accounting record or book or document of the Company except as conferred by law or authorised by the Board or by Resolution.

39.3A copy of every balance sheet and statement of income and expenditure, including every document required by law to be annexed thereto, which is to be laid before the Company in general meeting, together with a copy of the auditors' report, shall be sent to each person entitled thereto in accordance with the requirements of the Companies Acts.

AUDIT

40.AUDIT

Save and to the extent that an audit is waived in the manner permitted by the Companies Acts, auditors shall be appointed and their duties regulated in accordance with the Companies Acts, any other applicable law and such requirements not inconsistent with the Companies Acts as the Board may from time to time determine.

SERVICE OF NOTICES AND OTHER DOCUMENTS

41.SERVICE OF NOTICES AND OTHER DOCUMENTS

41.1Any notice or other document (including but not limited to a share certificate, any notice of a general meeting of the Company, any instrument of proxy and any document to be sent in accordance with Bye-Law 39.3) may be sent to, served on or delivered to any Shareholder by the Company

41.1.1personally;

41.1.2by sending it through the post (by airmail where applicable) in a pre-paid letter addressed to such Shareholder at his or her address as appearing in the Register;

41.1.3by sending it by courier to or leaving it at the Shareholder's address appearing in the Register;

41.1.4where applicable, by sending it by email or facsimile or other mode of representing or reproducing words in a legible and non-transitory form or by sending an electronic record of it by electronic means, in each case to an address or number supplied by such Shareholder for the purposes of communication in such manner; or

41.1.5by publication of an electronic record of it on a website and notification of such publication (which shall include the address of the website, the place on the website where the document may be found, and how the document may be accessed on the website) by any of the methods set out in paragraphs 41.1.1, 41.1.2, 41.1.3 or 41.1.4 of this Bye-Law, in accordance with the Companies Acts.

In the case of joint holders of a share, service or delivery of any notice or other document on or to one of the joint holders shall for all purposes be deemed as sufficient service on or delivery to all the joint holders.

41.2Any notice or other document shall be deemed to have been served on or delivered to any Shareholder by the Company

41.2.1if sent by personal delivery, at the time of delivery;

41.2.2if sent by post, forty-eight (48) hours after it was put in the post;

41.2.3if sent by courier or facsimile, twenty-four (24) hours after sending;

41.2.4if sent by email or other mode of representing or reproducing words in a legible and non-transitory form or as an electronic record by electronic means, twelve (12) hours after sending; or

41.2.5if published as an electronic record on a website, at the time that the notification of such publication shall be deemed to have been delivered to such Shareholder, and in proving such service or delivery, it shall be sufficient to prove that the notice or document was properly addressed and stamped and put in the post, published on a website in accordance with the Companies Acts and the provisions of these Bye-Laws, or sent by courier, facsimile, email or as an electronic record by electronic means, as the case may be, in accordance with these Bye-Laws.

Each Shareholder and each person becoming a Shareholder subsequent to the adoption of these Bye-laws, by virtue of its holding or its acquisition and continued holding of a share, as applicable, shall be deemed to have acknowledged and agreed that any notice or other document (excluding a share certificate) may be provided by the Company by way of accessing them on a website instead of being provided by other means.

41.3If any time, by reason of the suspension or curtailment of postal services within Bermuda or any other territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a notice advertised in at least one national newspaper published in the territory concerned and such notice shall be deemed to have been duly served on each person entitled to receive it in that territory on the day, or on the first day, on which the advertisement appears. In any such case the Company shall send confirmatory copies of the notice by post if at least five (5) clear days before the meeting the posting of notices to addresses throughout that territory again becomes practicable.

41.4Save as otherwise provided, the provisions of these Bye-Laws as to service of notices and other documents on Shareholders shall mutatis mutandis apply to service or delivery of notices and other documents to the Company or any Director, Alternate Director or Resident Representative pursuant to these Bye-Laws.

DESTRUCTION OF DOCUMENTS

42.DESTRUCTION OF DOCUMENTS

The Company shall be entitled to destroy all instruments of transfer of shares which have been registered and all other documents on the basis of which any entry is made in the register at any time after the expiration of six (6) years from the date of registration thereof and all dividends mandates or variations or cancellations thereof and notifications of change of address at any time after the expiration of two (2) years from the date of recording thereof and all share certificates which have been cancelled at any time after the expiration of one (1) year from the date of cancellation thereof and all paid dividend warrants and cheques at any time after the expiration of one (1) year from the date of actual payment thereof and all instruments of proxy which have been used for the purpose of a poll at any time after the expiration of one (1) year from the date of such use and all instruments of proxy which have not been used for the purpose of a poll at any time after one (1) month from the end of the meeting to which the instrument of proxy relates and at which no poll was demanded. It shall conclusively be presumed in favour of the Company that every entry in the register purporting to have been made on the basis of an instrument of transfer or other document so destroyed was duly and properly made, that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered, that every share certificate so destroyed was a valid and effective certificate duly and properly cancelled and that every other document herein before mentioned so destroyed was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company, provided always that:

42.1the provisions aforesaid shall apply only to the destruction of a document in good faith and without notice of any claim (regardless of the parties thereto) to which the document might be relevant;

42.2nothing herein contained shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any other circumstances which would not attach to the Company in the absence of this Bye-Law; and

42.3references herein to the destruction of any document include references to the disposal thereof in any manner.

UNTRACED SHAREHOLDERS

43.UNTRACED SHAREHOLDERS

43.1The Company shall be entitled to sell, at the best price reasonably obtainable, the shares of a Shareholder or the shares to which a person is entitled by virtue of transmission on death, bankruptcy, or otherwise by operation of law if and provided that:

43.1.1during a period of six (6) years, no dividend in respect of those shares has been claimed and at least three (3) cash dividends have become payable on the share in question;

43.1.2on or after expiry of that period of six (6) years, the Company has inserted an advertisement in a newspaper circulating in the area of the last registered address at which service of notices upon the Shareholder or person entitled by transmission may be effected in accordance with these Bye-Laws and in a national newspaper published in the relevant country, giving notice of its intention to sell such shares:

43.1.3during that period of six (6) years and the period of three (3) months following the publication of such advertisement, the Company has not received any communication from such Shareholder or person entitled by transmission; and

43.1.4if so required by the rules of any securities exchange upon which the shares in question are listed for the time being, notice has been given to that exchange of the Company's intention to make such sale.

43.2If during any six (6) year period referred to in paragraph 43.1 above, further shares have been issued in right of those held at the beginning of such period or of any previously issued during such period and all the other requirements of this Bye-Law (other than the requirement that they be in issue for six (6) years) have been satisfied in regard to the further shares, the Company may also sell the further shares.

43.3To give effect to any such sale, the Board may authorise some person to execute an instrument of transfer of the shares sold to, or in accordance with the directions of, the purchaser and an instrument of transfer executed by that person shall be as effective as if it had been executed by the holder of, or person entitled by transmission to, the shares. The transferee shall not be bound to see to the application of the purchase money, nor shall his or her title to the shares be affected by any irregularity in, or invalidity of, the proceedings in reference to the sale.

43.4The net proceeds of sale shall belong to the Company which shall be obliged to account to the former Shareholder or other person previously entitled as aforesaid for an amount equal to such proceeds and shall enter the name of such former Shareholder or other person in the books of the Company as a creditor for such amount. No trust shall be created in respect of the debt, no interest shall be payable in respect of the same and the Company shall not be required to account for any money earned on the net proceeds, which may be employed in the business of the Company or invested in such investments as the Board from time to time thinks fit.

WINDING UP

44.WINDING UP

If the Company shall be wound up, the liquidator may, with the sanction of a Resolution of the Company and any other sanction required by the Companies Acts, divide amongst the Shareholders in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may for such purposes set such values as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Shareholders or different classes of Shareholders. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trust for the benefit of the contributories as the liquidator, with the like sanction, shall think fit, but so that no Shareholder shall be compelled to accept any shares or other assets upon which there is any liability.

INDEMNITY AND INSURANCE

45.INDEMNITY AND INSURANCE

45.1Subject to the proviso below, every Indemnified Person shall be indemnified and held harmless out of the assets of the Company against all liabilities, loss, damage or expense (including but not limited to liabilities under contract, tort and statute or any applicable foreign law or regulation and all reasonable legal and other costs and expenses properly payable) incurred or suffered by him or her by or by reason of any act done, conceived in or omitted in the conduct of the Company's business or in the discharge of his or her duties and the indemnity contained in this ByeLaw shall extend to any Indemnified Person acting in any office or trust in the reasonable belief that he or she has been appointed or elected to such office or trust notwithstanding any defect in such appointment or election PROVIDED ALWAYS that the indemnity contained in this Bye-Law shall not extend to any matter which would render it void pursuant to the Companies Acts.

45.2No Indemnified Person shall be liable to the Company for the acts, defaults or omissions of any other Indemnified Person.

45.3Every Indemnified Person shall be indemnified out of the assets of the Company against all liabilities incurred by him or her by or by reason of any act done, conceived in or omitted in the conduct of the Company's business or in the discharge of his or her duties, in defending any proceedings, whether civil or criminal, in which judgement is given in his or her favour, or in which he or she is acquitted, or in connection with any application under the Companies Acts in which relief from liability is granted to him or her by the court.

45.4To the extent that any Indemnified Person is entitled to claim an indemnity pursuant to these Bye-Laws in respect of amounts paid or discharged by him or her, the relevant indemnity shall take effect as an obligation of the Company to reimburse the person making such payment or effecting such discharge.
45.5Each Shareholder and the Company agree to waive any claim or right of action he, she or it may at any time have, whether individually or by or in the right of the Company, against any Indemnified Person on account of any action taken by such Indemnified Person or the failure of such Indemnified Person to take any action in the performance of his or her duties with or for the Company PROVIDED HOWEVER that such waiver shall not apply to any claims or rights of action arising out of the fraud of such Indemnified Person or to recover any gain, personal profit or advantage to which such Indemnified Person is not legally entitled.

45.6Expenses incurred in defending any civil or criminal action or proceeding for which indemnification is required pursuant to these Bye-Laws shall be paid by the Company in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the Indemnified Person to repay such amount if any allegation of fraud or dishonesty is proved against the Indemnified Person PROVIDED THAT no monies shall be paid hereunder unless payment of the same shall be authorised in the specific case upon a determination that indemnification of the Director or Officer would be proper in the circumstances because he or she has met the standard of conduct which would entitle him or her to the indemnification thereby provided and such determination shall be made:

45.6.1by the Board, by a majority vote at a meeting duly constituted by a quorum of Directors not party to the proceedings or matter with regard to which the indemnification is, or would be, claimed; or

45.6.2in the case such a meeting cannot be constituted by lack of a disinterested quorum, by independent legal counsel in a written opinion; or

45.6.3by a majority vote of the Shareholders.

45.7Without prejudice to the provisions of this Bye-Law, the Board shall have the power to purchase and maintain insurance for or for the benefit of any Indemnified Person or any persons who are or were at any time Directors, Officers, employees of the Company, or of any other company which is its holding company or in which the Company or such holding company has any interest whether direct or indirect or which is in any way allied to or associated with the Company, or of any subsidiary undertaking of the Company or any such other company, or who are or were at any time trustees of any pension fund in which employees of the Company or any such other company or subsidiary undertaking are interested, including (without prejudice to the generality of the foregoing) insurance against any liability incurred by such persons in respect of any act or omission in the actual or purported execution or discharge of their duties or in the exercise or purported exercise of their powers or otherwise in relation to their duties, powers or offices in relation to the Company or any such other company, subsidiary undertaking or pension fund.
AMALGAMATION

46.AMALGAMATION OR MERGER

Any resolution proposed for consideration at any general meeting to approve the amalgamation or merger of the Company with any other company, wherever incorporated, shall require the approval of:

46.1the Board, by resolution adopted by a majority of Directors then in office, and

46.2the Shareholders, by resolution passed by a majority of votes cast at such meeting and the quorum for such meeting shall be that required in Bye-Law 20.1.

CONTINUATION

47.CONTINUATION

Subject to the Companies Acts, the Company may with the approval of:

47.1the Board, by resolution adopted by a majority of Directors then in office, and

47.2the Shareholders by resolution passed by a majority of votes cast at the general meeting,

47.3approve the discontinuation of the Company in Bermuda and the continuation of the Company in a jurisdiction outside Bermuda.

ALTERATION OF BYE-LAWS

48.ALTERATION OF BYE-LAWS

48.1Subject to Bye-Laws 48.2 and 48.3, these Bye-Laws may be revoked or amended only by the Board, which may from time to time revoke or amend them in any way by a resolution of the Board passed by a majority of the Directors then in office and eligible to vote on that resolution, but no such revocation or amendment shall be operative unless and until it is approved at a subsequent general meeting of the Company by the Shareholders by Resolution passed by a majority of votes cast.

48.2Where the Board has, by a resolution passed by a majority of the Directors then in office and eligible to vote on that resolution, approved a revocation or amendment of Bye-Laws 23, 24, 46, 47, 48 and 49 inclusive, the revocation or amendment will not be effective unless approved by a Resolution of Shareholders holding not less than 80 per cent of the issued shares of the Company carrying the right to vote at general meetings at the relevant time.

48.3No amendment of the Bye-Laws may be made without complying with the requirements of Bye-Law 49.9, if applicable.

BUSINESS COMBINATIONS

49.BUSINESS COMBINATIONS

49.1The following definitions shall apply with respect to the provisions of this Bye-Law:

49.1.1the Act: the Securities Exchange Act of 1934 of the United States of America, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing the Act, rules or regulations).

49.1.2Affiliate: or a person affiliated with a specified person means a person that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

49.1.3Associate: used to indicate a relationship with any person, means

(a)any corporation or organization (other than the Company or a majority owned subsidiary of the Company) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities,

(b)any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves a trustee or in a similar fiduciary capacity, and

(c)any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the Company or any of its parents or subsidiaries.

49.1.4A person shall be a beneficial owner of any Voting Shares:

(a)which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly;

(b)which such person or any of its Affiliates or Associates has, directly or indirectly,

(i)the right to acquire (whether such rights is exercisable immediately or subject only to the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or

(ii)the right to vote pursuant of any agreement, arrangement or understanding; or

(c)beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding of the purpose of acquiring, holding, voting or disposing of any shares of Capital Stock.

For the purposes of determining whether a person is an Interested Shareholder pursuant to this Bye-Law, the number of Capital Shares deemed to be outstanding shall include shares deemed beneficially owned by such person through application of this paragraph, but shall not include any other Capital Shares that may be issuable pursuant to an agreement arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

49.1.5Business Combination:

(a)any merger, consolidation or amalgamation of the Company or any Subsidiary (as hereinafter defined) with

(i)any Interested Shareholder or

(ii)any other company (whether or not itself an Interested Shareholder) which is or after such merger, consolidation or amalgamation would be an Affiliate or Associate of an Interested Shareholder; or

(b)any sale, lease, exchange, mortgage, pledge, transfer or other disposition or security arrangement, investment, loan, advance, guarantee, agreement to purchase, agreement to pay, extension of credit, joint venture participation or other arrangement (in one transaction or a series of transactions) with or for the benefit of any Interested Shareholder or any Affiliate or Associate of any Interested Shareholder involving any assets, securities or commitments of the Company, any Subsidiary or any Interested Shareholder or any Affiliate or Associate of any Interested Shareholder (except for any arrangement, whether as employee, consultant or otherwise, other than as a Director, pursuant to which any Interested Shareholder or any Affiliate or Associate thereof shall, directly or indirectly, have any control over or responsibility for the management of any aspect of the business or affairs of the Company, with respect to which arrangements the value tests set forth below shall not apply), together with all other such arrangements (including all contemplated future events), that constitutes 10% percent or more of the book value of the total assets (in the case of transactions involving assets or commitments other than capital shares) or 10% percent or more of the Shareholders' equity (in the case of transactions in Capital Shares) of the entity in question (the Substantial Part), as reflected in the most recent fiscal year and consolidated balance sheet of such entity existing at the time the Shareholders of the Company would be required to approve or authorize the Business Combinations involving the assets, securities and/or commitments constituting any Substantial Part; or

(c)the adoption of any plan or proposal for the liquidation or dissolution of the Company or for the discontinuation into another jurisdiction or for any amendment to the Company's Bye-Laws; or

(d)any reclassification of shares or other securities (including any reverse stock split), or recapitalization of the Company, or any merger, consolidation or amalgamation of the Company with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Shareholder) that has the effect, directly or indirectly, of increasing the proportionate share of any class or series of Capital Shares, or any securities convertible into Capital Shares or into equity securities of any Subsidiary, that is beneficially owned by an Interested Shareholder or any Affiliate or Associate of any Interested Shareholder; or

(e)any agreement, contract or other arrangement providing for any one or more of the actions specified in the foregoing clauses 49.1.S(a) to 49.1.S(b) inclusive.

49.1.6Capital Shares: all the authorised shares in the capital of the Company.

49.1.7Common Shares: all the authorised common shares in the capital of the Company.

49.1.8Continuing Director: any member of the Board while such person is a member of the Board who is not an Affiliate or Associate or representative of the Interested Shareholder and was a member of the Board prior to the time that the Interested Shareholder became an Interested Shareholder, and any successor of a Continuing Director while such successor is a member of the Board of Directors, who is not an Affiliate or Associate or representative of the Interested Shareholder and is recommended or elected to succeed the Continuing Director by a majority of Continuing Directors.

49.1.9Control: (including the terms controlling, controlled by and under common control with) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.
49.1.10Fair Market Value:

(a)in the case of cash, the amount of such cash;

(b)in the case of shares, the highest closing sale price during the 30 day period immediately preceding the date in question of a share on the Composite Tape for New York Stock Exchange Listed Stocks, or, if such shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if such shares are not listed on such Exchange, on the principal United States securities exchange registered under the Act on which such stock is listed or, if such shares are not listed on any such exchange, the highest closing bid quotation with respect to such shares during the 30 day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System, in the pink sheets of the National Quotation Bureau or any similar system then in use, or if no such quotations are available, the fair market value on the date in question of a share as determined by a majority of the Continuing Directors in good faith; and

(c)in the case of property other than cash or shares, the fair market value of such property on the date in question as determined in good faith by a majority of the Continuing Directors.

49.1.11Interested Shareholder: any person (other than the Company or any Subsidiary and other than any profit sharing, employee share ownership or other employee benefit plan of the Company or any Subsidiary or any trustee of a fiduciary with respect to any such plan when acting in such capacity) who

(a)is or has announced or publicly disclosed a plan or intention to become the beneficial owner of Voting Shares representing ten percent (10%) or more of the vote entitled to be case by the holders of all then outstanding shares of Voting Shares, or

(b)is an Affiliate or Associate of the Company and at any time within the two (2) year period immediately prior to the date in question was the beneficial owner of Voting Shares representing ten percent ( 10%) or more of the votes entitled to be case by the holders of all then outstanding shares of Voting Shares.

49.1.12Person: any individual, firm, company or other entity and shall include any group comprised of any person and any other person with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding directly or indirectly, for the purpose of acquiring, holding, voting or disposing of Capital Shares.
49.1.13Proposed Action: a Business Combination or any proposal to amend, repeal or adopt any provision of these Bye-Laws inconsistent with this Bye-Law.

49.1.14Subsidiary: any company, wherever organised, of which a majority of any class of equity security is beneficially owned by the Company; provided, however, that for the purposes of the definition of Interested Shareholder set forth in this Bye-Law, the term Subsidiary shall mean only a company of which a majority of each class of equity security is beneficially owned by the Company.

49.1.15Voting Shares: shall mean all Capital Shares which by their terms may be voted on all matters submitted to Shareholders of the Company generally.

49.2In addition to any affirmative vote required by law or these Bye-Laws, and except as otherwise expressly provided in Bye-Law 49.3, a Business Combination with, or proposed by or on behalf of, any Interested Shareholder or any Affiliate or Associate of any Interested Shareholder or any person who thereafter would be an Affiliate or Associate of such Interested Shareholder shall require the affirmative vote of not less than sixty-six and two-thirds percent (66 2/3%) of the votes entitled to be cast by the holders of all the then outstanding Voting Shares, voting together as a single class, excluding Voting Shares beneficially owned by any Interested Shareholder or any Affiliate or Associate of such Interested Shareholders. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage or separate class vote may be specified, by law or in any agreement with any national securities exchange or otherwise.

49.3The provisions of Bye-Law 49.2 shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote, if any, as is required by law or any other provision of the Bye-Laws of the Company, if all of the conditions specified in either of the following paragraphs 49.3.1 or 49.3.2 are met:

49.3.1The Business Combination shall have been approved by a majority of the Continuing Directors.

49.3.2All of the following conditions shall have been met:

(a)the aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of Common Shares in such Business Combination shall be at least equal to the highest amount determined under clauses (i) and (ii) below:
(i)    (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by or on behalf of the Interested Shareholders for beneficial ownership of Common Shares acquired by it (x) within the two (2) year period immediately prior to the first public announcement of the proposed Business Combination (the Announcement Date) or (y) in the

transaction in which it became an Interested Shareholder, whichever is higher, in either case as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to the Common Shares; and

(ii)the Fair Market Value per share of Common Shares on the Announcement Date or on the date on which the Interested Shareholder became an Interested Shareholder (the Determination Date), whichever is higher, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to the Common Shares.

(b)The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination, of consideration other than cash to be received per share by holders of shares of any class or series of outstanding Capital Shares, other than Common Shares, shall be at least equal to the highest amount determined under clauses (i), (ii) and(iii) below:

(i)(if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by or on behalf of the Interested Shareholder for any such class or series of Capital Shares in connection with the acquisition by the Interested Shareholder of beneficial ownership of shares of such class or series of Capital Shares (x) within the two (2) year period immediately prior to the Announcement Date or (y) in the transaction in which it became an Interested Shareholder, whichever is higher, in either case as adjusted for any subsequent share split, share dividend, subdivision or reclassification with respect to such class or series of Capital Shares;

(ii)The Fair Market Value per share of such class or series of Capital Shares on the Announcement Date or on the Determination Date, whichever is higher, as adjusted for any subsequent share split, subdivision or reclassification with respect to such class or series of Capital Shares; and

(iii)    (if applicable) the highest preferential amount per share to which the holders of shares of such class or series of Capital Shares would be entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company regardless of whether the Business Combination to be consummated constitutes such an event.

(c)The consideration to be received by holders of a particular class or series of outstanding Capital Shares shall be in cash or in the same form as previously has been paid by or on behalf of the Interested Shareholder in connection with its direct or indirect acquisition of beneficial ownership of shares of such class or series of Capital Shares. If the consideration so paid for shares of any class or series of Capital Shares varied as to form, the form of consideration for such class or series of Capital Shares shall be either cash or the form used to acquire beneficial ownership of the largest number of shares of such class or series of Capital Shares previously acquired by the Interested Shareholder.

(d)After the Determination Date and prior to the consummation of such Business Combination;

(i)except as approved by a majority of the Continuing Directors, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) payable in accordance with the terms of any outstanding Capital Shares;

(ii)there shall have been no reduction in the annual rate of dividends paid on the Common Shares except as necessary to reflect any stock split, stock dividend or subdivision of the Common Shares, or except as approved by a majority of the Common Shares, or except as approved by a majority of the Continuing Directors;

(iii)there shall have been an increase in the annual rate of dividends paid on the Common Shares as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction that has the effect of reducing the number of outstanding Common Shares, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors; and
(iv)such Interested Shareholders shall not have become the beneficial owner of any additional Capital Shares except as part of the transaction that results in such

Interested Shareholder becoming an Interested Shareholder and except in a transaction that; after giving effect thereto, would not result in any increase in the Interested Shareholder's percentage beneficial ownership of any class or series of Capital Shares.

(e)A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Act shall be mailed to all Shareholders of the Company at least thirty (30) days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions). The proxy or information statement shall contain on the first page thereof, in a prominent place, any statement as to the advisability (or inadvisability) of the Business Combination that the Continuing Directors, or any of them, may choose to make and, if deemed advisable by a majority of the Continuing Directors, an opinion of an investment banking firm selected by a majority of the Continuing Directors as to the fairness (or unfairness) of the terms of the Business Combination from a financial point of view to the holders of the outstanding shares of Capital Shares other than the Interested Shareholder and its Affiliates or Associates, such investment banking firm to be paid a reasonable fee for its services by the Company.

(f)Such Interested Shareholder shall not have any major change in the Company's business or equity capital structure without the approval of a majority of the Continuing Directors.

(g)The provisions of this paragraph 49.3.2 shall be required to be met with respect to every class or series of outstanding Capital Shares, whether or not the Interested Shareholder has previously acquired beneficial ownership of any shares of a particular class or series of Capital Shares.

49.4In the event of any Business Combination in which the Company survives, the phrase consideration other than cash to be received as used in paragraphs 49.3.2(a) and Bye Law 49.3.2(b) shall include the Common Shares and/or the shares of any other class or series of Capital Shares retained by the holders of such shares.

49.5A majority of the Continuing Directors shall have power and duty to determine for the purpose of this Bye-Law, on the basis of information known to them after reasonable inquiry, all questions arising under this Bye-Law including, without limitation,

49.5.1whether a person is an Interested Shareholder,
49.5.2    the number of shares of Capital Shares or other securities beneficially owned by any person,

49.5.3whether a person is an Affiliate or Associate of another,

49.5.4whether a Proposed Action is with, or proposed by, or on behalf of an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder,

49.5.5whether the assets that are the subject of any Business Combination, or the consideration to be received for the issuance or transfer of securities by the Company or any Subsidiary in any Business Combination constitutes 10% percent or more of the book value of the total assets (in the case of transactions involving assets or commitments other than capital shares) or 10% percent or more of the Shareholders' equity (in the case of transactions in Capital Shares) of the entity in question

49.5.6whether the assets or securities that are the subject of any Business Combination constitute a Substantial Part. Any such determination made in good faith shall be binding and conclusive on all parties.

The good faith determination of a majority of the Continuing Directors on such matters shall be conclusive and binding for all purposes of this Bye-Law.

49.6Nothing contained in this Bye-Law shall be construed to relieve any Interested Shareholder from any fiduciary obligation imposed by law.

49.7The fact that any Business Combination complies with the provisions of this Bye-Law shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board or any member thereof, to approve such Business Combination or recommend its adoption or approval to the Shareholders of the Company, nor shall such compliance limit, prohibit or otherwise restrict in any manner the Board or any member thereof, with respect to evaluations of or actions and responses taken with respect to such Business Combination.

49.8A Proposed Action is presumed to have been proposed by, or on behalf of, an Interested Shareholder or a person who thereafter would become such if

49.8.1    after the Interested Shareholder became such, the Proposed Action is proposed following the election of any Director who with respect to such Interested Shareholder, would not qualify to serve as a Continuing Director or

49.8.2such Interested Shareholder, Affiliate, Associate or person votes for or consents to the adoption of any such Proposed Action, unless as to such Interested Shareholder, Affiliate, Associate or person a majority of the Continuing Directors makes a good faith determination that such Proposed Action is not proposed by or on behalf of such Interested Shareholder, Affiliate, Associate or person, based on information known to them after reasonable inquiry.

49.9Notwithstanding any other provisions of these Bye-Laws (and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law or these Bye-Laws), any proposal to amend, repeal or adopt any provision of these Bye-Laws inconsistent with this Bye Law which is proposed by or on behalf of an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder shall require the affirmative vote of the holders of not less than sixty-six and two-thirds percent (66 2/3%) of the votes entitled to be cast by the holders of all the then outstanding Voting Shares, voting together as a single class, excluding Voting Shares beneficially owned by such Interested Shareholder; provided, however, that this Bye-Law 49.9 shall not apply to, and such sixty-six and two-thirds percent (66 2/3%) vote shall not be required for, any amendment, repeal or adoption unanimously recommended by the Board if all of the Directors on the Board are persons who would be eligible to serve as Continuing Directors within the meaning of Bye-Law 49.1.7.